Exhibit 10.2

LOAN AGREEMENT
by and among
KBSIII 60 SOUTH SIXTH STREET, LLC, KBSIII PRESTON COMMONS, LLC, KBSIII STERLING PLAZA, LLC, KBSIII ONE WASHINGTONIAN, LLC, KBSIII TOWERS AT EMERYVILLE, LLC, KBSIII TEN ALMADEN, LLC, KBSIII LEGACY TOWN CENTER, LLC, and KBSIII 500 WEST MADISON, LLC,
each a Delaware limited liability company,
collectively, as Borrower
and
BANK OF AMERICA, N.A.,
a national banking association, as Administrative Agent
and
The Other Financial Institutions Party Hereto
Dated as of November 3, 2017
MERRILL LYNCH PIERCE FENNER & SMITH INCORPORATED, as Joint Lead Arranger and Joint Bookrunner
WELLS FARGO SECURITIES, LLC, as Joint Lead Arranger and Joint Bookrunner
U.S. BANK, NATIONAL ASSOCIATION, as Joint Lead Arranger, Joint Bookrunner and Documentation Agent
WELLS FARGO BANK, N.A., as Syndication Agent

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4.22	Debt Service Coverage Ratio	37
4.23	Anti-Corruption Laws	38
4.24	Controlled Substances	38
ARTICLE 5 - NEGATIVE COVENANTS		38
5.1	Conditional Sales	38
5.2	Insurance Policies and Bonds	38
5.3	Commingling	39
5.4	Additional Debt	39
5.5	Sanctions	39
5.6	Anti-Corruption Laws	39
5.7	Ownership; Merger; Consolidation; Purchase or Sale of Assets	39
ARTICLE 6 - REPRESENTATIONS AND WARRANTIES		41
6.1	Organization, Power and Authority of Borrowers; Loan Documents	41
6.2	Other Documents; Laws	41
6.3	Taxes	42
6.4	Legal Actions	42
6.5	Nature of Loan	42
6.6	Trade Names	42
6.7	Financial Statements	42
6.8	No Material Adverse Change	42
6.9	ERISA and Prohibited Transactions	42
6.10	Compliance with Laws and Zoning and Other Requirements; Encroachments	43
6.11	Certificates of Occupancy	43
6.12	Utilities; Roads; Access	43
6.13	Other Liens	43
6.14	No Defaults	43
6.15	No Broker	44
6.16	Not a Foreign Person	44
6.17	OFAC	44
6.18	Anti-Corruption Laws	44
6.19	EEA Financial Institution	44
ARTICLE 7 - DEFAULT AND REMEDIES		44
7.1	Events of Default	44
7.2	Remedies	46
ARTICLE 8 - ADMINSTRATIVE AGENT		47
8.1	Appointment and Authorization of Administrative Agent	47
8.2	Delegation of Duties; Advice	49
8.3	Liability of Administrative Agent	49
8.4	Reliance by Administrative Agent; Authorized Signers	50
8.5	Notice of Default	51
8.6	Credit Decisions; Disclosure of Information by Administrative Agent	51

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8.7	Indemnification of Administrative Agent	52
8.8	Administrative Agent in Individual Capacity	53
8.9	Successor Administrative Agent	53
8.10	Releases; Acquisition and Transfers of Collateral	54
8.11	Application of Payments	56
8.12	Administrative Agent Advances	56
8.13	Defaulting Lender	57
8.14	Benefit	58
8.15	Co-Agents; Lead Managers	58
8.16	Lender Participation in Swap Transactions	59
8.17	Swap Contracts	59
8.18	Borrowers Not a Party	59
ARTICLE 9 - GENERAL TERMS AND CONDITIONS		59
9.1	Consents; Borrowers' Indemnity	59
9.2	Miscellaneous	61
9.3	Notices	62
9.4	Payments Set Aside	64
9.5	Successors and Assigns	64
9.6	Confidentiality	68
9.7	Set-off	69
9.8	Sharing of Payments	69
9.9	Amendments; Survival	70
9.10	Several Obligations; No Liability; No release	71
9.11	[Intentionally Omitted]	72
9.12	Replacement of Lenders	72
9.13	Further Assurances	73
9.14	Inducement to Lenders	73
9.15	Forum	73
9.16	Interpretation	74
9.17	No Partnership, etc	74
9.18	Commercial Purpose	74
9.19	Usury	74
9.20	WAIVER OF JURY TRIAL	75
9.21	Service of Process	76
9.22	No Delays; Defaults	76
9.23	USA Patriot Act; KYC Notice	76
9.24	Entire Agreement	77
9.25	Limitation on Liability	77
9.26	Third Parties; Benefit	78
9.27	Other Transactions	78
9.28	Limited Recourse Provision	79
9.29	Releases and Reconveyances of Properties	79
9.30	Additions/Substitutions of Properties to the Collateral	80

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9.31	Additional Representations	83
9.32	Co-Borrowers	83
9.33	Intentionally Omitted	86
9.34	Acknowledgment and Consent to Bail-In of EEA Financial Institutions	86

iv

LOAN AGREEMENT
THIS LOAN AGREEMENT (this “Agreement”) is made as of November 3, 2017 by and among each lender from time to time a party hereto (individually, a “Lender” and collectively, the “Lenders”), and BANK OF AMERICA, N.A., a national banking association as Administrative Agent, and KBSIII 60 SOUTH SIXTH STREET, LLC, a Delaware limited liability company (“RBC Plaza Borrower”), KBSIII PRESTON COMMONS, LLC, a Delaware limited liability company (“Preston Commons Borrower”), KBSIII STERLING PLAZA, LLC, a Delaware limited liability company (“Sterling Plaza Borrower”), KBSIII ONE WASHINGTONIAN, LLC, a Delaware limited liability company (“One Washingtonian Office Tower Borrower”), KBSIII TOWERS AT EMERYVILLE, LLC, a Delaware limited liability company (“Towers at Emeryville Borrower”), KBSIII TEN ALMADEN, LLC, a Delaware limited liability company (“Ten Almaden Borrower”), KBSIII LEGACY TOWN CENTER, LLC, a Delaware limited liability company (“Legacy Town Center Borrower”), and KBSIII 500 WEST MADISON, LLC, a Delaware limited liability company (“500 West Madison Tower Borrower”; RBC Plaza Borrower, Preston Common Borrower, Sterling Plaza Borrower, One Washingtonian Office Tower Borrower, Towers at Emeryville Borrower, Ten Almaden Borrower, Legacy Town Center Borrower and 500 West Madison Tower Borrower shall be hereinafter referred to, individually, as a “Borrower” and, collectively, jointly and severally, as “Borrowers”), who agree as follows:
ARTICLE 1 - THE LOAN
1.1    General Information and Exhibits. This Agreement includes all of the Exhibits listed below, all of which Exhibits are attached hereto and made a part hereof for all purposes. Borrowers and Lenders agree that if any Exhibit attached to this Agreement contains blanks, the same shall be completed correctly and in accordance with this Agreement prior to or at the time of the execution and delivery thereof.

_X_	Exhibit “A” - Legal Description of the Land

_X_	Exhibit “B” - Definitions

_X_	Exhibit “C” - Conditions Precedent to the Disbursement of Term Loan and the Extension of Credit for the Revolving Loan

_X_	Exhibit “D” - Leasing and Tenant Matters

_X_	Exhibit “E” - Assignment and Assumption

_X_	Exhibit “F” - Promissory Note

_X_	Exhibit “G” - Schedule of Lenders

_X_	Exhibit “H” - Swap Contracts

_X_	Exhibit “I” - Extension Conditions

_X_	Exhibit “J” - Form of Draw Request

_X_	Exhibit “K-1” - Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

_X_	Exhibit “K-2” - Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

_X_	Exhibit “K-3” - Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

_X_	Exhibit “K-4” - Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

_X_	Exhibit “L” - Form of Secured Party Designation Notice

_X_	Exhibit “M” - Form of Joinder Agreement

_X_	Exhibit “N” - Borrowers’ Remittance Instructions

_X_	Exhibit “O” - Borrower’s Instruction Certificate

_X_	Exhibit “P” - Form of Compliance Certificate

The Exhibits contain other terms, provisions and conditions applicable to the Loan. Capitalized terms used in this Agreement shall have the meanings assigned to them in Exhibit “B”. This Agreement and the other Loan Documents, which must be in form, detail and substance satisfactory to Administrative Agent and the Lenders, evidence the agreements of Borrowers and Lenders with respect to the Loan. Borrowers shall comply with all of the Loan Documents.
1.2    Purpose. The proceeds of the Loan shall be used (i) to pay for or reimburse Borrowers for certain costs and expenses incurred by Borrowers in connection with the repayment of principal and interest of certain indebtedness secured by the Property of each Borrower and payment of closing costs and other expenses related to the Loan, (ii) for the return of equity to certain indirect owners of Borrowers, (iii) to pay or reimburse Borrowers for certain other costs and expenses, including costs of Tenant Improvements, Leasing Commissions, and capital improvements at the Properties, (iv) for working capital or liquidity management of the Guarantor, and (v) for any other lawful purpose; provided, however, Borrowers shall not in any case directly or indirectly use the proceeds of the Loan, or lend, contribute or otherwise make available such proceeds to any individual or entity, to fund any activities of or business with any individual or entity, or in any Designated Jurisdiction, that, at the time of such funding, is the subject of Sanctions or in any other manner that will result in a violation by any individual or entity (including any individual or entity participating in the transaction, whether as Lender, Administrative Agent or otherwise) of Sanctions.
1.3    Commitment to Lend; Revolving Availability; Increase in Commitments.
1.3.1    Commitment to Lend. Borrowers agree, on a joint and several basis, to borrow from each Lender, and each Lender severally agrees to make advances of its Pro Rata Share of the Loan proceeds to Borrowers in amounts at any one time outstanding not to exceed such Lender’s Pro Rata Share of the Loan and (except for Administrative Agent with respect to Administrative Agent Advances), on the terms and subject to the conditions set forth in this Agreement and Exhibit “C”. Each Lender shall fund its Pro Rata Share of each advance of Loan proceeds under this Agreement, provided, however, that no Lender will be required to make an advance in any amount which, when aggregated with all prior advances made by such Lender, would exceed such Lender’s then current Commitment. Lenders’ Commitments to lend shall expire and terminate automatically (a) if the Loan is prepaid in full, (b) upon the occurrence of a Default, and (c) on the Maturity Date. Except

as expressly provided in Section 1.3.3 the Loan is not a revolving loan, and amounts repaid may not be re-borrowed except as expressly provided in Section 1.3.3.
1.3.2    Term Loan Disbursement. On the Closing Date, Lenders shall advance the term loan portion of the Loan proceeds to Borrowers in the principal amount of Seven Hundred Fifty-Seven Five Hundred Thousand Dollars ($757,500,000) (the “Term Loan”). The Term Loan is not a revolving loan, and may not be re-borrowed.
1.3.3    Revolving Availability. From and after the Closing Date and until the Maturity Date, Borrowers may borrow, and subsequently repay and reborrow, amounts constituting Revolving Loan Proceeds under this Agreement, so long as (x) the principal amount of the Loan outstanding as Revolving Loan Proceeds at any time does not exceed the Revolving Availability, and (y) the outstanding principal balance of the Loan (including the principal amount of the Term Loan outstanding) does not exceed the amount of the Aggregate Commitments. Borrowers shall pay to Administrative Agent, for the ratable benefit of the Lenders, within five (5) days of written Notice from Administrative Agent, any amount necessary to comply with the preceding sentence. Revolving Loan Proceeds shall be disbursed to Borrower (but not more frequently than three (3) disbursements per month), subject to the following terms and conditions:
(i)    no Default or Potential Default shall exist;
(ii)    Administrative Agent shall have received Draw Request signed by an Authorized Signer; and
(iii)    Administrative Agent shall not have suspended (or such suspension, if any, shall not then exist) the disbursements of Revolving Loan Proceeds for a failure of the Properties to satisfy the Ongoing Debt Service Coverage Ratio in accordance with Section 4.22;
(iv)    Borrowers’ representations and warranties set forth in this Agreement shall be true and correct in all material respects as of the date of the Draw Request and, unless Administrative Agent is notified to the contrary prior to the disbursement of the advance requested, will be so on the date of the disbursement; and
(v)    After giving effect to the requested disbursement, Borrowers shall have satisfied a Disbursement Debt Service Coverage Ratio, based on the results of operations of the Properties as of the most recent Test Date, of not less than the Minimum Required Debt Service Coverage Ratio, as evidenced by a compliance certificate delivered by Borrowers to Administrative Agent in accordance with Section 4.8(f); and
(vi)    the amount of the requested disbursement shall not, (A) when added to the principal amount of the Revolving Loan outstanding, exceed the Revolving Availability, or (B) when added to the outstanding principal balance of the Loan (including the principal amount of the Term Loan outstanding) exceed the amount of the Aggregate Commitments.

Administrative Agent shall fund any disbursement of Revolving Loan Proceeds within five (5) Business Days of the satisfaction of the foregoing conditions, subject to satisfaction of and in accordance with the provisions of Section 1.3.4.
1.3.4    Disbursements of Revolving Loan Proceeds.
(a)    Following receipt of a Draw Request, Administrative Agent shall promptly provide each Lender with a copy of such Draw Request. Administrative Agent shall notify each Lender telephonically (with confirmation by electronic mail) or by electronic mail (with confirmation by telephone) not later than 1:00 p.m. Administrative Agent’s Time three (3) Business Days prior to the advance Funding Date for LIBOR Rate Principal advances, and one (1) Business Day prior to the advance Funding Date for all other advances, of its Pro Rata Share of the amount Administrative Agent has determined shall be advanced in connection therewith (the “Advance Amount”). In the case of an advance of the Revolving Loan, each Lender shall make the funds for its Pro Rata Share of the Advance Amount available to Administrative Agent not later than 11:00 a.m. Administrative Agent’s Time on the Funding Date thereof. After Administrative Agent’s receipt of the Advance Amount from Lenders, Administrative Agent shall make Revolving Loan Proceeds in an amount equal to the Advance Amount (or, if less, such portion of the Advance Amount that shall have been paid to Administrative Agent by Lenders in accordance with the terms hereof) available to Borrowers on the applicable Funding Date by advancing such funds to Borrowers.
(b)    Unless Administrative Agent shall have received notice from a Lender prior to the proposed advance Funding Date for LIBOR Rate Principal advances (or, in the case of any other advances, prior to 12:00 p.m. (Administrative Agent’s Time) on such advance Funding Date) that such Lender will not make available to Administrative Agent such Lender’s Pro Rata Share of such Advance Amount, Administrative Agent may assume that such Lender has made such Pro Rata Share available on such date in accordance with Subsection (a) of this Section (or, in the case of any advances other than LIBOR Rate Principal advances, that such Lender has made such Pro Rata Share available in accordance with, and at the time required by Subsection (a) of this Section) and may, in reliance upon such assumption, make available to Borrowers a corresponding amount. In such event, if a Lender has not in fact made its Pro Rata Share of the Advance Amount available to Administrative Agent, then the applicable Lender severally agrees to pay to Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to Borrowers to but excluding the date of payment to Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by Administrative Agent in connection with the foregoing. If such Lender shall pay such interest to Administrative Agent for the same or an overlapping period, Administrative Agent shall promptly remit to Borrower the amount of such interest paid by Borrower for such period. If such Lender pays its Pro Rata Share of the applicable Advance Amount to Administrative Agent, then the amount so paid shall constitute such Lender’s Pro Rata Share of such Advance Amount. A notice of Administrative Agent to any Lender with respect to any amount owing under this Subsection shall be conclusive, absent manifest error.

(c)    If any Lender makes available to Administrative Agent funds for any Loan advances to be made by such Lender as provided in the foregoing provisions of this Section, and such funds are not made available to Borrower by Administrative Agent because the conditions to the applicable Loan advance set forth in Section 1.3.3 are not satisfied in accordance with the terms hereof, Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.
(d)    The obligations of Lenders hereunder to make Loan advances and to make payments pursuant to Section 8.7 are several and not joint. The failure of any Lender to make any Loan advance or to make any payment under Section 8.7 on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan advance or to make its payment under Section 8.7.
(f)    Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan advance in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan advance in any particular place or manner.

1.3.5    Increase in Commitments. Borrowers shall have the right to request, not more frequently than once per calendar quarter, increases in the Aggregate Commitments by providing written notice to Administrative Agent; provided, however, that after giving effect to any such increases, the Aggregate Commitments shall not exceed One Billion Four Hundred Ten Million Dollars ($1,410,000,000). Each such increase in the Aggregate Commitments must be in an integral multiple of Twenty-Five Million Dollars ($25,000,000), and, as to any new or increasing Lender, shall be allocated among the Revolving Loan Commitments and the Term Loan Commitments of such Lender in proportion to the aggregate amount of all Revolving Loan Commitments to the aggregate amount of all Term Loan Commitments existing immediately prior to such increase. Any property to be taken as Collateral in connection with any such increase in the Aggregate Commitments shall be subject to satisfaction of the conditions set forth in Section 9.30 and such property must be approved by the Required Lenders, which approval may be granted or withheld in each Required Lender’s sole and absolute discretion. Administrative Agent, in consultation with Borrowers, shall manage all aspects of the syndication of such increase in the Aggregate Commitments, including decisions as to the selection of the existing Lenders and/or other banks, financial institutions and other institutional lenders to be approached with respect to such increase and the allocations of the increase in the Aggregate Commitments among such existing Lenders and/or other banks, financial institutions and other institutional lenders. No Lender shall be obligated in any way whatsoever to increase its Commitment. Effecting the increase of the Aggregate Commitments under this Section is subject to the following conditions precedent (together with any other conditions precedent imposed by Administrative Agent and the Lenders in their sole and absolute discretion): (i) no Default or Potential Default shall be in existence on the effective date of such increase; (ii) except as disclosed to Administrative Agent in writing, the representations and warranties made by Borrowers and Guarantor in any Loan Document shall be true or correct in all material respects on the effective date of such increase, except to the extent that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties must be true and correct in all material respects on such earlier date; (iii) Administrative Agent shall have received each of the following, in form and substance reasonably satisfactory to Administrative Agent: (A) such agreements, amendments, promissory notes, documents, certificates and instruments as Administrative Agent shall reasonably require to evidence the increase in the Commitments; (B) an acknowledgement and ratification by Guarantor of its obligations under the Guaranty; (C) a customary opinion of counsel to Borrowers and Guarantor, and addressed to Administrative Agent and the Lenders covering such matters as reasonably requested by Administrative Agent; and (D) endorsements to the Title Policies dating down the effective date of such Title Policies and increasing such Title Policies by the amount of such increase in the Commitments. In connection with any increase in the aggregate amount of the Commitments pursuant to this Section 1.3.5, any Lender becoming a party hereto shall execute such documents and agreements as Administrative Agent may reasonably request.
1.4    Interest Rates. Subject to the other terms and provisions of this Agreement, the Principal Debt from day to day outstanding which is not past due shall bear interest at a fluctuating rate per annum equal to the lesser of (i) the maximum non-usurious rate of interest allowed under applicable law, or (ii) the following (computed as provided in Section 1.4.3) as applicable:
(a)    On Base Rate Principal, on any day, the Base Rate; and
(b)    On LIBOR Rate Principal, for the applicable Interest Period, the applicable LIBOR Rate.
1.4.1    Interest Rate Elections.
(a)    Subject to the conditions and limitations in this Agreement, Borrower may by providing a Rollover/Conversion Notice to Administrative Agent:
(i)    Elect, for a new advance of funds, that such Principal Debt will be Base Rate Principal, LIBOR Rate Principal or a combination thereof;
(ii)    Elect to convert, on a LIBOR Business Day, all or part of Base Rate Principal into LIBOR Rate Principal;
(iii)    Elect to convert, on the last day of the Interest Period applicable thereto, all or part of any LIBOR Rate Principal into Base Rate Principal; or
(iv)    Elect to continue, commencing on the last day of the Interest Period applicable thereto, any LIBOR Rate Principal.
If, for any reason, an effective election is not made in accordance with the terms and conditions hereof for any principal advance or for any LIBOR Rate Principal for which the corresponding Interest Period is expiring, or to convert Base Rate Principal to LIBOR Rate Principal, then the sums in question will be Base Rate Principal until an effective LIBOR Rate Election is thereafter made for such sums.

(b)    Each Rollover/Conversion Notice must be received by Administrative Agent not later than 10:00 a.m., Administrative Agent’s Time on the applicable date as follows:
(i)    With respect to an advance of or a conversion to Base Rate Principal, one (1) Business Day prior to the proposed date of advance or conversion; and
(ii)    With respect to an advance of, conversion to or continuation of LIBOR Rate Principal, three (3) Business Days prior to the proposed date of advance, conversion or continuation.
Unless otherwise specified herein, no conversion from LIBOR Rate Principal may be made other than at the end of the corresponding Interest Period. Each Rollover/Conversion Notice shall stipulate: (A) the amount of the advance or of the Principal Debt to be converted or continued; (B) the nature of the proposed advance, conversion or continuation, which shall be either Base Rate Principal, LIBOR Rate Principal or a combination thereof, and in the case of a conversion or continuation, the nature of the Principal Debt to be converted or continued; and (C) in the case of LIBOR Rate Principal, the proposed commencement date and duration of the Interest Period. All such notices shall be irrevocable once given, and shall be deemed to have been given only when actually received by Administrative Agent in writing in form specified by Administrative Agent.
1.4.2    General Conditions Precedent to LIBOR Rate Election. In addition to any other conditions herein, a LIBOR Rate Election shall not be permitted if:
(a)    a Default has occurred and has not been waived by Administrative Agent or a Potential Default has occurred and is continuing; or
(b)    after giving effect to the requested LIBOR Rate Election, the sum of all LIBOR Rate Principal plus all Base Rate Principal would exceed the combined Commitments; or
(c)    the requested LIBOR Rate Election would cause more than three (3) LIBOR Rate Elections by Borrowers to be in effect at any one time; or
(d)    the amount of LIBOR Rate Principal requested in the LIBOR Rate Election is less than $1,000,000; or
(e)    the requested interest period does not conform to the definition of Interest Period herein; or
(f)    any of the circumstances referred to in Section 2.2 or 2.3 shall apply with respect to the requested LIBOR Rate Election or the requested LIBOR Rate Principal.
1.4.3    Computations, Determinations and Notification. All computations of interest for Base Rate Advances shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day). Administrative Agent shall determine each interest rate applicable to the Principal Debt in accordance with this Agreement and its determination thereof shall be conclusive in the absence of manifest error. . The books and records of Administrative Agent shall be prima facie evidence of all sums owing to Lenders from time to time under the Loan, but the failure to record any such information shall not limit or affect the obligations of Borrowers under the Loan Documents. Administrative Agent does not warrant, nor accept responsibility, nor shall Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definitions of “Index Rate” or “LIBOR Daily Floating Rate” or with respect to any comparable or successor rate thereto. To the extent that any calculation of interest or any fee required to be paid hereunder shall be less than zero, such rate shall be deemed zero for purposes of this Agreement. Administrative Agent shall promptly notify Borrowers and Lenders of the interest rate applicable to each portion of the Principal Debt other than Base Rate Principal upon determination of same.
1.4.4    Late Charge. If Borrowers shall fail to make any payment due hereunder or under the terms of any Note (other than the Principal Debt due on the Maturity Date) within fifteen (15) days after the date such payment is due, Borrowers shall pay to Administrative Agent on demand a late charge equal to four percent (4%) of such payment. Such fifteen (15) day period shall not be construed as in any way extending the due date of any payment. The “late charge” is imposed for the purpose of defraying the expenses of a Lender incident to handling such defaulting payment. This charge shall be in addition to, and not in lieu of, any other amount that Lenders may be entitled to receive or action that Administrative Agent and Lenders may be authorized to take as a result of such late payment, including any other remedy Lenders may have and any fees and charges of any agents or attorneys which Administrative Agent or, subject to the provisions of Section 4.15, Lenders may employ upon the occurrence of a Default, whether authorized herein or by Law.
1.4.5    Default Rate. After the occurrence and during the continuance of a Default (including the expiration of any applicable cure period), upon the request of the Required Lenders, Administrative Agent, without notice or demand, may raise the rate of interest accruing on the Principal Debt under any Loan Document to the lesser of (i) the maximum non-usurious rate of interest allowed under applicable law, or (ii) three hundred (300) basis points above the rate of interest otherwise applicable (“Default Rate”), independent of whether Administrative Agent accelerates the Principal Debt under any Loan Document.
1.5    Prepayment.
(a)    Borrowers may prepay the Principal Debt, in full at any time or in part at any time and from time to time without fee, premium or penalty except as provided in Section 1.5(c), provided that: (i) Administrative Agent shall have actually received from Borrowers prior written notice of Borrowers’ intent to prepay, the amount of principal which will be prepaid (the “Prepaid Principal”), the date on which the prepayment will be made and the LIBOR Rate Advance to which the prepayment shall be applied; (ii) each prepayment shall be in the minimum amount of $10,000 (unless the prepayment retires the outstanding balance of the Revolving Loan or the Term Loan in full or is made by Borrowers (A) to satisfy the conditions to the extension of the maturity of the Loan pursuant to Exhibit “I,” (B) pursuant to Sections 1.3.3 or 4.22, or (C) in connection with the release of any Property pursuant to Section 9.29); (iii) each prepayment shall be in the amount of 100% of the Prepaid Principal, plus sums due pursuant to Section 1.5(b), and all other sums which have become due to Administrative Agent and Lenders under the Loan Documents on or before the date of prepayment but have not been paid; and (iv) concurrently with such prepayment, Borrowers pay any Consequential Loss as a result thereof in accordance with Section 2.5. Notwithstanding the foregoing, if a Default shall have occurred and be continuing as of the date that any prepayment is made, Administrative Agent may apply such prepayment to all or such portions of the Indebtedness as Administrative Agent determines in its sole discretion.
(b)    No yield maintenance premium or other premium or penalty shall be due in connection with any prepayment made pursuant to this Section 1.5, provided that Borrowers shall pay to Administrative Agent, concurrently with such prepayment, all Consequential Losses and all other sums due pursuant to the Loan Documents in connection with such prepayment.
(c)    Any principal prepayment made pursuant to this Agreement shall be applied (i) first, to the outstanding principal balance of the Revolving Loan until such outstanding principal balance has been repaid in full, and (ii) second, to the outstanding principal balance of the Term Loan. Upon the prepayment of any principal outstanding under the Term Loan, the Revolving Availability shall be permanently reduced to an amount that, once outstanding, would equal twenty-five percent (25%) of the outstanding principal amount of the Loan (after giving effect to such prepayment), or to a lesser amount if designated by Borrowers to Administrative Agent in writing.
1.6    Payment Schedule and Maturity Date.
(a)    The entire Principal Debt then unpaid and all accrued interest then unpaid shall be due and payable in full on the Maturity Date. Accrued unpaid interest shall be due and payable in arrears on the first day of the first calendar month after the Closing Date and on the same day of each succeeding calendar month thereafter until all principal and accrued interest owing on the Loan shall have been fully paid and satisfied.
(b)    Subject to the conditions set forth in Exhibit “I”, Borrowers shall have two (2) option(s) to extend the then Maturity Date. The first option shall extend the Maturity Date from the Initial Maturity Date to the First Extended Maturity Date (such extension period is referred to herein as the “First Extension Term”). The second option shall extend the Maturity Date from the First Extended Maturity Date to the Second Extended Maturity Date (such extension period is referred to herein as the “Second Extension Term”, and together with the First Extension Term, each an “Extension Term”).
1.7    Payments.
(a)    All payments by Borrowers shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by Borrowers hereunder shall be made to Administrative Agent, for the account of the respective Lenders to which such payment is owed, at Administrative Agent’s Office in U.S. Dollars and in immediately available funds not later than 12:00 p.m. (Administrative Agent’s Time) on the date specified herein. Administrative Agent will promptly distribute to each Lender its Pro Rata Share (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by Administrative Agent after 12:00 p.m. (Administrative Agent’s Time) shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by Borrowers shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.
(b)    For the avoidance of doubt, Administrative Agent will distribute payments to each Lender, (i) on the date of receipt, if Administrative Agent receives such funds on or before 12:00 p.m. (Administrative Agent’s Time), or (ii) on the Business Day following the date of receipt, if Administrative Agent receives such funds after 12:00 p.m. (Administrative Agent’s Time). If Administrative Agent fails to timely pay any amount to any Lender in accordance with this Section 1.7, Administrative Agent shall pay to such Lender interest on such amount at the greater of the Federal Funds Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation, for each day from the day such amount was to be paid until it is paid to such Lender. Unless Administrative Agent shall have received notice from any Borrower prior to the date on which any payment is due to Administrative Agent for the account of Lenders hereunder that Borrowers will not make such payment, Administrative Agent may assume that Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to Lenders the amount due. In such event, if Borrowers have not in fact made such payment, then each of the Lenders severally agrees to repay to Administrative Agent forthwith on demand the amount so distributed to such Lender immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation.
(c)    A notice of Administrative Agent to any Lender or to any Borrower with respect to any amount owing under this Section 1.7 shall be conclusive, absent manifest error.
1.8    Evidence of Debt. Amounts of the Loan funded by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by Administrative Agent in the ordinary course of business. The accounts or records maintained by Administrative Agent and each Lender shall be conclusive, in the absence of manifest error, of the amounts of the Loan funded by Lenders to Borrowers, the interest and payments thereon, and all other sums owing to Administrative Agent and each Lender from time to time under the Loan Documents. Any failure to so record such information or any error in doing so shall not, however, limit or otherwise affect the obligation of Borrowers hereunder to pay any amount owing with respect to the Indebtedness or the obligations of any Property under the Loan Documents. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of Administrative Agent in respect of such matters, the accounts and records of Administrative Agent shall control in the absence of manifest error. Each Lender may attach schedules to its Note(s) and endorse thereon the date, amount and maturity of the applicable Note and payments with respect thereto.
1.9    Unused Fee. In addition to any other fees and expenses payable by Borrowers under this Agreement, the other Loan Documents or that certain letter agreement of substantially even date herewith between Administrative Agent and Borrower, Borrower agrees to pay to Administrative Agent, for the ratable benefit of Lenders, an unused fee (the “Unused Fee”), due and payable as of each December 31, March 31, June 30 and September 30 during the term of the Loan, commencing with December 31, 2017, which accrues daily at a rate of one-fifth of one percent (0.20%) per annum on the difference between the actual daily Revolving Availability and the actual daily outstanding principal balance of Revolving Loan Proceeds. For the avoidance of doubt, for purposes of calculating the Unused Fee, on the day that any Revolving Loan Proceeds are repaid, such Revolving Loan Proceeds shall not be considered undisbursed Revolving Loan Proceeds on such day. In other words, the daily Unused Fee shall be calculated as follows:
Unused Fee (on any day) = (undisbursed Revolving Loan Proceeds on such day x 0.002)
360
This Unused Fee shall be payable quarterly in arrears within ten (10) Business Days of Borrowers’ receipt of Administrative Agent’s written calculation of the Unused Fee. Without limitation of the foregoing, any Unused Fee accruing through the Maturity Date shall be payable on the Maturity Date (calculated pro rata based on the number of days between the immediately preceding calculation date and the Maturity Date).
ARTICLE 2 - TAXES, YIELD PROTECTION, UNAVAILABILITY AND ILLEGALITY
2.1    Taxes.
(a)    Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes.
(i)    Any and all payments by or on account of any obligation of Borrowers under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Laws. If any applicable Laws (as determined in the good faith discretion of Administrative Agent) require the deduction or withholding of any Tax from any such payment by Administrative Agent or any Borrower, then Administrative Agent or such Borrower shall be entitled to make such deduction or withholding, upon the basis of the information and documentation to be delivered pursuant to Section 2.1(e).
(ii)    If any Borrower or Administrative Agent shall be required by the Code to withhold or deduct any Taxes, including both United States Federal backup withholding and withholding taxes, from any payment, then (A) Administrative Agent shall withhold or make such deductions as are determined by Administrative Agent to be required based upon the information and documentation it has received pursuant to Section 2.1(e), (B) Administrative Agent shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with the Code, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by such Borrower, as applicable, shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 2.1) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made.

(iii)    If any Borrower or Administrative Agent shall be required by any applicable Laws other than the Code to withhold or deduct any Taxes from any payment, then (A) such Borrower or Administrative Agent, as required by such Laws, shall withhold or make such deductions as are determined by it to be required based upon the information and documentation it has received pursuant to Section 2.1(e), (B) such Borrower or Administrative Agent, to the extent required by such Laws, shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with such Laws, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by such Borrower shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 2.1) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made.
(b)    Payment of Other Taxes by Borrowers. Without limiting the provisions of Section 2.1(a) above, Borrowers shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of Administrative Agent or any Lender reimburse Administrative Agent or such Lender within fifteen (15) days after demand for the payment of, any Other Taxes.
(c)    Tax Indemnifications.
(i)    Each Borrower shall, and does hereby indemnify each Recipient, and shall make payment in respect thereof within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.1) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Borrower by a Lender (with a copy to Administrative Agent), or by Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. Each Borrower shall, and does hereby indemnify Administrative Agent, and shall make payment in respect thereof within fifteen (15) days after demand therefor, for any amount which a Lender for any reason fails to pay indefeasibly to Administrative Agent as required pursuant to Section 2.1(c)(ii).
(ii)    Each Lender shall, and does hereby, severally indemnify, and shall make payment in respect thereof within fifteen (15) days after demand therefor, (A) Administrative Agent against any Indemnified Taxes attributable to such Lender (but only to the extent that a Borrower has not already indemnified Administrative Agent for such Indemnified Taxes and without limiting the obligation of any Borrower to do so), (B) Administrative Agent and each Borrower, as applicable, against any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.5(d) relating to the maintenance of a Participant Register and (C) Administrative Agent and each Borrower against any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by Administrative Agent or any Borrower in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes Administrative Agent to set off and apply any and all amounts at any time owing to such Lender as the case may be, under this Agreement or any other Loan Document against any amount due to Administrative Agent under this Section 2.1(c)(ii).
(d)    Evidence of Payments. Upon written request by any Borrower or Administrative Agent, as the case may be, after any payment of Taxes by any Borrower or by Administrative Agent to a Governmental Authority as provided in this Section 2.1, such Borrower shall deliver to Administrative Agent or Administrative Agent shall deliver to such Borrower, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Laws to report such payment or other evidence of such payment reasonably satisfactory to such Borrower or Administrative Agent, as the case may be.
(e)    Status of Lenders; Tax Documentation.
(i)    Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to Borrowers and Administrative Agent, at the time or times reasonably requested by any Borrower or Administrative Agent, such properly completed and executed documentation reasonably requested by any Borrower or Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by any Borrower or Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by any Borrower or Administrative Agent as will enable such Borrower or Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in clauses (A), (B) and (D) of Section 2.1(e)(ii)) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
(ii)    Without limiting the generality of the foregoing, in the event that any Borrower is a U.S. Person,
(A)    any Lender that is a U.S. Person shall deliver to Borrowers and Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable written request of any Borrower or Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding Tax;

(B)    any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrowers and Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable written request of any Borrower or Administrative Agent), whichever of the following is applicable:
(I)    in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BENE (or W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BENE (or W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
(II)    executed copies of IRS Form W-8ECI;
(III)    in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit “K-1” to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of any Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS W-8BENE (or W-8BEN, as applicable); or
(IV)    to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BENE (or W-8BEN, as applicable), a U.S. Tax Compliance Certificate substantially in the form of Exhibit “K-2” or Exhibit “K-3”, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit “K-4” on behalf of each such direct and indirect partner.
(C)    any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrowers and Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable written request of any Borrower or Administrative Agent), executed copies of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit Borrowers or Administrative Agent to determine the withholding or deduction required to be made; and
(D)    if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to Borrowers and Administrative Agent at the time or times prescribed by Law and at such time or times reasonably requested by any Borrower or Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by any Borrower or Administrative Agent as may be necessary for any Borrower and Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the Closing Date.
(iii)    Each Lender agrees that if any form or certification it previously delivered pursuant to this Section 2.1 expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Borrowers and Administrative Agent in writing of its legal inability to do so.
(f)    Treatment of Certain Refunds. Unless required by applicable Laws, at no time shall Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender or have any obligation to pay to any Lender, any refund of Taxes withheld or deducted from funds paid for the account of such Lender. If any Recipient determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by Borrowers with respect to which any Borrower has paid additional amounts pursuant to this Section 2.1, it shall pay to Borrowers an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by any Borrower under this Section 2.1 with respect to the Taxes giving right to such refund), net of all out-of-pocket expenses (including Taxes) incurred by such Recipient, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that each Borrower, upon the written request of the Recipient, agrees to repay the amount paid over to such Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Recipient in the event the Recipient is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 2.1(f), in no event will the applicable Recipient be required to pay any amount to any Borrower pursuant to this Section 2.1(f) the payment of which would place the Recipient in a less favorable net after-Tax position than such Recipient would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such

Tax had never been paid. This Section 2.1(f) shall not be construed to require any Recipient to make available its tax returns (or any other information relating to its taxes that it deems confidential) to any Borrower or any other Person.
(g)    [Intentionally Omitted.]
(h)    Survival. Each party’s obligations under this Section 2.1 shall survive the resignation or replacement of Administrative Agent, or the assignment of rights by, or the replacement of, a Lender, the termination of the Commitments, the termination of this Agreement and the repayment, satisfaction or discharge of all other Obligations.
2.2    Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its Lending Office to perform any of its obligations hereunder or make, maintain, fund or charge interest with respect to any Loan advance or to determine or charge interest rates based upon the Index Rate or the LIBOR Daily Floating Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, U.S. Dollars in the London interbank eurodollar market, then, on notice thereof by such Lender to Borrowers through Administrative Agent, (a) any obligation of such Lender to make, maintain, fund or charge interest with respect to any such Loan advance or continue LIBOR Rate Advances or to convert Base Rate Principal to LIBOR Rate Principal shall be suspended, and (b) if such notice asserts the illegality of such Lender making or maintaining Base Rate Advances the interest rate on which is determined by reference to the LIBOR Daily Floating Rate, the interest rate on which Base Rate Advances of such Lender shall be the Alternative Rate, in each case until such Lender notifies Administrative Agent and Borrowers that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (x) Borrowers shall, upon demand from such Lender (with a copy to Administrative Agent), prepay or, if applicable, convert all LIBOR Rate Principal of such Lender to Base Rate Principal, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such LIBOR Rate Principal to such day, or immediately, if such Lender may not lawfully continue to maintain such LIBOR Rate Principal and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the LIBOR Daily Floating Rate, Administrative Agent shall during the period of such suspension compute the rate of interest applicable to such Lender at the Alternative Rate until Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the LIBOR Daily Floating Rate. Upon any such prepayment or conversion, Borrowers shall also pay accrued interest on the amount so prepaid or converted.
2.3    Inability to Determine Rates. If in connection with any LIBOR Rate Election or a conversion to or continuation of any LIBOR Rate Principal, (a) Administrative Agent determines that (i) U.S. Dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount and Interest Period of such LIBOR Rate Election or LIBOR Rate Principal, or (ii) adequate and reasonable means do not exist for determining the Index Rate for any requested Interest Period with respect to a proposed LIBOR Rate Advance or the LIBOR Daily Floating Rate in connection with any existing or proposed Base Rate Principal (in each case with respect to clause (a)(i) above, “Impacted Advances”) or (b) Administrative Agent or Required Lenders reasonably determine that the LIBOR Rate for any LIBOR Rate Election does not adequately and fairly reflect the cost to such Lenders of funding the requested LIBOR Rate Advance, Administrative Agent will promptly so notify Borrowers and each Lender. Thereafter, (x) the obligation of Lenders to make or maintain LIBOR Rate Advances shall be suspended (to the extent of the affected LIBOR Rate Principal or Interest Periods), and (y) in the event of a determination described in the preceding sentence with respect to the LIBOR Daily Floating Rate, the utilization of the Base Rate shall be suspended, in each case until Administrative Agent (upon the instruction of Required Lenders) revokes such notice, and the Loan shall bear interest at the Alternative Rate. Upon receipt of such revocation notice from Administrative Agent, Borrowers may revoke any pending LIBOR Rate Election for a borrowing of, conversion to or continuation of LIBOR Rate Principal (to the extent of the affected LIBOR Rate Principal or Interest Periods) or, failing that, will be deemed to have converted such LIBOR Rate Election into a request for an Advance at the Alternative Rate.
Notwithstanding the foregoing, if Administrative Agent has made the determination described in subsection (a)(i) of this Section, Administrative Agent, in consultation with Borrowers and the affected Lenders, may establish an alternative interest rate for the Impacted Advances, in which case, such alternative rate of interest shall apply with respect to the Impacted Advances until (1) Administrative Agent revokes the notice delivered with respect to the Impacted Advances under subsection (a) of the first sentence of this Section, (2) Administrative Agent or Required Lenders notify Administrative Agent and Borrowers that such alternative interest rate does not adequately and fairly reflect the cost to such Lenders of funding the Impacted Advances, or (3) any Lender reasonably determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Lender or its applicable Lending Office to make, maintain or fund Loan advances whose interest is determined by reference to such alternative rate of interest or to determine or charge interest rates based upon such rate or any Governmental Authority has imposed material restrictions on the authority of such Lender to do any of the foregoing and provides Administrative Agent and Borrowers written notice thereof.
2.4    Increased Costs.
(a)    If any Change in Law shall:
(i)    impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement reflected in the LIBOR Rate);
(ii)    subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or
(iii)    impose on any Lender or the London interbank eurodollar market any other condition, cost or expense affecting this Agreement or any Note or the LIBOR Rate Advances made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender of making, converting to, continuing or maintaining any Loan advance (or of maintaining its obligation to maintain any such Loan advance), or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or any other amount) then Borrowers will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.
(b)    Capital Requirements. If any Lender determines that any Change in Law affecting such Lender or any Lending Office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, any Note, the Commitments of such Lender or the advances made by such Lender, to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time Borrowers will pay to such Lender, such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.
(c)    Certificates for Reimbursement. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in Section 2.4(a) or Section 2.4(b) and delivered to Borrowers shall be conclusive absent manifest error. Borrowers shall pay such Lender, as the case may be, the amount shown as due on any such certificate within ten (10) Business Days after receipt thereof.
(d)    Delay in Responses. Failure or delay on the part of any Lender to demand compensation pursuant to the foregoing provisions of this Section 2.4 shall not constitute a waiver of such Lender’s right to demand such compensation, provided that Borrowers shall not be required to compensate a Lender pursuant to the foregoing provisions of this Section 2.4 for any increased costs incurred or reductions suffered more than six (6) months prior to the date that such Lender notifies Borrowers of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six (6) month period referred to above shall be extended to include the period of retroactive effect thereof). Subject to the foregoing, all of Borrowers’ obligations under this Section shall survive payment in full, satisfaction or discharge of the Indebtedness, the resignation or removal of Administrative Agent or replacement of any Lender, and any release, enforcement or termination of this Agreement or of any other Loan Documents.
2.5    Compensation for Losses. Within fifteen (15) days of written demand by any Lender (with a copy to Administrative Agent) from time to time (and at the time of any prepayment), Borrowers shall compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:
(a)    any continuation, conversion, payment or prepayment of any LIBOR Rate Principal on a day other than the last day of the Interest Period for such LIBOR Rate Principal (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise, including acceleration upon any transfer or conveyance of any right, title or interest in any Property giving Administrative Agent on behalf of Lenders the right to accelerate the maturity of the Loan);
(b)    any failure by Borrowers (for a reason other than the failure of such Lender to make a LIBOR Rate Advance) to prepay, borrow, continue or convert any LIBOR Rate Principal on the date or in the amount notified by any Borrower in any LIBOR Rate Election, Draw Request or otherwise; or
(c)    any assignment of a LIBOR Rate Advance other than on the last day of the Interest Period therefor as a result of a request by a Borrower pursuant to Section 9.12, including any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such LIBOR Rate Advance or from fees payable to terminate the deposits from which such funds were obtained (collectively, “Consequential Loss”). Borrowers shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.
For purposes of calculating amounts payable by Borrowers to Lenders under this Section 2.5, each Lender shall be deemed to have funded each LIBOR Rate Advance made by it at the Index Rate for such advance by a matching deposit or other borrowing in the London interbank eurodollar market for comparable amount and for a comparable period, whether or not such LIBOR Rate Advance was in fact so funded. The foregoing notwithstanding, the amounts of the Consequential Loss shall never be less than zero or greater than is permitted by applicable Law. All of Borrowers’ obligations under this Section 2.5 shall survive the resignation or replacement of Administrative Agent, any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments, the termination of this Agreement and the repayment, satisfaction or discharge of all other Obligations, and shall not be waived by any delay by Administrative Agent or Lenders in seeking such compensation.

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By its signature below, each Borrower waives any right under California Civil Code Section 2954.10 or otherwise to prepay the Loan, in whole or in part, without payment of any and all Consequential Loss as described above. Each Borrower acknowledges that prepayment of the Loan may result in Lenders’ incurring additional losses, costs, expenses and liabilities, including lost revenues and lost profits. Each Borrower therefore agrees to pay any and all Consequential Loss if any LIBOR Rate Principal is prepaid, whether voluntarily or by reason of acceleration, including acceleration upon any transfer or conveyance of any right, title or interest in such Borrower’s Property giving Administrative Agent on behalf of Lenders the right to accelerate the maturity of the Loan as provided in the applicable Security Instrument. Each Borrower agrees that Lenders’ willingness to offer the LIBOR Rate to Borrower is sufficient and independent consideration, given individual weight by Lenders, for this waiver. Each Borrower understands that Lenders would not offer the LIBOR Rate to Borrower absent this waiver.

Dated: November 3	, 2017

KBSIII 60 SOUTH SIXTH STREET, LLC,
a Delaware limited liability company

By:    KBSIII REIT ACQUISITION VII, LLC,
a Delaware limited liability company,
its sole member

By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:     /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

[Signatures continue on following page.]

KBSIII PRESTON COMMONS, LLC,
a Delaware limited liability company

By:    KBSIII REIT ACQUISITION IX, LLC,
a Delaware limited liability company,
its sole member

By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:     /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

[Signatures continue on following page.]

KBSIII STERLING PLAZA, LLC,
a Delaware limited liability company

By:    KBSIII REIT ACQUISITION VIII, LLC,
a Delaware limited liability company,
its sole member

By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:     /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

[Signatures continue on following page.]

KBSIII ONE WASHINGTONIAN, LLC,
a Delaware limited liability company

By:    KBSIII REIT ACQUISITION X, LLC,
a Delaware limited liability company,
its sole member

By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:     /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

[Signatures continue on following page.]

KBSIII TOWERS AT EMERYVILLE, LLC,
a Delaware limited liability company

By:    KBSIII REIT ACQUISITION XXI, LLC,
a Delaware limited liability company,
its sole member

By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:     /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

[Signatures continue on following page.]

KBSIII TEN ALMADEN, LLC,
a Delaware limited liability company

By:    KBSIII REIT ACQUISITION XIX, LLC,
a Delaware limited liability company,
its sole member

By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:     /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

[Signatures continue on following page.]

KBSIII LEGACY TOWN CENTER, LLC,
a Delaware limited liability company

By:    KBSIII REIT ACQUISITION III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:     /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

[Signatures continue on following page.]

KBSIII 500 WEST MADISON, LLC,
a Delaware limited liability company

By:    KBSIII REIT ACQUISITION XI, LLC,
a Delaware limited liability company,
its sole member

By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:     /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

[The balance of this page is intentionally left blank.]

2.6    Mitigation Obligations; Replacement of Lenders.
(a)    Designation of a Different Lending Office. If any Lender requests compensation under Section 2.4, or requires Borrowers to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.1, or if any Lender gives a notice pursuant to Section 2.2, then at the written request of Borrowers such Lender shall, as applicable, use reasonable efforts to designate a different Lending Office for funding or booking its advances hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.1 or 2.4 in the future, or eliminate the need for the notice pursuant to Section 2.2, and (ii) in each case, would not subject such Lender, as the case may be, to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender, as the case may be. Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment within ten (10) days of written demand of such Lender.
(b)    Replacement of Lenders. If any Lender requests compensation under Section 2.4, or if Borrowers are required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.1 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 2.6(a), Borrowers may replace such Lender in accordance with Section 9.12.
2.7    Survival. All of Borrowers’ obligations under this Article 2 shall survive the resignation or replacement of Administrative Agent, any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments, the termination of this Agreement and the repayment, satisfaction or discharge of all other Obligations.
ARTICLE 3 - INTENTIONALLY OMITTED
ARTICLE 4 - AFFIRMATIVE COVENANTS
Each Borrower covenants as of the date hereof and until such time as all Obligations shall be paid and performed in full, that:
4.1    Compliance with Laws; Use of Proceeds. Each Borrower shall comply with all Laws and all orders, writs, injunctions, decrees and demands of any court or any Governmental Authority affecting such Borrower or the Property of such Borrower. Borrowers shall use all proceeds of the Loan for business purposes which are not in contravention of any Law or any Loan Document.
4.2    Inspections; Cooperation. Each Borrower shall permit representatives of Administrative Agent to enter upon the Land of such Borrower, to inspect the Improvements of such Borrower and any and all materials to be used in connection with any construction at the Property of such Borrower, including any construction of tenant improvements, to examine all detailed plans and shop drawings and similar materials as well as all books and records of such Borrower (regardless of where maintained) and all supporting vouchers and data and to make copies and extracts therefrom and to discuss the affairs, finances and accounts pertaining to the Loan and the Improvements of such Borrower with representatives of such Borrower. Each Borrower shall at all times cooperate and use commercially reasonable efforts to cause each and every one of its contractors, subcontractors and material suppliers to cooperate with the representatives of Administrative Agent in connection with or in aid of the performance of Administrative Agent’s functions under this Agreement. Except in the event of an emergency, Administrative Agent shall give a Borrower at least twenty-four hours’ notice by telephone in each instance before entering upon the Land of such Borrower and/or exercising any other rights granted in this Section.
4.3    Payment and Performance of Contractual Obligations. Subject to the terms of Section 5.1 of the Security Instruments, each Borrower shall perform in a timely manner all of its obligations under any and all contracts and agreements (in accordance with the terms thereof) related to any construction activities at the Property of such Borrower or the maintenance or operation of the Improvements of such Borrower, and such Borrower will pay before they become delinquent all bills for services or labor performed and materials supplied in connection with such construction, maintenance and/or operation. Within thirty (30) days after the filing of any mechanic’s lien or other lien or encumbrance against the Property of any Borrower, such Borrower will promptly discharge the same by payment or filing a bond or otherwise as permitted by Law. So long as Administrative Agent’s and Lenders’ security has been protected by the filing of a bond or otherwise in a manner reasonably satisfactory to Lender in its reasonable discretion, each Borrower shall have the right to contest in good faith any claim, lien or encumbrance, provided that such Borrower does so diligently and without prejudice to Administrative Agent or any Lender or delay in completing construction of any tenant improvements.
4.4    Insurance. Each Borrower shall maintain the following insurance at its sole cost and expense:
(a)    Insurance against Casualty to the Property of such Borrower under a policy or policies covering such risks as are presently included in “special form” (also known as “all risk”) coverage, including such risks as are ordinarily insured against by similar businesses, but in any event including fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, damage from aircraft, smoke, vandalism, malicious mischief and acts of terrorism. Such insurance shall name Administrative Agent as the mortgagee and loss payee. Unless otherwise agreed in writing by Administrative Agent, such insurance shall be for the full insurable value of such Property on a replacement cost basis, with a deductible amount, if any, reasonably satisfactory to Administrative Agent. No policy of insurance shall be written such that the proceeds thereof will produce less than the minimum coverage required by this Section by reason of co-insurance provisions or otherwise. The term “full insurable value” means one hundred percent (100%) of the actual replacement cost of such Property, including tenant improvements (excluding excavation costs and costs of underground flues, pipes, drains and other uninsurable items). For purposes of the foregoing requirements, the policy coverages and amounts existing at the closing of the Loan shall satisfy the property insurance requirements in effect as of the date hereof.

(b)    Commercial (also known as comprehensive) general liability insurance on an “occurrence” basis against claims for “personal injury” liability and liability for death, bodily injury and damage to property, products and completed operations, in limits satisfactory to Administrative Agent with respect to any one occurrence and the aggregate of all occurrences during any given annual policy period. Such insurance shall name Administrative Agent as an additional insured.
(c)    Workers’ compensation insurance for all employees of such Borrower in such amount as is required by Law and including employer’s liability insurance, if required by Administrative Agent.
(d)    During any period of construction of tenant improvements, each Borrower shall maintain, or cause others to maintain, such insurance as may be required by Administrative Agent of the type customarily carried in the case of similar construction for one hundred percent (100%) of the full replacement cost of materials stored at or upon the Property of such Borrower. During any period of other construction upon such Property, such Borrower shall maintain, or cause others to maintain, builder’s risk insurance (non-reporting form) of the type customarily carried in the case of similar construction for one hundred percent (100%) of the full replacement cost of work in place and materials stored at or upon such Property.
(e)    If at any time any portion of any structure on the Property of a Borrower is insurable against Casualty by flood and is located in a Special Flood Hazard Area under the Flood Disaster Protection Act of 1973, as amended, a flood insurance policy on the structure and any Borrower owned contents in form and amount acceptable to Administrative Agent but in no amount less than the amount sufficient to meet the requirements of applicable Law as such requirements may from time to time be in effect.
(f)    Loss of rental value insurance or business interruption insurance in an amount equal to twelve (12) months of the projected gross income of the Property of such Borrower and an extended period of indemnity endorsement providing an additional twelve (12) months’ loss of rental value or business interruption insurance after such Property has been restored or until the projected gross income returns to the level that existed prior to the loss, whichever is first to occur.
(g)    The Environmental Insurance Policy.
Such other and further insurance as may be required from time to time by Administrative Agent in order to comply with regular requirements and practices of Administrative Agent in similar transactions including, if required by Administrative Agent, boiler and machinery insurance, pollution liability insurance, wind insurance and earthquake insurance, so long as any such insurance is generally available at commercially reasonable premiums as determined by Administrative Agent from time to time.
Each policy of insurance (i) shall be issued by one or more insurance companies each of which must have an A.M. Best Company financial and performance rating of A-IX or better and are qualified or authorized by the Laws of the State to assume the risks covered by such policy, (ii) with respect to the insurance described under the preceding Subsections (a), (d), (e) and (f), shall have attached thereto standard non-contributing, non-reporting mortgagee clauses in favor of and entitling Administrative Agent without contribution to collect any and all proceeds payable under such insurance, either as sole payee or as joint payee with the applicable Borrower, (iii) shall provide that such policy shall not be canceled or modified for nonpayment of premiums without at least ten (10) days’ prior written Notice to Administrative Agent, or for any other reason without at least thirty (30) days’ prior written Notice to Administrative Agent, and (iv) shall provide that any loss otherwise payable thereunder shall be payable notwithstanding any act or negligence of any Borrower which might, absent such agreement, result in a forfeiture of all or a part of such insurance payment. Each Borrower shall promptly pay all premiums prior to delinquency on such insurance and, not less than five (5) days prior to the expiration dates of each such policy, such Borrower will deliver to Administrative Agent evidence satisfactory to Administrative Agent of the renewal or replacement of such policy continuing insurance in the form required herein and payment of premiums for any such policies within ten (10) days of the availability of same. Each Borrower will immediately give Notice to Administrative Agent of any cancellation of, or change in, any insurance policy. If any Borrower fails to maintain any insurance and pay the premiums for such insurance as required by this Agreement, Administrative Agent may obtain such insurance or pay such premiums on behalf of such Borrower, provided that Administrative Agent has provided to such Borrower not less than two (2) Business Days’ prior Notice. Each Borrower will promptly pay to Administrative Agent all amounts paid by Administrative Agent for the foregoing. Such amounts shall be secured by the Security Instruments. Administrative Agent shall not, because of accepting, rejecting, approving or obtaining insurance, incur any liability for (A) the existence, nonexistence, form or legal sufficiency thereof, (B) the solvency of any insurer, or (C) the payment of losses. Each Borrower may satisfy any insurance requirement hereunder by providing one or more “blanket” insurance policies, subject to Administrative Agent’s approval in each instance as to limits, coverages, forms, deductibles, inception and expiration dates, and cancellation provisions (which approval shall not be unreasonably withheld). Any material waivers or reductions in the requirements of the insurance required under this Section 4.4 shall require the approval of the Required Lenders (which approval shall not be unreasonably withheld, conditioned or delayed).
4.5    Adjustment of Condemnation and Insurance Claims. Each Borrower shall give prompt Notice to Administrative Agent of any Casualty or any Condemnation or threatened Condemnation with respect to the Property of such Borrower. Administrative Agent is authorized, at its sole and absolute option and upon prior written Notice to a Borrower, to commence, appear in and prosecute, in its own or such Borrower’s name, any action or proceeding relating to any Condemnation or Casualty, and to make proof of loss for and to settle or compromise any Claim in connection therewith. In such case, Administrative Agent shall have the right to receive all Condemnation Awards and Insurance Proceeds, and may deduct therefrom all of its expenses. However, so long as no Default has occurred and the applicable Borrower is diligently pursuing its rights and remedies with respect to a Claim, Administrative Agent will obtain such Borrower’s written consent (which consent shall not be unreasonably withheld or delayed) before making proof of loss for or settling or compromising such Claim. Each Borrower agrees to diligently assert its rights and remedies with respect to each Claim and to promptly pursue the settlement and compromise of each Claim subject to Administrative Agent’s approval, which approval shall not be unreasonably withheld or delayed; provided, however, that the approval of the Required Lenders shall also be required (which approval shall not be unreasonably withheld, conditioned or delayed) if the amount of the Claim is equal to or greater than Ten Million and No/100 Dollars

($10,000,000.00). If, prior to the receipt by Administrative Agent of any Condemnation Award or Insurance Proceeds, the subject Property shall have been sold pursuant to the provisions of the applicable Security Instrument, Administrative Agent shall have the right to receive such funds (a) to the extent of any deficiency found to be due upon such sale with interest thereon (whether or not a deficiency judgment on such Security Instrument shall have been sought or recovered or denied), and (b) to the extent necessary to reimburse Administrative Agent for its expenses. If any Condemnation Awards or Insurance Proceeds are paid to any Borrower, such Borrower shall receive the same in trust for Administrative Agent. Within ten (10) days after any Borrower’s receipt of any Condemnation Awards or Insurance Proceeds, such Borrower shall deliver such awards or proceeds to Administrative Agent in the form in which they were received, together with any endorsements or documents that may be necessary to effectively negotiate or transfer the same to Administrative Agent; provided, however, so long as no Default or Potential Default has occurred and is continuing, a Condemnation award with respect to any single Condemnation for any Property of less than Two Million Dollars ($2,000,000) and Insurance Proceeds with respect to any single Casualty at any Property of less than Two Million Dollars ($2,000,000) may be retained by the applicable Borrower, which funds shall be used by such Borrower to restore the Property of such Borrower. Each Borrower agrees to execute and deliver from time to time, upon the written request of Administrative Agent, such further instruments or documents as may be reasonably requested by Administrative Agent to confirm the grant and assignment to Administrative Agent of any Condemnation Awards or Insurance Proceeds.
4.6    Utilization of Net Proceeds.
(a)    Net Proceeds must be utilized either for payment of the Obligations or for the restoration of the applicable Property. Net Proceeds shall be utilized for the restoration of the applicable Property, but only if no Default shall exist and only if in the reasonable judgment of Administrative Agent (i) there has been no material adverse change in the financial viability of the applicable Improvements and (ii) the Net Proceeds, together with other funds deposited with Administrative Agent for that purpose, are sufficient to pay the cost of the restoration pursuant to a budget and plans and specifications reasonably approved by Administrative Agent. Otherwise, Net Proceeds shall be utilized for payment of the Obligations.
(b)    If Net Proceeds are to be utilized for the restoration of a Property, the Net Proceeds, together with any other funds deposited with Administrative Agent for that purpose, must be deposited in a Borrowers’ Deposit Account, which shall be an interest-bearing account, with all accrued interest to become part of the applicable Borrower’s deposit. Each Borrower agrees that it shall include all interest and earnings on any such deposit as its income (and, if such Borrower is a partnership or other pass-through entity, the income of its partners, members or beneficiaries, as the case may be), and shall be the owner of all funds on deposit in the Borrowers’ Deposit Account for federal and applicable state and local tax purposes. Administrative Agent shall have the exclusive right to manage and control all funds in the Borrowers’ Deposit Account, but Administrative Agent shall have no fiduciary duty with respect to such funds. Administrative Agent will advance the deposited funds from time to time to the applicable Borrower for the payment of costs of restoration of the Property of such Borrower upon presentation of evidence acceptable to Administrative Agent that such restoration has been completed satisfactorily and lien-free. Any account fees and charges may be deducted from the balance, if any, in the Borrowers’ Deposit Account. Each Borrower grants to Administrative Agent a security interest in the Borrowers’ Deposit Account and all funds hereafter deposited to such deposit account, and any proceeds thereof, as security for the Obligations. Such security interest shall be governed by the Uniform Commercial Code of the State of California, and Administrative Agent shall have available to it all of the rights and remedies available to a secured party thereunder. The Borrowers’ Deposit Account may be established and held in such name or names as Administrative Agent shall deem appropriate, including in the name of Administrative Agent. Each Borrower hereby constitutes and appoints Administrative Agent and any officer or agent of Administrative Agent its true and lawful attorneys-in-fact with full power of substitution to open the Borrowers’ Deposit Account and to do any and every act that such Borrower might do on its own behalf to fulfill the terms of this Section 4.6. To the extent permitted by Law, each Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. It is understood and agreed that this power of attorney, which shall be deemed to be a power coupled with an interest, cannot be revoked.
4.7    Management. Each Borrower at all times shall provide for the competent and responsible management and operation of the Property of such Borrower. At all times, each Borrower shall cause the Property of such Borrower to be managed by an Approved Manager. All management contracts affecting any Property shall be terminable upon thirty (30) days’ written Notice without penalty or charge (except for unpaid accrued management fees). All management contracts must be approved in writing by Administrative Agent prior to the execution of the same (which approval shall not be unreasonably withheld).
4.8    Books and Records; Financial Statements; Tax Returns. Commencing with the fiscal year and fiscal quarter ending December 31, 2017, each Borrower shall provide or cause to be provided to Administrative Agent all of the following:
(a)    Unaudited Financial Statements of each Borrower, certified in writing as true and correct in all material respects by a representative of such Borrower reasonably satisfactory to Administrative Agent, (i) for each fiscal year, as soon as reasonably practicable and in any event within one hundred-twenty (120) days after the close of such fiscal year, and (ii) for each of the first three (3) calendar quarters, as soon as reasonably practicable and in any event within sixty (60) days after the close of such calendar quarters. Such unaudited Financial Statements of each Borrower shall be limited to only a balance sheet and income statement for each such Borrower.
(b)    Unaudited Financial Statements of Guarantor (including, without limitation, a Guarantor Covenant Compliance Certificate): (i) for each fiscal year, as soon as reasonably practicable and in any event within one hundred twenty (120) days after the close of each fiscal year, and (ii) for each of the first three (3) fiscal quarters in the fiscal year, as soon as reasonably practicable and in any event within sixty (60) days after the close of such fiscal quarters. In the event that KBS Real Estate Investment Trust III, Inc., shall no longer file with the Securities and Exchange Commission fiscal year-end audited consolidated financial statements which include the results of operation of Guarantor, either (i) the financial statements of Guarantor to be delivered to Administrative Agent shall be audited by a third-party certified public accountant reasonably satisfactory to Administrative Agent, or (ii) Guarantor shall deliver to Administrative Agent audited consolidated financial statements of KBS Real Estate Investment Trust III, Inc. which include the results of operation of Guarantor.
(c)    (i) Prior to the beginning of each fiscal year of such Borrower, a capital and operating budget for the Property of such Borrower; and (ii) for each fiscal quarter (and for the fiscal year through the end of that fiscal quarter), (A) property operating statements which include all income and expenses in connection with the Property of such Borrower and a comparison to the budget, (B) rent rolls, and (C) a current leasing status report (including tenants’ names, occupied tenant space, lease terms, rents, vacant space and proposed rents), as soon as reasonably practicable but in any event within sixty (60) days after the end of each such fiscal quarter, certified in writing as true and correct by a representative of Borrower reasonably satisfactory to Administrative Agent.  Items provided under this Section shall be in form and detail reasonably satisfactory to Administrative Agent.
(d)    From time to time promptly after Administrative Agent’s or, subject to the provisions of Section 4.8(e), any Lender’s reasonable request, such additional information, reports and statements respecting the Property of such Borrower and the Improvements of such Borrower, or the business operations and financial condition of each reporting party, as Administrative Agent or any Lender, subject to the provisions of Section 4.8(e), may reasonably request.
Each Borrower will keep and maintain full and accurate books and records administered in accordance with sound accounting principles, consistently applied, showing in detail the earnings and expenses of the Property of such Borrower and the operation thereof. All Financial Statements shall be in form and detail satisfactory to Administrative Agent and shall contain or be attached to the signed and dated written certification of the reporting party in form specified by Administrative Agent to certify that the Financial Statements are furnished to Administrative Agent in connection with the extension of credit by Administrative Agent and constitute, to the knowledge of such reporting party, a true and correct statement of the reporting party’s financial position. All certifications and signatures on behalf of corporations, partnerships, limited liability companies or other entities shall be by a representative of the reporting party satisfactory to Administrative Agent. All fiscal year‑end Financial Statements of each Borrower and Guarantor may be prepared by the reporting party. All Financial Statements may be prepared by the applicable reporting party and shall include a minimum of a balance sheet, income statement, and statement of cash flow. Each Borrower shall provide, upon Administrative Agent’s request, convenient facilities for the audit and verification of any such statement. Additionally, each Borrower will provide Administrative Agent at such Borrower’s expense with all evidence that Administrative Agent may from time to time reasonably request as to compliance with all provisions of the Loan Documents. Each Borrower shall promptly notify Administrative Agent of any event or condition that could reasonably be expected to have a material adverse change in the financial condition of such Borrower, of Guarantor (if known by such Borrower), or in the construction progress of the Improvements of such Borrower.
(e)    Any request by any Lender to any Borrower or Guarantor pursuant to this Agreement or any other Loan Document must be made by such Lender first notifying Administrative Agent of such Lender’s request, and Administrative Agent then making such request (which Administrative Agent agrees to do promptly after receiving any request from a Lender) to such Borrower or

Guarantor, as applicable, on behalf of such Lender; it being understood and agreed that no Lender shall directly contact any Borrower or Guarantor to make any request and that all such requests must be made through Administrative Agent.
(f)    In addition, commencing with the period ending on December 31, 2017, within sixty (60) days of March 31, June 30, September 30 and December 31 of each year, and as of the date of any disbursement, Borrowers shall deliver to Administrative Agent a compliance certificate to report the results of the Ongoing Debt Service Coverage Ratio or Disbursement Debt Service Coverage Ratio test, as applicable, in the form of Exhibit “P” attached hereto, together with any additional evidence Administrative Agent may reasonably require, as to Borrowers’ compliance with the requirements of Section 4.22.
4.9    Estoppel Certificates. Within ten (10) days after any request by Administrative Agent or a proposed assignee or purchaser of the Loan or any interest therein, each Borrower shall certify in writing to Administrative Agent, or to such proposed assignee or purchaser, the then unpaid balance of the Loan and whether such Borrower, to such Borrower’s knowledge, claims any right of defense or setoff to the payment or performance of any of the Obligations, and if such Borrower claims any such right of defense or setoff, such Borrower shall give a detailed written description of such claimed right.
4.10    Taxes; Tax Receipts. Each Borrower shall timely file (taking into account any effective extensions for filing) all federal, state and local income tax returns and all other material tax returns, domestic and foreign, required to be filed by it and shall pay and discharge all Taxes prior to the date on which penalties are attached thereto unless and to the extent only that such Taxes are contested in accordance with the terms of the Security Instrument delivered by such Borrower. If a Borrower fails, following demand, to provide Administrative Agent the tax receipts required under the Security Instrument delivered by such Borrower, without limiting any other remedies available to Administrative Agent, Administrative Agent may, at Borrowers’ sole expense, obtain and enter into a tax services contract with respect to the applicable Property with a tax reporting agency satisfactory to Administrative Agent.
4.11    Administrative Agent’s Rights to Pay and Perform. If, after written Notice, any Borrower fails to promptly pay or perform any of the Obligations within any applicable grace or cure periods, Administrative Agent, without further Notice to or demand upon any Borrower, and without waiving or releasing any Obligation or Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of such Borrower. Administrative Agent may enter upon any of the Properties for that purpose and take all action thereon as Administrative Agent considers necessary or appropriate.
4.12    Reimbursement; Interest. If Administrative Agent shall incur any Expenses or pay any Claims after delivery of any Notice required by the terms of this Agreement or any other Loan Document by reason of the Loan or the rights and remedies provided under the Loan Documents (regardless of whether or not any of the Loan Documents expressly provide for an indemnification by any Borrower against such Claims), Administrative Agent’s payment of such Expenses and Claims shall constitute advances to Borrowers which shall be paid by Borrowers to Administrative Agent on demand, together with interest thereon from the date incurred until paid in full at the rate of interest then applicable to the Loan under the terms of this Agreement. Each advance shall be secured by the Security Instruments and the other Loan Documents as fully as if made to a Borrower, regardless of the disposition thereof by the party or parties to whom such advance is made. Notwithstanding the foregoing, however, in any action or proceeding to foreclose any Security Instrument or to recover or collect the Obligations, the provisions of Law governing the recovery of costs, disbursements and allowances shall prevail unaffected by this Section.
4.13    Notification by Borrowers. Each Borrower will promptly give Notice to Administrative Agent of the occurrence of any Default or Potential Default hereunder or under any of the other Loan Documents. Each Borrower will also promptly give Notice to Administrative Agent of any claim of a default by such Borrower, or any claim by such Borrower of a default by any other party, under any property management contract or any Lease.
4.14    [Intentionally Omitted.]
4.15    Fees and Expenses. Each Borrower shall pay all fees, charges, costs and expenses required to satisfy the conditions of the Loan Documents. Without limitation of the foregoing, each Borrower will pay, when due, and if paid by Administrative Agent will reimburse Administrative Agent on demand for, all reasonable fees and expenses of any construction consultant (if any), the title insurer, environmental engineers, appraisers, surveyors and Administrative Agent’s counsel in connection with the closing, administration, modification or any “workout” of the Loan, or the enforcement of Administrative Agent’s or any Lender’s rights and remedies under any of the Loan Documents. Notwithstanding any provision to the contrary set forth herein or in any other Loan Document, except in any instance where, due to a legal conflict of interest, a single counsel cannot represent Administrative Agent and Lenders in connection with the enforcement of Administrative Agent’s or Lenders’ rights and remedies under any of the Loan Documents (in which event Lenders may employ, at Borrowers’ expense, a single separate counsel to represent the interests of Lenders in connection with the enforcement of Lenders’ rights and remedies under any of the Loan Documents), Borrowers shall not be required to pay or reimburse any Lender for the costs and expenses of any counsel to any Lender.
4.16    Appraisals. Administrative Agent may obtain from time to time an appraisal of all or any part of any of the Properties, prepared in accordance with written instructions from Administrative Agent, from a third-party appraiser satisfactory to, and engaged directly by, Administrative Agent at Administrative Agent’s cost and expense, except as provided below. The cost of any such appraisal, including any costs for internal review thereof, obtained by Administrative Agent in connection with any extension of the maturity of the Loan, and the cost of each such appraisal obtained by Administrative Agent following the occurrence of a Default, shall by borne by Borrowers and shall be paid by Borrowers on written demand by Administrative Agent. Administrative Agent shall provide a copy of such appraisal to each Lender promptly after receipt. In addition, provided (a) no Default or Potential Default has occurred and is continuing, (b) Borrowers have delivered to Administrative Agent Administrative Agent’s standard disclosure and indemnification agreements regarding appraisals, and (c) Borrowers have reimbursed Administrative Agent for the cost of such appraisal, including any costs for internal review thereof, to the extent required by this Section 4.16, Administrative Agent shall provide a copy of such appraisal to Borrowers. Provided no Default or Potential Default has occurred and is continuing, Borrowers shall have the right to request that Administrative Agent obtain, at Borrowers’ sole cost and expense, including any costs for internal review thereof, new appraisals of all or any of the Properties.
4.17    Leasing and Tenant Matters. Each Borrower shall comply with the terms and conditions of Exhibit “D” in connection with the leasing of space within the Improvements of such Borrower. In addition, each Borrower shall deposit with Administrative Agent on the date of Borrower’s receipt thereof any and all termination fees or other similar funds in excess of $1,000,000.00 paid by a tenant in connection with such tenant’s election to exercise an early termination option contained in its respective Lease or otherwise (the “Termination Fee Deposit”). The Termination Fee Deposit shall be deposited into an interest-bearing account maintained with Administrative Agent for the benefit of Borrowers. Administrative Agent shall make the Termination Fee Deposit available to reimburse the applicable Borrower for Tenant Improvements and Leasing Commissions paid with respect to reletting the vacated space at the Property of such Borrower which shall be disbursed in accordance with Administrative Agent’s reasonable customary terms and conditions relating to the disbursement of tenant improvement costs and leasing commissions under loans made or administered by Administrative Agent. After a vacated space has been re-leased to another tenant, any amounts remaining under the Termination Fee Deposit shall, at the Borrower’s election, be returned to the Borrower or be applied to repay a portion of the outstanding balance of the Loan. If a Default has occurred and is continuing, then Administrative Agent shall have the option to apply the Termination Fee Deposit to repay a portion of the outstanding principal balance of the Loan in accordance with Section 1.5 of this Agreement. Notwithstanding the foregoing, so long as no Default or Potential Default has occurred and is continuing, Administrative Agent shall, after any Property has been released pursuant to Section 9.29 hereof, refund all Termination Fee Deposits applicable to such Property to the Borrower which is the owner of such Property.
4.18    Preservation of Rights. Each Borrower shall obtain, preserve and maintain in good standing, as applicable, all rights, privileges and franchises necessary or desirable for the operation of the Property of such Borrower and the conduct of such Borrower’s business thereon or therefrom.
4.19    Income from Property. Each Borrower shall pay all costs and expenses associated with the ownership, maintenance, operation and leasing of the Property of such Borrower, including all amounts then required to be paid under the Loan Documents, in accordance with the terms of this Agreement and the other Loan documents. No income derived from any Property, including any income from the Leases, shall be distributed or paid to any member, partner, shareholder or, if a Borrower is a trust, to any beneficiary or trustee, following the occurrence and during the continuation of any Default with respect to which Administrative Agent has provided Notice to any Borrower.
4.20    [Intentionally Omitted]
4.21    Swap Contracts. In the event that any Borrower shall elect to enter into a Swap Contract with Swap Counterparty, such Borrower shall comply with all of the terms and conditions of Exhibit “H” with respect to all Swap Contracts.

4.22    Debt Service Coverage Ratio. As of each Test Date, the Properties shall maintain an Ongoing Debt Service Coverage Ratio of not less than the Minimum Required Debt Service Coverage Ratio, provided, however, that if the Properties do not meet such Minimum Required Debt Service Coverage Ratio as of any Test Date, the following provisions shall apply:
(a)    If, as of any Test Date, the Ongoing Debt Service Coverage Ratio is less than the Minimum Required Debt Service Coverage Ratio but equal to or greater than the Remargin Debt Service Coverage Ratio, the Administrative Agent, on behalf of the Lenders, shall temporarily suspend all disbursements of Revolving Loan Proceeds until either (i) the Properties have achieved the Minimum Required Debt Service Coverage Ratio as of any subsequent Test Date, or (ii) Borrowers have repaid (without penalty or fee other than any Consequential Loss that may be payable in connection with such repayment) the Loan in an amount sufficient to cause the Ongoing Debt Service Coverage Ratio (calculated after giving effect to such repayment as if repaid on the applicable Test Date) to at least equal the Minimum Required Debt Service Coverage Ratio;
(b)    If, as of any Test Date, the Ongoing Debt Service Coverage Ratio is less than the Remargin Debt Service Coverage Ratio, Borrowers shall, within thirty (30) days following receipt of written demand from Administrative Agent, repay (without penalty or fee other than any Consequential Loss that may be payable in connection with such repayment) the Loan in an amount sufficient to cause the Ongoing Debt Service Coverage Ratio (calculated after giving effect to such repayment as if repaid on the applicable Test Date) to at least equal the Minimum Required Debt Service Coverage Ratio. For the avoidance of doubt, until such repayment is received by Administrative Agent, the Administrative Agent, on behalf of the Lenders, shall suspend all disbursements of Revolving Loan Proceeds.
4.23    Anti-Corruption Laws. Each Borrower, Guarantor and their respective subsidiaries shall each conduct its businesses in compliance with the United States Foreign Corrupt Practices Act of 1977, the U.K. Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions, and KBS Capital Advisors LLC, the investment advisor to each Borrower, on behalf of each Borrower, maintains policies and procedures designed to promote and achieve compliance with such Laws.
4.24    Controlled Substances. Without limiting the provisions of Section 10, Borrowers shall not, and shall not knowingly suffer or knowingly permit any tenant leasing space in the Improvements to violate any Laws affecting the Property, including the Controlled Substances Act, or which could otherwise result in the occurrence of a Default under Section 7.1(o), including the commencement of any proceedings under the Civil Asset Forfeiture Reform Act. Upon learning of any conduct contrary to this Section, Borrower shall immediately take all actions reasonably expected under the circumstances to terminate any such use of the applicable Property, including: (a) to give timely notice to any appropriate law enforcement agency of information that led Borrowers to know such conduct had occurred, and (b) in a timely fashion to revoke or make a good faith attempt to revoke permission for those engaging in such conduct to use the applicable Property or to take reasonable actions in consultation with a law enforcement agency to discourage or prevent illegal use of the applicable Property.

ARTICLE 5 - NEGATIVE COVENANTS
Each Borrower covenants as of the date hereof and until such time as all Obligations shall be paid and performed in full, that:
5.1    Conditional Sales. No Borrower shall incorporate in the Improvements of such Borrower any property acquired under a conditional sales contract or lease or as to which the vendor retains title or a security interest, without the prior written consent of Administrative Agent.
5.2    Insurance Policies and Bonds. No Borrower shall do or permit to be done anything that would affect the coverage or indemnities provided for pursuant to the provisions of any insurance policy, performance bond, labor and material payment bond or any other bond given in connection with any construction at the Property of such Borrower, including any construction of tenant improvements.
5.3    Commingling. No Borrower shall commingle the funds and other assets of such Borrower with those of any other Borrower, any Affiliate of such Borrower or any other Person.
5.4    Additional Debt. No Borrower shall incur any debt for borrowed money, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (a) the Loan, and (b) advances or trade debt or accrued expenses incurred in the ordinary course of business of operating the Property of such Borrower. No other debt may be secured by a lien on, or security interest in, any Property, whether senior, subordinate or pari passu, other than a lien or security interest which constitutes a Permitted Encumbrance (as defined in the applicable Security Instrument).
5.5    Sanctions. Borrowers and Guarantor shall not, directly or indirectly, use any proceeds of the Loan, or lend, contribute or otherwise make available such proceeds to any of their respective subsidiaries or joint venture partners or other individual or entity, to fund any activities of or business with any individual or entity, or in any Designated Jurisdiction, that, at the time of such funding, is the subject of Sanctions, or in any other manner that will result in a violation by any individual or entity (including any individual or entity participating in the transaction, whether as Lender, Arranger, Administrative Agent, or otherwise) of Sanctions.
5.6    Anti-Corruption Laws. No Borrower shall directly or indirectly use the proceeds of the Loan for any purpose which would breach the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, or other similar anti-corruption legislation in other jurisdictions.
5.7    Ownership; Merger; Consolidation; Purchase or Sale of Assets.
(a)    No Borrower will Transfer, or contract to Transfer, all or any part of the Property or any legal or beneficial interest therein (except for certain Transfers of the Accessories and other Transfers expressly permitted in the Deed of Trust). The Transfer of more than forty-nine percent (49%) of the direct or indirect membership interests in any Borrower (whether in one or more transactions during the term of the Loan) shall be deemed to be a prohibited Transfer of the Property.

(b)    Notwithstanding anything stated to the contrary herein (but subject to Section 5.7(d) below), the following Transfers shall not be prohibited (and shall be expressly permitted) (each a “Permitted Transfer”):
(i)    any transfers (or the pledge or encumbrance) of equity interests or other interests in KBS REIT Properties III, LLC, or in any of the direct or indirect owners of KBS REIT Properties III, LLC (including, without limitation, KBS Limited Partnership III, KBS REIT Holdings III, LLC, or KBS Real Estate Investment Trust III, Inc. (“KBS REIT”)), provided that KBS REIT continues to own, either directly or indirectly, not less than a fifty-one percent (51%) of the ownership interests in, and Controls, each Borrower, and so long as the transferee in each instance is not a Prohibited Person, provided, however, the foregoing restriction on transfers to Prohibited Persons shall not apply to transfers of shares of KBS REIT so long as KBS REIT maintains its status as an entity registered with the Securities Exchange Commissions under the Securities Exchange Act of 1934 (such transfers, “REIT Registered Shares Transfers”);
(ii)    KBS REIT Properties III, LLC, KBS Limited Partnership III, KBS REIT, and KBS REIT Holdings III, LLC, shall each be permitted to execute guaranties and/or indemnity agreements for their respective subsidiaries; and
(iii)    KBS Limited Partnership III, KBS REIT, and any of the other parties owning interests in KBS Limited Partnership III, direct or indirect, shall be permitted to obtain loans from, or incur indebtedness to any third-party lender (each a “Secondary Loan”) and, in addition, shall have the right to pledge their respective interests (direct or indirect) in KBS Limited Partnership III and KBS REIT Properties III, LLC, as security for any such Secondary Loan so long as (A) none of any Borrower or any Borrower’s sole member’s membership interest are pledged to secure such Secondary Loan, and (B) any default under a Secondary Loan resulting in a foreclosure of the pledged interests and a transfer of such interest to the lender of the Secondary Loan shall be deemed a Default hereunder but only to the extent that (1) after any such transfer, KBS REIT owns less than fifty-one percent (51%) of the ownership interests in any Borrower (direct or indirect) or no longer Controls each Borrower, or (2) any such transfer results in the direct or indirect ownership interests in any Borrower being held by a Prohibited Person, provided, however, that the foregoing clause (2) shall not apply to the foreclosure of any interests in KBS REIT so long as KBS REIT maintains its status as an entity registered with the Securities Exchange Commissions under the Securities Exchange Act of 1934 (such foreclosures, “REIT Registered Foreclosures”).
(c)    Borrowers shall provide (i) thirty (30) days prior written notice to Administrative Agent of any proposed Permitted Transfer under clause (i) above (other than any REIT Registered Shares Transfers) which results in any Person previously owning, directly or indirectly, less than a twenty-five percent (25%) (unless such Person is a foreign entity, then 10%) ownership interest in any Borrower now owning, directly or indirectly, a twenty-five percent (25%) (unless such Person is a foreign entity, then 10%) or greater ownership interest in any Borrower (or, in each case, such lesser equity interest as may be required by applicable Law or the KYC Equity Ownership

Percentage, and of which Administrative Agent has previously notified Borrower in writing), and (ii) notice within five (5) days of Borrower’s receipt of knowledge of any foreclosure of the pledged interests in any Secondary Loan (other than any REIT Registered Foreclosures), which results in any Person previously owning, directly or indirectly, less than a twenty-five percent (25%) (unless such Person is a foreign entity, then 10%) ownership interest in any Borrower now owning, directly or indirectly, a twenty-five percent (25%) (unless such Person is a foreign entity, then 10%) or greater ownership interest in any Borrower (or, in each case, such lesser equity interest as may be required by applicable Law or the KYC Equity Ownership Percentage, and of which Administrative Agent has previously notified Borrower in writing), together with (to the extent available) a description of such transfer, the interest transferred and the identity of the transferor and transferee, including, without limitation, all documentation and other information that Administrative Agent or any Lender reasonably requests in order to comply with its ongoing obligations (as determined by Administrative Agent or such Lender) under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)).
(d)    Notwithstanding anything to the contrary contained herein, at all times during the term of the Loan, Manager shall be the asset manager for KBS REIT pursuant to the Management Agreement. Subject to the Administrative Agent’s and the Arrangers’ prior written consent, Manager may be replaced by another asset manager; provided, if the replacement asset manager: (i) has current assets under management of not less than 10,000,000 square feet of properties; (ii) is in good standing of each Arranger; and (iii) such replacement manager complies with Administrative Agent’s and each Arranger’s ongoing obligations (as reasonably determined by Administrative Agent or such Arranger) under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), then Administrative Agent’s and Arrangers’ consent to the replacement of Manager with such substitute manager shall not be unreasonably withheld, conditioned or delayed. As used in this paragraph, “Manager” means KBS Capital Advisors LLC, and “Management Agreement” means the Advisory Agreement, dated September 27, 2011, between Manager and KBS REIT.
ARTICLE 6 - REPRESENTATIONS AND WARRANTIES
Each Borrower, for and on behalf of such Borrower (and not for or on behalf of any other Borrower), makes the following representations and warranties to Administrative Agent and each Lender as of the date hereof and as of the date of each advance hereunder as to itself and the Property it owns:
6.1    Organization, Power and Authority of Borrowers; Loan Documents. Each Borrower (a) is a limited liability company duly organized, existing and in good standing under the laws of the state in which it is organized and is duly qualified to do business and in good standing in the state in which the Land of such Borrower is located (if different from the state of its formation) and in any other state where the nature of such Borrower’s business or property requires it to be qualified to do business, and (b) has the power, authority and legal right to own its property and carry on the business now being conducted by it and to engage in the transactions contemplated by the Loan

Documents. The Loan Documents to which each Borrower is a party have been duly executed and delivered by such Borrower, and the execution and delivery of, and the carrying out of the transactions contemplated by, such Loan Documents, and the performance and observance of the terms and conditions thereof, have been duly authorized by all necessary organizational action by and on behalf of such Borrower. The Loan Documents to which each Borrower is a party constitute the valid and legally binding obligations of such Borrower and are fully enforceable against such Borrower in accordance with their respective terms, except to the extent that such enforceability may be limited by laws generally affecting the enforcement of creditors’ rights.
6.2    Other Documents; Laws. The execution and performance of the Loan Documents to which each Borrower is a party and the consummation of the transactions contemplated thereby will not conflict with, result in any breach of, or constitute a default under, the organizational documents of such Borrower, or any contract, agreement, document or other instrument to which such Borrower is a party or by which such Borrower or any of its properties may be bound or affected, and such actions do not and will not violate or contravene any Law to which such Borrower is subject.
6.3    Taxes. For U.S. federal income tax purposes, each Borrower is and has at all times been treated as a disregarded entity within the meaning of Treasury Regulation Section 301.7701-2(c). To each Borrower’s knowledge and belief, such Borrower has filed (or has obtained effective extensions for filing) all federal, state, county and municipal tax returns required to have been filed by such Borrower and has paid all Taxes which have become due whether or not shown on such returns or pursuant to any Tax assessments received by such Borrower, other than Taxes which are not yet delinquent. To each Borrower’s knowledge, such tax returns (if any) reflect (in all material respects) the income and taxes of such Borrower for the periods covered thereby, subject only to reasonable adjustments required by the IRS or other applicable tax authority upon audit.
6.4    Legal Actions. There are no material Claims or investigations by or before any court or Governmental Authority, with respect to which any Borrower has been served, or to the best of such Borrower’s knowledge and belief, threatened in writing against or affecting such Borrower, such Borrower’s business or the Property of such Borrower. No Borrower is in default with respect to any order, writ, injunction, decree or demand of any court or any Governmental Authority affecting such Borrower or the Property of such Borrower.
6.5    Nature of Loan. Each Borrower is a business or commercial organization. The Loan is being obtained solely for business or investment purposes, and will not be used for personal, family, household or agricultural purposes.
6.6    Trade Names. Each Borrower conducts its business solely under the name set forth in the Preamble to this Agreement and makes use of no trade names in connection therewith, unless such trade names have been previously disclosed to Administrative Agent in writing.
6.7    Financial Statements. The financial statements heretofore delivered by each Borrower and Guarantor to Administrative Agent are true and correct in all respects, have been prepared in accordance with sound accounting principles consistently applied, and fairly present the respective financial conditions of the subjects thereof as of the respective dates thereof.

6.8    No Material Adverse Change. No material adverse change has occurred in the financial conditions reflected in the financial statements of any Borrower or Guarantor since the respective dates of such statements, and no material additional liabilities have been incurred by any Borrower since the dates of such statements other than the borrowings contemplated herein or as approved in writing by Administrative Agent.
6.9    ERISA and Prohibited Transactions. As of the date hereof and throughout the term of the Loan: (a) no Borrower is and will be (i) an “employee benefit plan,” as defined in Section 3(3) of ERISA, (ii) a “governmental plan” within the meaning of Section 3(32) of ERISA, or (iii) a “plan” within the meaning of Section 4975(e) of the Code; (b) the assets of each Borrower do not and will not constitute “plan assets” within the meaning of the United States Department of Labor Regulations set forth in Section 2510.3-101 of Title 29 of the Code of Federal Regulations; (c) transactions by or with any Borrower are not and will not be subject to state statutes applicable to such Borrower regulating investments of fiduciaries with respect to governmental plans; and (d) no Borrower will engage in any transaction that would cause any Obligation or any action taken or to be taken hereunder (or the exercise by Administrative Agent of any of its rights under any of the Security Instruments or any of the other Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under ERISA or Section 4975 of the Code. Each Borrower agrees to deliver to Administrative Agent and each Lender such certifications or other evidence of compliance with the provisions of this Section as Administrative Agent or, subject to the terms of Section 4.8(e), any Lender may from time to time request.
6.10    Compliance with Laws and Zoning and Other Requirements; Encroachments. To each Borrower’s knowledge and belief, such Borrower is in compliance with the requirements of all applicable Laws. To each Borrower’s knowledge and belief, the use of the Property of such Borrower complies with applicable zoning ordinances, regulations and restrictive covenants affecting the Land. To each Borrower’s knowledge and belief, all use and other requirements of any Governmental Authority having jurisdiction over the Property of such Borrower have been satisfied. To each Borrower’s knowledge and belief, no violation of any Law exists with respect to the Property of such Borrower. To each Borrower’s knowledge and belief, and except as may be disclosed in the Survey, the Improvements of such Borrower are constructed entirely on the Land of such Borrower and do not encroach upon any easement or right-of-way, or upon the land of others. To each Borrower’s knowledge and belief, (i) the Improvements of such Borrower comply with all applicable building restriction lines and set-backs, however established, and (ii) are in strict compliance with all applicable use or other restrictions and the provisions of all applicable agreements, declarations and covenants and all applicable zoning and subdivision ordinances and regulations.
6.11    Certificates of Occupancy. To each Borrower’s knowledge and belief, all certificates of occupancy and other permits and licenses necessary or required in connection with the use and occupancy of the Improvements of such Borrower have been validly issued.
6.12    Utilities; Roads; Access. To each Borrower’s knowledge and belief, all utility services necessary for the operation of the Improvements of such Borrower for their intended purposes have been fully installed, including telephone service, cable television, water supply, storm and sanitary sewer facilities, natural gas and electric facilities, including cabling for telephonic and data communication, and the capacity to send and receive wireless communication. To each Borrower’s knowledge and belief, all roads and other accesses necessary to serve the Land of such Borrower and Improvements of such Borrower have been completed, are serviceable in all weather, and where required by the appropriate Governmental Authority, have been dedicated to and formally accepted by such Governmental Authority.
6.13    Other Liens. Except for contracts for labor, materials and services furnished or to be furnished in connection with any construction at a Property, including any construction of tenant improvements, no Borrower has made any contract or arrangement of any kind the performance of which by the other party thereto would give rise to a lien on the Property of such Borrower.
6.14    No Defaults. To each Borrower’s knowledge and belief, (i) there is no Default or Potential Default under any of the Loan Documents, and (ii) there is no default or event of default under any material contract, agreement or other document related to the construction or operation of the Improvements of such Borrower.
6.15    No Broker. Except as disclosed to Administrative Agent, no financial advisors, brokers, underwriters, placement agents, agents or finders have been dealt with by any Borrower, Guarantor or any Affiliate thereof in connection with the Loan.
6.16    Not a Foreign Person. No Borrower is a “foreign person” within the meaning of Section 1445 or 7701 of the Code. Without limiting the foregoing, no Borrower is a foreign corporation, foreign partnership, foreign trust, foreign estate or nonresident alien or a disregarded entity owned by any of them (as those terms are defined in the Code).
6.17    OFAC. Neither any Borrower, nor any of their respective subsidiaries, nor, to the knowledge of each Borrower, any director, officer, employee, agent, Affiliate or representative of any Borrower or any of their subsidiaries, is a Prohibited Person.
6.18    Anti-Corruption Laws. Each Borrower and its respective Affiliates have conducted their businesses in compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions, and KBS Capital Advisors LLC, the investment advisor to each Borrower, has, on behalf of each Borrower, instituted and maintained policies and procedures designed to promote and achieve compliance with such Laws.
6.19    EEA Financial Institution. Neither any Borrower nor Guarantor is an EEA Financial Institution.
ARTICLE 7 - DEFAULT AND REMEDIES
7.1    Events of Default. The occurrence of any one of the following shall be a default under this Agreement (“Default”):
(a)    Borrowers (or any of them) fail(s) to pay (i) any Obligation under this Agreement (other than sums payable upon the maturity of the Loan) within five (5) business days after the same becomes due, whether on the scheduled due date or upon acceleration or otherwise, or (ii) when due any Obligation under this Agreement payable upon maturity of the Loan.
(b)    A Default or Event of Default (as defined therein) occurs under any Note or any Security Instrument or any other Loan Document, or any Borrower or Guarantor fails to promptly pay, perform, observe or comply with any term, obligation or agreement contained in any of the Loan Documents within any applicable grace or cure period, or, if no cure period is specified, any such failure continues uncured for a period of thirty (30) days after Notice from Administrative Agent or any Lender to such Borrower, unless (i) such failure, by its nature, is not capable of being cured within such period, (ii) within such period, such Borrower commences to cure such failure and thereafter diligently prosecutes the cure thereof, and (iii) such Borrower causes such failure to be cured no later than ninety (90) days after the date of such Notice from Administrative Agent or any Lender.
(c)    Any information contained in any financial statement, schedule, report or any other document delivered by any Borrower or Guarantor to Administrative Agent or any Lender in connection with the Loan proves at any time not to be in all material respects true and accurate, or any Borrower or Guarantor shall have failed to state any material fact or any fact necessary to make such information not misleading, or any representation or warranty contained in this Agreement or in any other Loan Document or other document, certificate or opinion delivered to Administrative Agent or any Lender in connection with the Loan, proves at any time to be incorrect or misleading in any material respect either on the date when made or on the date when reaffirmed pursuant to the terms of this Agreement.
(d)    Any Borrower fails to deposit funds into the Borrowers’ Deposit Account pursuant to and as required by the provisions of Section 4.6, within ten (10) Business Days from the effective date of a Notice from Administrative Agent requesting such deposit, or any Borrower fails to deliver to Administrative Agent any Condemnation Awards or Insurance Proceeds within ten (10) days after such Borrower’s receipt thereof.
(e)    Any Borrower fails to promptly perform or comply with any of the covenants contained in the Loan Documents with respect to maintaining insurance, including the covenants contained in Section 4.4.
(f)    Any Borrower fails to promptly perform or comply with any of the Obligations set forth in this Agreement (other than those expressly described in other Sections of this Article VII), and such failure continues uncured for a period of thirty (30) days after Notice from Administrative Agent to such Borrower, unless (i) such failure, by its nature, is not capable of being cured within such period, and (ii) within such period, such Borrower commences to cure such failure and thereafter diligently prosecutes the cure thereof, and (iii) such Borrower causes such failure to be cured no later than ninety (90) days after the date of such Notice from Administrative Agent.
(g)    Any permit, license, certificate or approval that any Borrower is required to obtain with respect to any construction activities at the Property of such Borrower or the operation, leasing or maintenance of the Improvements of such Borrower or the Property of such Borrower lapses or ceases to be in full force and effect for a period of thirty (30) days, unless (i) the failure to maintain any such permit, license, certificate or approval, by its nature, is not capable of being cured within such period, (ii) within such period, such Borrower commences to cure such failure and thereafter diligently prosecutes the cure thereof, and (iii) such Borrower causes such failure to be cured no later than ninety (90) days after the date of such Notice from Administrative Agent.
(h)    A lien for the performance of work or the supply of materials filed against any Property, or any stop notice served on any Borrower, any contractor of any Borrower, Administrative Agent or any Lender, remains unsatisfied or unbonded for a period of thirty (30) days after the date of filing or service in violation of the terms of Section 4.3 above.
(i)    Any Borrower or Guarantor files a bankruptcy petition or makes a general assignment for the benefit of creditors, or a bankruptcy petition is filed against any Borrower or Guarantor and such involuntary bankruptcy petition continues undismissed for a period of ninety (90) days after the filing thereof.
(j)    Any Borrower or Guarantor applies for or consents in writing to the appointment of a receiver, trustee or liquidator of such Borrower, Guarantor, any Property, or all or substantially all of the other assets of any Borrower or Guarantor, or an order, judgment or decree is entered by any court of competent jurisdiction on the application of a creditor appointing a receiver, trustee or liquidator of any Borrower, Guarantor, any Property, or all or substantially all of the other assets of any Borrower or Guarantor, but only if any of the foregoing is not dismissed within ninety (90) days after such appointment, judgment or decree.
(k)    Any Borrower or Guarantor admits in writing its inability or fails generally to pay its debts as they become due (other than principal of the Loan due at maturity).
(l)    A final nonappealable judgment for the payment of money involving more than $1,000,000 is entered against any Borrower, and such Borrower fails to discharge the same, or fails to cause it to be discharged or bonded off to Administrative Agent’s satisfaction, within thirty (30) days from the date of the entry of such judgment.
(m)    Unless the written consent of Administrative Agent is previously obtained, all or substantially all of the business assets of any Borrower or Guarantor are sold, any Borrower or Guarantor is dissolved, or there occurs any change in the form of business entity through which any Borrower or Guarantor presently conducts its business or any merger or consolidation involving any Borrower or Guarantor.
(n)    Without the prior written consent of the Required Lenders (which consent must include the consent of each of the Arrangers and may be conditioned, among other matters, on the issuance of a satisfactory endorsement to the title insurance policy insuring Administrative Agent’s interest under the applicable Security Instrument), the controlling interest in any Borrower ceases to be owned, directly or indirectly, by Guarantor.
(o)    A judicial or nonjudicial forfeiture or seizure proceeding is commenced by a Governmental Authority and remains pending with respect to any Property or any part thereof, on the grounds that such Property or any part thereof had been used to commit or facilitate the commission of a criminal offense by any Person, including any tenant, pursuant to any Law, including the Controlled Substances Act or the Civil Asset Forfeiture Reform Act, regardless of whether or not such Property or the Security Instrument shall become subject to forfeiture or seizure in connection therewith; provided, however, that no Default shall occur under this clause (o) unless Borrower fails to have the enforcement action stayed (so long as such stay is not lifted) or dismissed within ninety (90) days after the commencement of such proceedings.
7.2    Remedies. Upon the occurrence and during the continuance of a Default, Administrative Agent at its election may (but shall not be obligated to) without the consent of and shall at the direction of the Required Lenders, without notice, exercise any and all rights and remedies afforded by this Agreement, the other Loan Documents, Law, equity or otherwise, including (a) declaring any and all Indebtedness immediately due and payable (provided that, without limitation of the foregoing, upon the occurrence of an actual or deemed entry of an order for relief with respect to any Borrower under any Debtor Relief Law, any obligation of Lenders to make advances shall automatically terminate, and the unpaid principal amount of the Loan outstanding and all interest and other amounts as aforesaid shall automatically become due and payable, in each case without further act of Administrative Agent or Lenders); (b) reducing any claim to judgment; (c) obtaining appointment of a receiver (to which each Borrower hereby consents) and/or judicial or nonjudicial foreclosure under any of the Security Instruments; (d) terminating Lenders’ Commitments; (e) in its own name on behalf of the Lenders or in the name of any of the Borrowers, entering into possession of any of the Properties, leasing and operating any of the Properties, performing all work and constructing Improvements; and (f) setting-off and applying, to the extent thereof and to the maximum extent permitted by Law, sums in the Interest Reserve Account, any and all deposits, funds, or assets at any time held and any and all other indebtedness at any time owing by Administrative Agent or any Lender to or for the credit or account of Borrower against any Indebtedness.
Each Borrower hereby appoints Administrative Agent as such Borrower’s attorney-in-fact, which power of attorney is irrevocable and coupled with an interest, with full power of substitution if Administrative Agent so elects, to do any of the following in such Borrower’s name upon the occurrence and during the continuance of a Default: (i) endorse the name of such Borrower on any checks or drafts representing proceeds of any insurance policies, or other checks or instruments payable to such Borrower with respect to the Property of such Borrower; (ii) prosecute or defend any action or proceeding incident to the Property of such Borrower; (iii) pay, settle, or compromise all bills and claims regarding the Property of such Borrower; (iv) perform the obligations and exercise the rights of such Borrower under all Leases, guaranties and other agreements to which it is a party or by which the Property of such Borrower is bound, enter into Leases, guaranties and other agreements regarding the Property of such Borrower and pay all leasing, operating and capital expenses of the Property of such Borrower; and (v) take over and use all or any part of the labor, materials, supplies and equipment contracted for, owned by, or under the control of such Borrower, whether or not previously incorporated into the Improvements of the Property of such Borrower. Neither Administrative Agent nor any Lender shall have any liability to any Borrower for the sufficiency or adequacy of any such actions taken by Administrative Agent.
ARTICLE 8 - ADMINISTRATIVE AGENT
8.1    Appointment and Authorization of Administrative Agent.

(a)    Each Lender hereby irrevocably (subject to Section 8.9) appoints, designates and authorizes Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Borrowers, without further inquiry or investigation, shall, and are hereby authorized by Lenders to, assume that all actions taken by Administrative Agent hereunder and in connection with or under the Loan Documents are duly authorized by Lenders and Borrowers shall be entitled to rely on Administrative Agent’s acknowledgment of consent and approvals when required under the Loan Documents. The term “agent” herein and in the other Loan Documents with reference to Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.
(b)    Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, Administrative Agent shall not have any duties or responsibilities except those expressly set forth herein, and its duties and responsibilities shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent and its Related Parties:
(i)    shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, and no implied covenants, functions, responsibilities, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against Administrative Agent or its Related Parties;
(ii)    shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose Administrative Agent to liability or that is contrary to any Loan Document or applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may affect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and
(iii)    shall not, except as expressly set forth herein and in the other Loan Documents, have any duty or responsibility to disclose, and shall not be liable for the failure to disclose, any information relating to any Borrower, Guarantor or any of their Related Parties that is communicated to or obtained by the Person serving as Administrative Agent or any of its Related Parties in any capacity.
(c)    No individual Lender or group of Lenders shall have any right to amend or waive, or consent to the departure of any party from any provision of any Loan Document, or secure or enforce the obligations of any Borrower or any other party pursuant to the Loan Documents, or otherwise. All such rights, on behalf of Administrative Agent or any Lender or Lenders, shall be held and exercised solely by and at the option of Administrative Agent for the pro rata benefit of the Lenders. Such rights, however, are subject to the rights of a Lender or Lenders, as expressly set forth in this Agreement, to approve matters or direct Administrative Agent to take or refrain from taking action as set forth in this Agreement. Except as expressly otherwise provided in this Agreement or the other Loan Documents, Administrative Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights, or taking or refraining from taking any actions which Administrative Agent is expressly entitled to exercise or take under this Agreement and the other Loan Documents, including (i) the determination if and to what extent matters or items subject to Administrative Agent’s satisfaction are acceptable or otherwise within its discretion, (ii) the making of Administrative Agent Advances, and (iii) the exercise of remedies pursuant to, but subject to, Article 7 or pursuant to any other Loan Document and any action so taken or not taken shall be deemed consented to by Lenders.
(d)    In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Borrower, Guarantor or any other Person liable for any part of the Indebtedness, no individual Lender or group of Lenders shall have the right, and Administrative Agent (irrespective of whether the principal of the Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether Administrative Agent shall have made any demand on any Borrower or any other Person) shall be exclusively entitled and empowered on behalf of itself and the Lenders, by intervention in such proceeding or otherwise:
(i)    to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loan and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of Lenders and Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of Lenders and Administrative Agent and their respective agents and counsel and all other amounts due Lenders and Administrative Agent under Section 4.15 allowed in such judicial proceeding; and
(ii)    to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;
and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to Administrative Agent and, in the event that Administrative Agent shall consent to the making of such payments directly to Lenders, to pay to Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of Administrative Agent and its agents and counsel, and any other amounts due Administrative Agent under Section 4.15.
Nothing contained herein shall be deemed to authorize Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of Lenders except as approved by the Required Lenders or to authorize Administrative Agent to vote in respect of the claims of Lenders except as approved by the Required Lenders in any such proceeding.

8.2    Delegation of Duties; Advice.
(a)    Administrative Agent may execute any of its duties under this Agreement or any other Loan Document by or through one or more sub-agents appointed by Administrative Agent. Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article 8 shall apply to any such sub-agent and to the Related Parties of Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the Loan as well as activities as Administrative Agent. Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non appealable judgment that Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.
(b)    Administrative Agent shall be entitled to advice of counsel and other consultant experts concerning all matters pertaining to such duties. Administrative Agent shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel or other consultant experts.
8.3    Liability of Administrative Agent. Neither Administrative Agent nor any Related Party of Administrative Agent shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby or thereby (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary), or as Administrative Agent shall believe in good faith shall be necessary or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment, or (b) be responsible in any manner to any Lender for any recital, statement, representation or warranty made by any Borrower, Guarantor, any subsidiary or Affiliate of any Borrower or Guarantor, or any other Person, or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. Neither Administrative Agent nor any Related Party of Administrative Agent shall be under any obligation to any Lender or participant or any other Person to inspect the properties, books or records of any Borrower, Guarantor, any of their Related Parties or any other Person, or to ascertain or inquire into (u) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (v) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (w) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (x) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Loan Documents, (y) the value or the sufficiency of any Collateral, or (z) the satisfaction of any condition set forth herein or therein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.
8.4    Reliance by Administrative Agent; Authorized Signers. Administrative Agent is authorized to rely upon the continuing authority of the Authorized Signers to bind any Borrower with respect to all matters pertaining to the Loan and the Loan Documents, including the submission of Draw Requests and the selection of interest rates. Such authorization may be changed only upon written notice addressed to Administrative Agent accompanied by evidence, reasonably satisfactory to Administrative Agent, of the authority of the Person giving such notice. Such notice shall be effective not sooner than five (5) Business Days following receipt thereof by Administrative Agent. Without limitation of the foregoing, Administrative Agent shall be entitled to rely, and shall be fully protected, and shall be indemnified by Lenders pursuant to Section 8.7, in relying, upon any writing , resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex, telephone message, email or other electronic (including any Internet or intranet website posting or other distribution) communication, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any party to the Loan Documents), independent accountants and other experts selected by Administrative Agent. In determining compliance with any condition hereunder to the making of the Loan that by its terms must be fulfilled to the satisfaction of a Lender, Administrative Agent may presume that such condition is satisfactory to such Lender unless Administrative Agent shall have received notice to the contrary from such Lender prior to the making of the Loan. For purposes of determining compliance with the conditions specified in Exhibit “C”, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objections. Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders or all Lenders if required hereunder as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Administrative Agent shall in all cases be fully protected, and shall be indemnified by Lenders pursuant to Section 8.7, in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders or such greater number of Lenders as may be expressly required hereby in any instance, and such request and any action taken or failure to act pursuant thereto shall be binding upon all Lenders. In the absence of written instructions from the Required Lenders or such greater number of Lenders, as expressly required hereunder, Administrative Agent may take or not take any action, at its discretion, unless this Agreement specifically requires the consent of the Required Lenders or such greater number of Lenders. Notwithstanding anything to the contrary herein, in no event shall Administrative Agent be required to take any action that it determines may expose Administrative Agent to liability or that is contrary to any Loan Document or applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may affect a forfeiture, modification or termination of property of a

Defaulting Lender in violation of any Debtor Relief Law, and Administrative Agent shall be indemnified by Lenders pursuant to Section 8.7 with respect to such determination.
8.5    Notice of Default. Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Potential Default unless Administrative Agent shall have received written notice from a Lender or any Borrower referring to this Agreement and describing such Default or Potential Default, and Administrative Agent determines that such Default or such Potential Default (if it were to become a Default) will have a Material Adverse Effect. Administrative Agent will notify Lenders of its receipt of any such notice. Administrative Agent shall take such action with respect to any such Default as may be requested by the Required Lenders in accordance with Article 7; provided, however, that unless and until Administrative Agent has received any such request, Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable or in the best interest of Lenders.
8.6    Credit Decision; Disclosure of Information by Administrative Agent.
(a)    Each Lender acknowledges that neither Administrative Agent nor any Related Party of Administrative Agent has made any representation or warranty to it, and that no act by Administrative Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Borrower and Guarantor, shall be deemed to constitute any representation or warranty by Administrative Agent or any Related Party of Administrative Agent to any Lenders as to any matter, including whether Administrative Agent or any Related Party of Administrative Agent have disclosed material information in their possession. Each Lender represents to Administrative Agent that it has, independently and without reliance upon Administrative Agent or any Related Party of Administrative Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of each Borrower and Guarantor, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to Borrowers and Guarantor hereunder. Each Lender also represents that it will, independently and without reliance upon Administrative Agent or any Related Party of Administrative Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of any Borrower and Guarantor.
(b)    Administrative Agent promptly after its receipt shall provide each Lender such notices, reports and other documents expressly required to be furnished to Lenders by Administrative Agent herein. To the extent not already available to a Lender, Administrative Agent shall also provide each Lender and/or make available for such Lender’s inspection during reasonable business hours and at such Lender’s expense, promptly after such Lender’s written request therefor: (i) copies of the Loan Documents; (ii) such information as is then in Administrative Agent’s possession in respect of the current status of principal and interest payments and accruals in respect of the Loan;

(iii) copies of all current financial statements in respect of any Borrower, Guarantor or other Person liable for payment or performance by Borrowers of any obligations under the Loan Documents, then in Administrative Agent’s possession with respect to the Loan; and (iv) other current factual information then in Administrative Agent’s possession with respect to the Loan and bearing on the continuing creditworthiness of Borrowers or Guarantor, or any of their respective Affiliates; provided that nothing contained in this Section shall impose any liability upon Administrative Agent for its failure to provide a Lender any of such Loan Documents, information, or financial statements, unless such failure constitutes willful misconduct or gross negligence on Administrative Agent’s part; and provided, further, that Administrative Agent shall not be obligated to provide any Lender with any information in violation of Law or any contractual restrictions on the disclosure thereof (provided such contractual restrictions shall not apply to distributing to a Lender factual and financial information expressly required to be provided herein). Except as set forth above, Administrative Agent shall not have any duty or responsibility to provide any Lenders with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of Borrowers or Guarantor or any of their respective Affiliates which may come into the possession of Administrative Agent or any Related Party of Administrative Agent.
8.7    Indemnification of Administrative Agent. WHETHER OR NOT THE TRANSACTIONS CONTEMPLATED HEREBY ARE CONSUMMATED, LENDERS HEREBY INDEMNIFY ADMINISTRATIVE AGENT AND EACH RELATED PARTY OF ADMINISTRATIVE AGENT (TO THE EXTENT NOT REIMBURSED BY OR ON BEHALF OF ANY BORROWER AND WITHOUT LIMITING THE OBLIGATION OF ANY BORROWER TO DO SO), PRO RATA, AND HOLD HARMLESS ADMINISTRATIVE AGENT AND EACH RELATED PARTY OF ADMINISTRATIVE AGENT FROM AND AGAINST ANY AND ALL INDEMNIFIED LIABILITIES INCURRED BY IT, INCLUDING BEFORE, DURING AND AFTER ANY FORECLOSURE OF ANY SECURITY INSTRUMENT, OTHER EXERCISE OF RIGHTS AND REMEDIES OR SALE OF ANY PROPERTY, INCLUDING THOSE IN WHOLE OR PART ARISING FROM ADMINISTRATIVE AGENT’S STRICT LIABILITY, OR COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE; provided, however, that no Lender shall be liable for the payment to Administrative Agent or any Related Party of Administrative Agent of any portion of such Indemnified Liabilities to the extent determined in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Person’s own gross negligence or willful misconduct; provided, further, that no action taken in accordance with the directions of the Required Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 8.7. All payments on account of the foregoing shall be due and payable ten (10) days after demand by Administrative Agent therefor. Without limitation of the foregoing, to the extent that Administrative Agent is not reimbursed by or on behalf of any Borrower, each Lender shall reimburse Administrative Agent within ten (10) days after demand for its ratable share of any costs or out-of-pocket expenses (including attorneys’ fees) incurred by Administrative Agent as described in Section 4.15. The undertaking in this Section 8.7 shall survive the resignation or replacement of Administrative Agent, any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments, the termination of this Agreement and the repayment, satisfaction or discharge of all Obligations.

8.8    Administrative Agent in Individual Capacity. Administrative Agent, in its individual capacity, and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of banking, trust, financial, advisory, underwriting or other business with any party to the Loan Documents and their respective subsidiaries and other Affiliates as though Administrative Agent was not Administrative Agent hereunder, without notice to or consent of Lenders and without any duty to account therefor to Lenders. Lenders acknowledge that one or more Borrowers and Bank of America or its Affiliate have entered or may enter into Swap Transactions. Lenders shall have no right to share in any portion of any payments made by any Borrower under the terms of such Swap Transactions (except and to the extent Lenders shall have participated with Bank of America or such Affiliate in such Swap Transactions). Lenders acknowledge that, pursuant to such activities, Bank of America or its Affiliates may receive information regarding any party to the Loan Documents, or their respective Affiliates (including information that may be subject to confidentiality obligations in favor of such parties or such parties’ Affiliates) and acknowledge that Administrative Agent shall be under no obligation to provide such information to them. With respect to its Pro Rata Share of the Loan, Bank of America shall have the same rights and powers under this Agreement as any other Lenders and may exercise such rights and powers as though it were not Administrative Agent or party to Swap Transactions, and the terms “Lender” and “Lenders” include Bank of America in its individual capacity.
8.9    Successor Administrative Agent. Administrative Agent may resign as Administrative Agent upon thirty (30) days’ notice to Lenders and Borrowers. Additionally, if the Person serving as Administrative Agent is a Defaulting Lender, commits gross negligence or willful misconduct in exercising its rights and obligations hereunder or under any of the other Loan Documents, or is no longer an Arranger hereunder, the Required Lenders may, to the extent permitted by applicable law, by notice in writing to Borrowers and such Person, remove such Person as Administrative Agent. If Administrative Agent resigns or is so removed by the Required Lenders under this Agreement, the Required Lenders shall, (i) within thirty (30) days after receipt of Administrative Agent’s notice of resignation or (ii) within five Business Days of the removal of Administrative Agent, as applicable, appoint from among Lenders a successor administrative agent for Lenders, which successor administrative agent shall be consented to by Borrowers at all times other than during the existence of a Default (which consent of Borrowers shall not be unreasonably withheld or delayed). Upon the acceptance by the successor administrative agent of its appointment as successor administrative agent hereunder, the retiring Administrative Agent’s resignation or removal, as applicable, shall be effective, such successor administrative agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term “Administrative Agent” shall mean such successor administrative agent, and the retiring Administrative Agent’s appointment, powers and duties as Administrative Agent shall be terminated. If no successor administrative agent has accepted appointment as Administrative Agent by the date which is thirty (30) days following a retiring Administrative Agent’s notice of resignation, or on or before the removal day specified by Required Lenders in their removal notice to Administrative Agent and Borrowers, whichever applies, then the Lender other than the retiring Administrative Agent holding the largest Commitment shall automatically become the successor administrative agent; it being understood and agreed that the retiring Administrative Agent’s resignation or removal, as applicable, shall in all instances become effective upon such thirtieth (30th) day, or upon the removal day set forth in Required Lenders’ removal notice, whichever applies. After the effective date any retiring Administrative Agent’s resignation or removal hereunder as Administrative Agent, the provisions of this Article VIII and other applicable Sections of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.
8.10    Releases; Acquisition and Transfers of Collateral.
(a)    Lenders hereby irrevocably authorize Administrative Agent to transfer or release any lien on, or after foreclosure or other acquisition of title by Administrative Agent on behalf of Lenders to transfer or sell, any Collateral (i) upon the termination of the Commitments, the termination of all obligations of each Swap Counterparty to advance any funds under any Swap Contract, and payment and satisfaction in full of all Indebtedness; (ii) constituting a release, transfer or sale of a lien or Collateral if Borrowers will certify to Administrative Agent that the release, transfer or sale is permitted under this Agreement or the other Loan Documents (and Administrative Agent may rely conclusively on any such certificate, without further inquiry); or (iii) after foreclosure or other acquisition of title (1) in the discretion of Administrative Agent if a purchase price of at least ninety-five percent (95%)) of the value indicated in the most recent appraisal of the collateral obtained by Administrative Agent and made in accordance with regulations governing Administrative Agent, less any reduction indicated in the appraised value estimated by any experts in the applicable areas engaged by Administrative Agent; or (2) if approved by the Required Lenders.
(b)    If all or any portion of the Collateral is acquired by foreclosure or by deed in lieu of foreclosure, Administrative Agent shall take title to the Collateral in its name or by an Affiliate of Administrative Agent, but for the benefit of all Lenders in their Pro Rata Shares on the date of the foreclosure sale or recordation of the deed in lieu of foreclosure (the “Acquisition Date”). Administrative Agent and all Lenders hereby expressly waive and relinquish any right of partition with respect to any collateral so acquired. After any Collateral is acquired, Administrative Agent shall appoint and retain one or more Persons (individually and collectively, the “OREO Property Manager”) experienced in the management, leasing, sale and/or disposition of similar properties.
(c)    After consulting with the OREO Property Manager, Administrative Agent shall prepare a written plan for operation, management, improvement, maintenance, repair, sale and disposition of the Collateral and a budget for the aforesaid, which may include a reasonable management fee payable to Administrative Agent (the “Business Plan”). Administrative Agent will deliver the Business Plan not later than the sixtieth (60th) day after the Acquisition Date to each Lender with a written request for approval of the Business Plan. If the Business Plan is approved by the Required Lenders, Administrative Agent and the OREO Property Manager shall adhere to the Business Plan until a different Business Plan is approved by the Required Lenders. Administrative Agent may propose an amendment to the Business Plan as it deems appropriate, which shall also be subject to Required Lender approval. If the Business Plan (as may be amended) proposed by Administrative Agent is not approved by the Required Lenders, or if sixty (60) days have elapsed following the Acquisition Date without a Business Plan being proposed by Administrative Agent, any Lender may propose an alternative Business Plan, which Administrative

Agent shall submit to all Lenders for their approval. If an alternative Business Plan is approved by the Required Lenders, Administrative Agent may appoint one of the approving Lenders to implement the alternative Business Plan. Notwithstanding any other provision of this Agreement, unless in violation of an approved Business Plan or otherwise in an emergency situation, Administrative Agent shall, subject to Section 8.10(a), have the right but not the obligation to take any action in connection with the Collateral (including those with respect to all Real Property Taxes, Insurance Premiums, operation, management, improvement, maintenance, repair, sale and disposition), or any portion thereof.
(d)    Upon written request by Administrative Agent or any Borrower at any time, Lenders will confirm in writing Administrative Agent’s authority to sell, transfer or release any such liens of particular types or items of Collateral pursuant to this Section 8.10; provided, however, that (i) Administrative Agent shall not be required to execute any document necessary to evidence such release, transfer or sale on terms that, in Administrative Agent’s opinion, would expose Administrative Agent to liability or create any obligation or entail any consequence other than the transfer, release or sale without recourse, representation or warranty, and (ii) such transfer, release or sale shall not in any manner discharge, affect or impair the obligations of any Borrower other than those expressly being released.
(e)    If only two (2) Lenders exist at the time Administrative Agent receives a purchase offer for Collateral, the consent of the Required Lenders is required pursuant to Section 8.10(a), and one of the Lenders does not consent within ten (10) Business Days after notification from Administrative Agent, the consenting Lender may, in writing to the other Lender, offer (“Purchase Offer”) to purchase all of the non-consenting Lender’s right, title and interest in such Collateral for a purchase price equal to the non-consenting Lender’s Pro Rata Share of the net proceeds anticipated from such sale of such Collateral (as reasonably determined by Administrative Agent, including the undiscounted face principal amount of any purchase money obligation not payable at closing) (“Lender Net Sale Proceeds”). Within ten (10) Business Days thereafter the non-consenting Lender shall be deemed to have accepted such Purchase Offer unless the non-consenting Lender notifies Administrative Agent that it elects to purchase all of the consenting Lender’s right, title and interest in such Collateral for a purchase price payable by the non-consenting Lender in an amount equal to the consenting Lender’s Pro Rata Share of the Lender Net Sale Proceeds. Any amount payable hereunder by a Lender shall be due on the earlier to occur of the closing of the sale of such Collateral or ninety (90) days after receipt by the non-consenting Lender of the Purchase Offer, regardless of whether such Collateral is sold.
8.11    Application of Payments. Except as otherwise provided below with respect to Defaulting Lenders, aggregate principal and interest payments, payments for Indemnified Liabilities and/or foreclosure or sale of the collateral, and net operating income from the collateral during any period it is owned by Administrative Agent on behalf of Lenders (“Payments”) shall be apportioned pro rata among Lenders and payments of any fees (other than fees designated for Administrative Agent’s separate account) shall, as applicable, be apportioned pro rata among Lenders. All pro rata Payments shall be remitted to Administrative Agent and all such payments not constituting payment of specific fees, and all proceeds of the Collateral received by Administrative Agent, shall be applied first, to pay any fees, indemnities, costs, expenses (including those in Section 8.7) and reimbursements then due to Administrative Agent from Borrowers (including any of the foregoing constituting Administrative Agent Advances, together with interest thereon); second, to pay any fees, costs, expenses and reimbursements then due to Lenders from Borrowers (including any of the foregoing constituting Administrative Agent Advances, together with interest thereon, reimbursed by Lenders); third, to pay (on a pari passu basis) pro rata interest and late charges due in respect of the Indebtedness and regularly occurring payments under any Swap Contract; fourth, to pay (on a pari passu basis) or prepay pro rata principal of the Indebtedness and “Settlement Amounts” or “Close-Out Amounts”, and similar payments, as applicable, payable by any Borrower under Swap Transactions; and last, to Borrowers, if required by Law, or Lenders in Pro Rata Share percentages equal to their percentages at the termination of the Aggregate Commitments.
Notwithstanding anything to the contrary in this Agreement, obligations arising under Swap Contracts shall be excluded from the application described above in this Section 8.11 if Administrative Agent has not received a Secured Party Designation Notice, together with such supporting documentation as Administrative Agent may request, from the applicable Hedge Bank. Each Hedge Bank not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of Administrative Agent pursuant to the terms of this Article VIII for itself and its Affiliates as if a “Lender” party hereto.
8.12    Administrative Agent Advances.
(a)    Administrative Agent is authorized, from time to time, in Administrative Agent’s sole discretion to make, authorize or determine other advances, or otherwise expend funds, on behalf of Lenders (“Administrative Agent Advances”), (i) to pay any costs, fees and expenses as described in Section 4.15, (ii) when the applicable conditions precedent set forth in Exhibit “C” have been satisfied to the extent required by Administrative Agent, and (iii) when Administrative Agent deems necessary or desirable to preserve or protect the Collateral or any portion thereof (including those with respect to Real Property Taxes, Insurance Premiums, operation, management, improvements, maintenance, repair, sale and disposition) (A) subject to Section 8.5, after the occurrence of a Default, and (B) subject to Section 8.10, after acquisition of all or a portion of the Collateral by foreclosure or otherwise; provided, however, that any Administrative Agent Advance under this clause (iii) in excess of Two Million and No/100 Dollars ($2,000,000.00), other than an Administrative Agent Advance to pay Real Property Taxes or Insurance Premiums, shall require the consent of the Required Lenders.
(b)    Administrative Agent Advances shall constitute obligatory advances of Lenders under this Agreement, shall be repayable on demand and secured by the Collateral, and if unpaid by Lenders as set forth below shall bear interest at the rate applicable to such amount under the Loan or if no longer applicable, at the Base Rate. Administrative Agent shall notify each Lender in writing of each Administrative Agent Advance. Upon receipt of notice from Administrative Agent of its making of an Administrative Agent Advance, each Lender shall make the amount of such Lender’s Pro Rata Share of the outstanding principal amount of the Administrative Agent Advance available to Administrative Agent, in same day funds, to such account of Administrative Agent as Administrative Agent may designate, (i) on or before 3:00 p.m. (Administrative Agent’s

Time) on the day Administrative Agent provides Lenders with notice of the making of such Administrative Agent Advance if Administrative Agent provides such notice on or before 12:00 p.m. (Administrative Agent’s Time), or (ii) on or before 12:00 p.m. (Administrative Agent’s Time) on the Business Day immediately following the day Administrative Agent provides Lenders with notice of the making of such Administrative Agent Advance if Administrative Agent provides notice after 12:00 p.m. (Administrative Agent’s Time).
8.13    Defaulting Lender.
8.13.1    Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:
(a)    Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of “Required Lenders” and Section 9.9.
(b)    Any payment of principal, interest, fees or other amounts received by Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article 7 or otherwise) or received by Administrative Agent from a Defaulting Lender pursuant to Section 9.7 shall be applied at such time or times as may be determined by Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to Administrative Agent hereunder; second, as Borrowers may request (so long as no Default or Potential Default exists), to the funding of any advance in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by Administrative Agent; third, if so determined by Administrative Agent and Borrowers, to be held in a deposit account and released pro rata in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to advances under this Agreement; fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Default or Potential Default exists, to the payment of any amounts owing to Borrowers as a result of any judgment of a court of competent jurisdiction obtained by any Borrower against such Defaulting Lender as a result of such Defaulting Lender's breach of its obligations under this Agreement; and sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any advances in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such advances were made at a time when the conditions for same, if any, were satisfied or waived, such payment shall be applied solely to pay the advances of all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any advances of such Defaulting Lender until such time as all advances are held by the Lenders pro rata in accordance with the Commitments hereunder. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.
8.13.2    Defaulting Lender Cure. If Borrowers and Administrative Agent agree in writing that a Lender is no longer a Defaulting Lender, Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Lender will, to the extent applicable, purchase at par that portion of outstanding advances of the other Lenders or take such other actions as Administrative Agent may determine to be necessary to cause the Commitments (and outstanding principal balance of all advances) to be held on a pro rata basis by the Lenders in accordance with their Pro Rata Shares, whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of Borrowers while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.
8.14    Benefit. The terms and conditions of this Article VIII are inserted for the sole benefit of Administrative Agent and Lenders; the same may be waived in whole or in part, with or without terms or conditions, without prejudicing Administrative Agent’s or Lenders’ rights to later assert them in whole or in part. The provisions of this Article VIII are solely among and for the benefit of Administrative Agent and the Lenders, and in no event shall any of the Borrowers be considered a party thereto or a beneficiary thereof (unless specifically provided otherwise herein) or have any additional obligations arising solely out of the provisions contained in this Article VIII.
8.15    Co-Agents; Lead Managers. None of the Lenders or other Persons identified on the facing page or signature pages of this Agreement as a “syndication agent,” “documentation agent,” “co-agent,” “book manager,” “joint book runner”, “lead manager,” “arranger,” “joint lead arranger” or “co-arranger” shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than, in the case of such lenders, those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders or other Persons so identified as a “syndication agent,” “documentation agent,” “co-agent” or “lead manager” shall have or be deemed to have any fiduciary relationship with any Lenders. Each Lender acknowledges that it has not relied, and will not rely, on any of Lenders or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.
8.16    Lender Participation in Swap Transactions. If any Borrower enters into any Swap Transaction and Swap Contract with one or more Lenders, such Lender(s) shall notify each other then-existing Lender of the terms of each such Swap Transaction and each then-existing Lender (other than a Defaulting Lender) shall have the right in its sole discretion to participate in each such Swap Transaction pro rata according to such Lender’s Pro Rata Share of the amount of the applicable Swap Transaction. All such participation interests shall be governed pursuant to separate documentation.
8.17    Swap Contracts. Except as otherwise expressly set forth herein, no Hedge Bank that obtains the benefit of the provisions of Section 8.11 or any Collateral by virtue of the provisions hereof or any Loan Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) (or to notice of or to consent to any amendment, waiver or modification of the provisions hereof or any Loan Document) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article VIII to the contrary, Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Swap Contracts except to the extent expressly provided herein and unless Administrative Agent has received a Secured Party Designation Notice with respect to the related Swap Obligations, together with such supporting documentation as Administrative Agent may request, from the applicable Hedge Bank. Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Swap Contracts.
8.18    Borrowers Not a Party. Except as expressly otherwise provided herein, the provisions of this Article 8 are solely among and for the benefit of Administrative Agent and the Lenders, and except as expressly otherwise provided herein, in no event shall Borrower be considered a party thereto or a beneficiary thereof or have any additional obligations arising solely out of the provisions contained in this Article 8.
ARTICLE 9 - GENERAL TERMS AND CONDITIONS
9.1    Consents; Borrowers’ Indemnity. Except where otherwise expressly provided in the Loan Documents, in any instance where the approval, consent or the exercise of Administrative Agent’s or Lenders’ judgment is required under any Loan Document, the granting or denial of such approval or consent and the exercise of such judgment shall be (a) within the sole discretion of Administrative Agent or Lenders; (b) deemed to have been given only by a specific writing intended for the purpose given and executed by Administrative Agent or, to the extent applicable, Lenders; and (c) free from any limitation or requirement of reasonableness. Notwithstanding any approvals or consents by Administrative Agent or Lenders, neither Administrative Agent nor any Lender has any obligation or responsibility whatsoever for the adequacy, form or content of any appraisal, environmental, engineering, property condition or other inspection, audit, report or assessment, any contract, any change order, any lease, or any other matter incident to any Property. Any appraisal, inspection, audit, report or assessment of any Property or the books and records of any Borrower or Guarantor, or the procuring of documents and financial and other information, by or on behalf of Administrative Agent shall be for Administrative Agent’s and Lenders’ protection only, and shall not constitute an assumption of responsibility to any Borrower or anyone else with regard to the condition, value, construction, maintenance or operation of any Property, or relieve any Borrower or Guarantor of any of its obligations. NEITHER ADMINISTRATIVE AGENT NOR ANY LENDER SHALL BE LIABLE OR RESPONSIBLE FOR, AND BORROWERS SHALL INDEMNIFY ADMINISTRATIVE AGENT, EACH LENDER, AND EACH RELATED PARTY OF ADMINISTRATIVE AGENT AND EACH LENDER (COLLECTIVELY, THE “INDEMNITEES”) FROM AND AGAINST: (A) ANY CLAIM, ACTION, LOSS OR COST (INCLUDING ATTORNEYS’ FEES AND COSTS OF ADMINISTRATIVE AGENT AND, TO THE EXTENT PROVIDED UNDER SECTION 4.15, LENDERS) ARISING FROM, RELATING TO OR OTHERWISE IN CONNECTION WITH (I) THE LEASES, THE PROPERTIES, THE IMPROVEMENTS AND THE OTHER COLLATERAL, INCLUDING ANY DEFECT THEREIN, (II) THE PROTECTION, PRESERVATION, OPERATION, MANAGEMENT, IMPROVEMENT, MAINTENANCE, REPAIR, SALE AND

DISPOSITION OF ANY PROPERTY AND OTHER COLLATERAL (INCLUDING THOSE WITH RESPECT TO REAL PROPERTY TAXES, INSURANCE PREMIUMS, AND LEASING COSTS AND BROKER FEES) OR (III) THE PERFORMANCE OF ANY OBLIGATION OF ANY BORROWER WHATSOEVER; (B) ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, CLAIMS, DEMANDS, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES AND DISBURSEMENTS (INCLUDING REASONABLE ATTORNEYS’ FEES AND COSTS OF ADMINISTRATIVE AGENT AND, TO THE EXTENT PROVIDED UNDER SECTION 4.15, LENDERS) OF ANY KIND OR NATURE WHATSOEVER WHICH MAY AT ANY TIME BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST ANY SUCH INDEMNITEE IN ANY WAY RELATING TO OR ARISING OUT OF OR IN CONNECTION WITH (I) ANY OF THE MATTERS DESCRIBED IN THE FOREGOING CLAUSE (A), (II) THE EXECUTION, DELIVERY, ENFORCEMENT, PERFORMANCE OR ADMINISTRATION OF ANY LOAN DOCUMENT OR ANY OTHER AGREEMENT, LETTER OR INSTRUMENT DELIVERED IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED THEREBY OR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED THEREBY, (III) ANY COMMITMENT OR THE LOAN, INCLUDING ALL CLAIMS BY ANY ACTUAL OR ALLEGED BROKER FOR ANY BORROWER OR ANY RELATED PARTY OF ANY BORROWER FOR BROKERAGE FEES IN CONNECTION WITH THE LOAN, OR (IV) ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY (INCLUDING ANY INVESTIGATION OF, PREPARATION FOR, OR DEFENSE OF ANY PENDING OR THREATENED CLAIM, INVESTIGATION, LITIGATION OR PROCEEDING) AND REGARDLESS OF WHETHER ANY INDEMNITEE IS A PARTY THERETO, INCLUDING ALL COSTS AND EXPENSES INCURRED BY ANY INDEMNITEE IN CONNECTION WITH ANY SUBPOENA, DEPOSITION OR OTHERWISE ACTING AS A WITNESS; (C) ANY AND ALL CLAIMS, DEMANDS, ACTIONS OR CAUSES OF ACTION ARISING OUT OF OR RELATING TO THE USE OF INFORMATION (AS DEFINED IN SECTION 9.6) OR OTHER MATERIALS OBTAINED THROUGH INTERNET, INTRALINKS OR OTHER SIMILAR INFORMATION TRANSMISSION SYSTEMS IN CONNECTION WITH THIS AGREEMENT; AND (D) ANY AND ALL LIABILITIES, LOSSES, COSTS OR EXPENSES (INCLUDING REASONABLE ATTORNEYS’ FEES AND COSTS OF ADMINISTRATIVE AGENT AND, TO THE EXTENT PROVIDED UNDER SECTION 4.15, LENDERS) THAT ANY INDEMNITEE SUFFERS OR INCURS AS A RESULT OF THE ASSERTION OF ANY FOREGOING CLAIM, DEMAND, ACTION, CAUSE OF ACTION OR PROCEEDING, OR AS A RESULT OF THE PREPARATION OF ANY DEFENSE IN CONNECTION WITH ANY FOREGOING CLAIM, DEMAND, ACTION, CAUSE OF ACTION OR PROCEEDING, IN ALL CASES, WHETHER OR NOT AN INDEMNITEE IS A PARTY TO SUCH CLAIM, DEMAND, ACTION, CAUSE OF ACTION OR PROCEEDING AND WHETHER IT IS DEFEATED, SUCCESSFUL OR WITHDRAWN, (ALL OF THE FOREGOING, COLLECTIVELY, THE “INDEMNIFIED LIABILITIES”), INCLUDING IN WHOLE OR PART ANY LOSS ARISING OUT OF AN INDEMNITEES’ STRICT LIABILITY, OR COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE; provided, however, that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. Nothing, including any advance or acceptance of any document or instrument, shall be construed as a representation or warranty, express or implied, to any party by Administrative Agent or Lenders. All payments on account of the Indemnified Liabilities shall be due and payable ten (10) Business Days after demand by Administrative Agent therefor. Subject to the provisions of Section 9.29, the indemnities in this Section 9.1 shall not terminate upon the release, foreclosure or other termination of the Security Instruments but will survive the release, foreclosure of the Security Instruments or conveyance in lieu of foreclosure, the repayment of the Indebtedness, the discharge and release of the Security Instruments and the other Loan Documents, any bankruptcy or other debtor relief proceeding, and any other event whatsoever.
9.2    Miscellaneous.
9.2.1    Counterparts. This Agreement may be executed in several counterparts (and by different parties hereto in different counterparts), all of which are identical, and all of which counterparts together shall constitute one and the same instrument.
9.2.2    Effectiveness; Signature Copies. This Agreement shall become effective when it shall have been executed by Administrative Agent and when Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Loan Documents, and all signed certificates and other documents delivered thereunder or in connection therewith, may be transmitted and/or signed by facsimile or e-mail transmission (e.g. “pdf” or “tif”). The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually-signed originals and shall be binding on all parties to the Loan Documents. Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile or e-mail document or signature.
9.2.3    Electronic Signatures. The words “execute,” “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, or any other state laws based on the Uniform Electronic Transactions Act.
9.2.4    Severability. A determination that any provision of this Agreement or any other Loan Document is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Agreement to any Person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other Persons or circumstances. The parties shall endeavor in good faith negotiations to replace the unenforceable or invalid provisions with valid provisions the economic effect of which comes as close as possible to that of the unenforceable or invalid provisions. The unenforceability or invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 9.2.4, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by Administrative Agent, then such provisions shall be deemed to be in effect only to the extent not so limited.
9.2.5    Time of the Essence. Time shall be of the essence with respect to Borrowers’ obligations under the Loan Documents.
9.2.6    Governing Law. This Agreement and each other Loan Document (except to the extent expressly set forth therein), and their respective validity, enforcement and interpretation, shall be governed by the Laws of the State of California (without regard to any conflict of Laws principles) and applicable United States federal Law.
9.3    Notices.
9.3.1    Modes of Delivery; Changes. Except as otherwise provided herein, all notices, and other communications required or which any party desires to give under this Agreement or any other Loan Document shall be in writing. Unless otherwise specifically provided in such other Loan Document, all such notices and other communications shall be deemed sufficiently given or furnished if delivered by personal delivery, by nationally recognized overnight courier service, by registered or certified United States mail, postage prepaid, or by facsimile (with, subject to Section 9.3.2, a confirmatory duplicate copy sent by first class United States mail), addressed to the party to whom directed or by (subject to Section 9.3.3) electronic mail address to Borrowers, at the addresses set forth at the end of this Agreement or to Administrative Agent or Lenders at the addresses specified for notices on the Schedule of Lenders (unless changed by similar notice in writing given by the particular party whose address is to be changed). Any such notice or communication shall be deemed to have been given and received either at the time of personal delivery or, in the case of courier or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of facsimile, upon receipt; provided, however, that service of a notice required by any applicable statute shall be considered complete when the requirements of that statute are met. Notwithstanding the foregoing, no notice of change of address shall be effective except upon actual receipt. This Section 9.3 shall not be construed in any way to affect or impair any waiver of notice or demand provided in any Loan Document or to require giving of notice or demand to or upon any Person in any situation or for any reason.
9.3.2    Limited Use of Electronic Mail. Electronic mail and internet and intranet websites may be used only to distribute routine communications, such as financial statements and other information, and to distribute Loan Documents for execution by the parties thereto, and for other purposes described herein, and may not be used for any other purpose.
9.3.3    Electronic Delivery. Each Borrower hereby acknowledges that (i) Administrative Agent and/or Arranger may, but shall not be obligated to, make available to the Lenders materials and/or information provided by or on behalf of Borrowers hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on Debt Domain, IntraLinks, Syndtrak or another similar electronic system (the “Platform”) and (ii) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to a Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Person’s securities. Each Borrower hereby agrees that so long as any Borrower is the issuer of any outstanding debt or equity securities that are registered or issued pursuant to a private offering or is actively contemplating issuing any such securities all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (A) by marking Borrower Materials “PUBLIC,” each Borrower shall be deemed to have authorized Administrative Agent, Arranger and Lenders to treat such Borrower Materials as not containing any material non-public information with respect to any Borrower or its securities for purposes of United States Federal and state securities Laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 9.6); (B) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information,” and (C) Administrative Agent and Arranger shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.” Notwithstanding the foregoing, no Borrower shall be under any obligation to mark any Borrower Materials “PUBLIC.”
9.3.4    Reliance by Administrative Agent and Lenders. Administrative Agent and Lenders shall be entitled to rely and act upon any notices (including telephonic Loan advance notices) purportedly given by or on behalf of Borrowers even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. Borrowers shall indemnify each Indemnitee from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of any Borrower. All telephonic notices to and other communications with Administrative Agent may be recorded by Administrative Agent, and each of the parties hereto hereby consents to such recording. If a Lender does not notify or inform Administrative Agent of whether or not it consents to, or approves of or agrees to any matter of any nature whatsoever with respect to which its consent, approval or agreement is required under the express provisions of this Agreement or with respect to which its consent, approval or agreement is otherwise requested by Administrative Agent, in connection with the Loan or any matter pertaining to the Loan, within ten (10) Business Days (or such longer period as may be specified by Administrative Agent) after such consent, approval or agreement is requested by Administrative Agent, Lender shall be deemed to have given its consent, approval or agreement, as the case may be, with respect to the matter in question.
9.4    Payments Set Aside. To the extent that any payment by or on behalf of any Borrower is made to Administrative Agent or any Lender, or Administrative Agent or any Lender exercises any right of set-off, and such payment or the proceeds of such set-off or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by Administrative Agent or such Lender in its discretion)

to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law, to a depository (including Administrative Agent, any Lender or its or their Affiliates) for returned items or insufficient collected funds, or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Lender severally agrees to pay to Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect.
9.5    Successors and Assigns.
(a)    Successors and Assigns Generally. Subject to Section 8.14, the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of Administrative Agent and each Lender, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of Section 9.5(b), (ii) by way of participation in accordance with the provisions of Section 9.5(d), or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 9.5(e) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent permitted in Section 9.5(d) and, to the extent expressly contemplated hereby, the Related Parties of each of Administrative Agent and Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(b)    Assignments by Lenders. Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and Pro Rata Share of the Loan at the time owing to it); provided that any such assignment shall be subject to the following conditions:
(i)    Minimum Amounts.
(A)    in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and Pro Rata Share of the Loan at the time owing to it or contemporaneous assignments to related Approved Funds that equal at least the amount specified in Section 9.5(b)(i)(B) in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and
(B)    in any case not described in Section 9.5(b)(i)(A), the aggregate amount of the Commitment (which for this purpose includes the Pro Rata Share of the Loan outstanding) or, if the Commitment is not then in effect, the principal outstanding Pro Rata Share of the Loan that is subject to each such assignment, determined as of the date the “Effective Date” specified in the Assignment and

Assumption, shall not be less than $10,000,000 unless each of Administrative Agent and, so long as no Default has occurred and is continuing, Borrowers otherwise consent (each such consent not to be unreasonably withheld or delayed), and, with respect to the consent of Borrowers, shall be deemed given if Administrative Agent does not receive a written disapproval from Borrowers within five (5) Business Days after delivery of any request for consent.
Borrowers shall not be required to (a) execute any documents in connection with any such assignment that expand any of the obligations of Borrowers hereunder or under any of the other Loan Documents or create any additional covenants, representations or warranties of any Borrower hereunder or thereunder, or (b) provide any representations or warranties confirming the accuracy of any information or otherwise.
(ii)    Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to its Pro Rata Share of the Loan and the Commitment assigned.
(iii)    Required Consents. No consent shall be required for any assignment except to the extent required by Section 9.5(b)(i)(B) and, in addition:
(A)    the consent of Borrowers shall be required (such consent not to be unreasonably withheld or delayed; it being understood and agreed that it shall be reasonable for Borrowers to withhold their consent if, as a result of such assignment (X) Borrowers will be required to make additional payments in respect of Indemnified Taxes as provided in Section 2.1, (Y) Borrowers demonstrate to Administrative Agent’s reasonable satisfaction that, in the future, Borrowers will likely be required to make additional payments in respect of Indemnified Taxes as provided in Section 2.1, or (Z) any such assignment would result in a termination of any Swap Contract that Borrower or Guarantor is a party to; provided that Borrowers shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to Administrative Agent within five (5) Business Days after having received notice thereof, and provided, further, that Borrowers’ consent shall not be required during the primary syndication of the Loan to Wells Fargo Bank, National Association, and U.S. Bank, National Association), unless (1) a Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; and
(B)    the consent of Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required if such assignment is to a Person that is not a Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender.
(iv)    Assignment and Assumption. The parties to each assignment shall execute and deliver to Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided, however, that Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to Administrative Agent an Administrative Details Reply Form.
(v)    No Assignment to Certain Persons. No such assignment shall be made (A) to any Borrower, Guarantor or any other Person liable for any part of the Obligations or any of Affiliate or Subsidiary of the foregoing, (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), or (C) to a natural Person.
(vi)    Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of Borrower and Administrative Agent, the applicable Pro Rata Share of the Loan previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to Administrative Agent or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full Pro Rata Share of the Loan. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this Section 9.5(b), then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.
Subject to acceptance and recording thereof by Administrative Agent pursuant to Section 9.5(c), from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of this Agreement with respect to Borrowers’ obligations surviving termination of this Agreement); provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Upon request by Administrative Agent, each Borrower (at its expense to the extent that the expenses of Borrowers do not exceed $10,000) shall execute and deliver substitute Note(s) to Administrative Agent for the assignee, and, for partial assignments, the assignor in replacement of the assignor’s then-existing Note (each, a “Replacement Note”). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.5(b) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 9.5(d). For purposes of clarification and notwithstanding any provision to the contrary, if Borrowers’ expenses relating to a Replacement Note exceed $10,000, such expenses exceeding $10,000 shall be borne by the Lender or Lenders receiving replacement notes pro rata in accordance with such Lenders’ Pro Rata Shares.
(c)    Register. Administrative Agent, acting solely for this purpose as an agent of Borrowers (and such agency being solely for tax purposes), shall maintain at Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of Lenders, and the Commitments of, and the principal amount (and stated interest) of each Lender’s Pro Rata Share of the Loan owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and Borrowers, Administrative Agent and Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrowers and any Lender, at any reasonable time and from time to time upon reasonable prior written notice.
(d)    Participations. Any Lender may at any time, without the consent of, or notice to, any Borrower or Administrative Agent, sell participations to any Person (other than a natural Person, a Defaulting Lender, any Borrower, Guarantor or any Affiliate or Subsidiary of any Borrower or Guarantor) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or its Pro Rata Share of the Loan owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) Borrowers, Administrative Agent and Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 8.7 without regard to the existence of any participation.
Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the second proviso of Section 9.9 that affects such Participant. Each Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.1, 2.4 and 2.5 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 9.5(b) (it being understood that the documentation required under Section 2.1(e) shall be delivered to the Lender who sells the participation) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 9.5(b); provided that such Participant (A) agrees to be subject to the provisions of Sections 2.6 and 9.12 as if it were an assignee under Section 9.5(b) and (B) shall not be entitled to receive any greater payment under Section 2.1 or 2.4, with respect to any participation, than the Lender from whom it acquired the applicable participation would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at Borrowers’ written request, to use reasonable efforts to cooperate with

Borrowers to effectuate the provisions of Section 2.6 with respect to any Participant. To the extent permitted by Law, each Participant also shall be entitled to the benefits of Section 9.7 as though it were a Lender; provided that such Participant agrees to be subject to Section 9.8 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as an agent of Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amount (and stated interest) of each Participant’s interest in the Loan or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.
(e)    Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
9.6    Confidentiality. Administrative Agent and each Lender agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent requested by any regulatory authority; (c) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process; (d) to any other party to this Agreement; (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder; (f) subject to an agreement containing provisions substantially the same as those of this Section 9.6, to (i) any assignee of or participant in, pledgee of or assignee of a security interest in, or any prospective assignee of or participant in, or pledgee of or assignee of a security interest in, any of its rights or obligations under this Agreement, or (ii) any direct or indirect contractual counterparty or prospective counterparty (or such contractual counterparty’s or prospective counterparty’s professional advisor) to any Swap Transaction or credit derivative transaction relating to obligations of any Borrower or Guarantor; (g) with the consent of Borrowers; or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 9.6 or (ii) becomes available to Administrative Agent or any Lender on a nonconfidential basis from a source other than a Borrower. For the purposes of this Section 9.6, “Information” means all information received from any Borrower or Guarantor relating to any Borrower or Guarantor or their business, other than any such information that is available to Administrative Agent or any

Lender on a nonconfidential basis prior to disclosure by a Borrower or Guarantor; provided that in the case of information received from any Borrower or Guarantor after the Closing Date, such information is clearly identified in writing at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 9.6 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Administrative Agent and Lenders may disclose the existence of this Agreement and the other Loan Documents and information about this Agreement and the other Loan Documents to market data collectors, similar service providers to the lending industry, and service providers to Administrative Agent and Lenders in connection with the administration and management of this Agreement, the Loan and Loan Documents.
9.7    Set-off. In addition to any rights and remedies of Administrative Agent and Lenders provided by Law, upon the occurrence and during the continuance of any Default, Administrative Agent and, with the prior written consent of Administrative Agent, each Lender, is authorized at any time and from time to time, without prior written notice to Borrowers, any such notice being waived by each Borrower, to set-off and apply any and all deposits, general or special, time or demand, provisional or final, any time owing by Administrative Agent or Lenders hereunder or under any other Loan Document to or for the credit or the account of such parties to the Loan Documents against any and all Indebtedness, irrespective of whether or not Administrative Agent or Lenders shall have made demand under this Agreement or any other Loan Document and although such Indebtedness may be contingent or unmatured or denominated in a currency different from that of the applicable depositor indebtedness. Each Lender agrees promptly to notify any applicable Borrower and Administrative Agent after any such set off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set off and application.
9.8    Sharing of Payments. If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the portions of the Loan advanced by it, any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify Administrative Agent of such fact, and (b) purchase from the other Lenders such participations in the portions of the Loan made by them as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such portions of the Loan or such participations, as the case may be, pro rata with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender, such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender’s ratable share (according to the proportion of (i) the amount of such paying Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered without further interest thereon. Each Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by Law, exercise all of its rights of payment (including the right of set-off), but subject to Section 9.7 with respect to such participation as fully as if such Lender were the direct creditor of such Borrower in the amount of such participation. Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section 9.8 and will in each case notify Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section 9.8 shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased.
9.9    Amendments; Survival. Administrative Agent and Lenders shall be entitled to amend (whether pursuant to a separate intercreditor agreement or otherwise) any of the terms, conditions or agreements set forth in Article 8 or as to any other matter in the Loan Documents respecting payments to Administrative Agent or Lenders or the required number of Lenders to approve or disapprove any matter or to take or refrain from taking any action, without the consent of any Borrower or any other Person or the execution by any Borrower or any other Person of any such amendment or intercreditor agreement. Subject to the foregoing, Administrative Agent may amend or waive any provision of this Agreement or any other Loan Document, or consent to any departure by any party to the Loan Documents therefrom which amendment, waiver or consent is intended to be within Administrative Agent’s discretion or determination, or does not relate to a monetary or material non-monetary provision or term of the Loan Documents); provided, however, that otherwise no such amendment, waiver or consent shall be effective unless in writing, signed by the Required Lenders and any applicable Borrower or the applicable party to the Loan Documents, as the case may be, and acknowledged by Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; and provided, further, that no such amendment, waiver or consent shall:
(a)    extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 7.2), without the written consent of such Lender (it being understood that a waiver of a Default shall not constitute an extension or increase in any Lender’s Commitment);
(b)    postpone any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to Lenders (or any of them) hereunder or under any other Loan Document, without the written consent of each Lender directly affected thereby;
(c)    reduce the principal of, or the rate of interest specified herein on, any portion of the Loan, or any fees or other amounts payable hereunder or under any other Loan Document, without the written consent of each Lender directly affected thereby; provided, however, that Administrative Agent may waive any obligation of Borrowers to pay interest at the Default Rate and/or late charges for periods of up to thirty (30) days, and only the consent of the Required Lenders shall be necessary to waive any obligation of Borrowers to pay interest at the Default Rate or late charges thereafter, or to amend the definition of “Default Rate” or “late charges”;
(d)    change the percentage of the combined Commitments or of the aggregate unpaid principal amount of the Loan which is required for the Lenders or any of them to take any action hereunder, without the written consent of each Lender;

(e)    change the definition of “Pro Rata Share” or “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender;
(f)    amend this Section 9.9, or Section 9.8, without the written consent of each Lender;
(g)    permit the sale, transfer, pledge, mortgage or assignment of any Collateral or any direct or indirect interest in any Borrower, except as expressly permitted under the Loan Documents, without the written consent of each Lender;
(h)    transfer or release any lien on, or after foreclosure or other acquisition of title by Administrative Agent on behalf of the Lenders transfer or sell, any Collateral except as permitted in Section 8.10, without the prior written consent of each Lender; or
(i)    release the liability of any Borrower or any existing Guarantor without the written consent of each Lender, except as expressly provided for herein;
and provided, further, that no amendment, waiver or consent shall, unless in writing and signed by Administrative Agent in addition to the Lenders required above, affect the rights or duties of Administrative Agent under this Agreement or any other Loan Document. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender disproportionately adversely relative to other affected Lenders shall require the consent of such Defaulting Lender.
This Agreement shall continue in full force and effect until the Indebtedness is paid in full and all of Administrative Agent’s and Lenders’ obligations under this Agreement are terminated; and all representations and warranties and all provisions herein for indemnity of the Indemnitees, Administrative Agent and Lenders (and any other provisions herein specified to survive) shall survive the resignation or removal of Administrative Agent, any assignment of rights by, or the replacement of, any Lender, the termination of the Commitments, the termination of this Agreement and the repayment, satisfaction or discharge of all other Obligations.
9.10    Several Obligations; No Liability; No Release. Notwithstanding anything to the contrary set forth in this Agreement or any other Loan Document, (a) the obligations of Lenders hereunder to make Loan advances and to make payments pursuant to Sections 8.7 and 8.12 are several and not joint and (b) such obligations are and shall remain the several, and not joint, obligations of Lenders despite that certain of the Loan Documents now or hereafter may have been or will be executed only by or in favor of Administrative Agent in its capacity as such, and not by or in favor of Lenders. The failure of any Lender to make any Loan advance or to make any payment under Section 8.7 or 8.12 on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan advance or to make its payment under Section 8.7 or 8.12. Except as may be specifically provided in this Agreement, no Lender shall have any liability for the acts of any other Lender. No Lender shall be responsible to any Borrower or any other Person to take any action on behalf of another Lender hereunder or in connection with the financing contemplated herein. In furtherance of the foregoing, Lenders shall comply with their obligations under the Loan Documents, including the obligations to make payments pursuant to Sections 8.7 and 8.12 regardless of (i) the occurrence of any Default hereunder or under any Loan Document; (ii) any failure of consideration, absence of consideration, misrepresentation, fraud, or any other event, failure, deficiency, breach or irregularity of any nature whatsoever in the Loan Documents; or (iii) any bankruptcy, insolvency or other like event with regard to any Borrower or Guarantor. Such obligations of Lenders are in all regards independent of any claims between Administrative Agent and any Lender.
9.11    [Intentionally Omitted.]
9.12    Replacement of Lenders. If Borrowers are entitled to replace a Lender pursuant to the provisions of Section 2.6, or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then Borrowers may, so long as no Default has occurred and is continuing, at their sole expense and effort, upon notice to such Lender and Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 9.5), all of its interests, rights (other than its existing rights to payments pursuant to Sections 2.1 and 2.4) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:
(a)    Borrowers shall have paid to Administrative Agent the assignment fee (if any) specified in Section 9.5(b) and the other conditions set forth in Section 9.5(b) shall have been satisfied;
(b)    such Lender shall have received payment of an amount equal to the Principal Debt owing to it, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 2.5) from the assignee (to the extent of such Principal Debt and accrued interest and fees) or Borrowers (in case of all other amounts);
(c)    in the case of any such assignment resulting from a claim for compensation under Section 2.4 or payments required to be made pursuant to Section 2.1, such assignment will result in a reduction in such compensation or payments thereafter; and
(d)    such assignment does not conflict with applicable Laws; and
(e)    in the case of an assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling Borrowers to require such assignment and delegation cease to apply.
9.13    Further Assurances. Each Borrower will, upon Administrative Agent’s request, (a) promptly correct any defect, error or omission in any Loan Document; (b) execute, acknowledge, deliver, procure, record or file such further instruments and do such further acts as Administrative Agent deems reasonably necessary, reasonably desirable or reasonably proper to carry out the purposes of the Loan Documents and to identify and subject to the liens and security interest of the Loan Documents any property intended to be covered thereby, including any renewals, additions, substitutions, replacements, or appurtenances to any Property; (c) execute, acknowledge, deliver, procure, file or record any document or instrument Administrative Agent deems reasonably necessary, desirable, or proper to protect the liens or the security interest under the Loan Documents against the rights or interests of third persons; and (d) provide such certificates, documents, reports, information, affidavits and other instruments and do such further acts deemed reasonably necessary, reasonably desirable or reasonably proper by Administrative Agent or any Lender to comply with the requirements of any Governmental Authority having jurisdiction over Administrative Agent or such Lender. In addition, at any time, and from time to time, upon written request by Administrative Agent or, subject to the provisions of Section 4.8(e), any Lender, each Borrower will, at Borrowers’ expense, provide any and all further instruments, certificates and other documents as may, in the reasonable opinion of Administrative Agent or such Lender, be reasonably necessary or reasonably desirable in order to verify any Borrower’s identity and background in a manner reasonably satisfactory to Administrative Agent or such Lender.
9.14    Inducement to Lenders. The representations, warranties, covenants, and agreements contained in this Agreement and the other Loan Documents (a) are made to induce Lenders to make the Loan and extend any other credit to or for the account of Borrowers pursuant hereto, and Administrative Agent and Lenders are relying thereon, and will continue to rely thereon, and (b) shall survive any foreclosure, any conveyance in lieu of foreclosure, or any proceedings under any Debtor Relief Law involving any Borrower, Guarantor or any Property.
9.15    Forum. Each Borrower hereby irrevocably submits generally and unconditionally for itself and in respect of its property to the non-exclusive jurisdiction of any state court, or any United States federal court, sitting in the State specified in Section 9.2 of this Agreement and to the non-exclusive jurisdiction of any state court or any United States federal court, sitting in the state in which any Property is located, over any suit, action or proceeding arising out of or relating to this Agreement, the other Loan Documents or the Obligations. Each Borrower hereby irrevocably waives, to the fullest extent permitted by Law, any objection that they may now or hereafter have to the laying of venue in any such court and any claim that any such court is an inconvenient forum. Each Borrower hereby agrees and consents that, in addition to any methods of service of process provided for under applicable Law, all service of process in any such suit, action or proceeding in any state court, or any United States federal court, sitting in the state specified in Section 9.2 may be made by certified or registered mail, return receipt requested, directed to such party at its address for notice stated in the Loan Documents, or at a subsequent address of which Administrative Agent received actual notice from Borrowers in accordance with the Loan Documents, and service so made shall be complete five (5) days after the same shall have been so mailed. Nothing herein shall affect the right of Administrative Agent to serve process in any manner permitted by Law or limit the right of Administrative Agent to bring proceedings against any party in any other court or jurisdiction.
9.16    Interpretation. References to Articles, Sections, and Exhibits are, unless specified otherwise, references to articles, sections and exhibits of this Agreement. Captions and headings in the Loan Documents are for convenience only and shall not affect the construction of the Loan Documents. All references (a) to the Loan Documents are to the same as extended, amended, restated, supplemented or otherwise modified from time to time unless expressly indicated otherwise, and (b) to any Land, any Improvements or any Property shall mean all or any portion of each of the foregoing, respectively. References to “Dollars,” “$,” “money,” “payments” or other similar financial or monetary terms are references to lawful money of the United States of America. Words of any gender shall include each other gender. Words in the singular shall include the plural and words in the plural shall include the singular. References to any Borrower or Guarantor shall mean, each Person comprising same, jointly and severally. The words “herein,” “hereof,” “hereunder” and other similar compounds of the word “here” shall refer to this entire Agreement (including the attached exhibits) and not to any particular Article, Section, paragraph or provision. The terms “agree” and “agreements” mean and include “covenant” and “covenants”. The words “include” and “including” shall be interpreted as if followed by the words “without limitation”.
9.17    No Partnership, etc. The relationship between Lenders (including Administrative Agent) and each Borrower is solely that of lender and borrower. Neither Administrative Agent nor any Lender has any fiduciary or other special relationship with or duty to any Borrower and none is created by the Loan Documents. Nothing contained in the Loan Documents, and no action taken or omitted pursuant to the Loan Documents, is intended or shall be construed to create any partnership, joint venture, association, or special relationship between any Borrower and Administrative Agent or any Lender or in any way make Administrative Agent or any Lender a co-principal with any Borrower with reference to any Property or otherwise. In no event shall Administrative Agent’s or Lenders’ rights and interests under the Loan Documents be construed to give Administrative Agent or any Lender the right to control, or be deemed to indicate that Administrative Agent or any Lender is in control of, the business, properties, management or operations of any Borrower.
9.18    Commercial Purpose. Each Borrower warrants that the Loan is being made solely to acquire or carry on a business or commercial enterprise, and/or Borrower is a business or commercial organization. Each Borrower further warrants that all of the proceeds of the Loan shall be used for commercial purposes and stipulates that the Loan shall be construed for all purposes as a commercial loan, and is made for other than personal, family, household or agricultural purposes.
9.19    Usury. It is expressly stipulated and agreed to be the intent of each Borrower, Administrative Agent and Lenders at all times to comply with applicable state Law or applicable United States federal Law (to the extent that it permits a Lender to contract for, charge, take, reserve, or receive a greater amount of interest than under state Law) and that this Section 9.19 shall control every other covenant and agreement in this Agreement, the Notes and the other Loan Documents.

If applicable state or federal Law should at any time be judicially interpreted so as to render usurious any amount called for under any of the Loan Documents, or contracted for, charged, taken, reserved, or received with respect to the Loan, or if Administrative Agent’s exercise of the option to accelerate the Maturity Date, or if any prepayment by Borrowers results in Borrowers’ having paid any interest in excess of that permitted by applicable Law, then it is Administrative Agent’s and each Lender’s express intent that all excess amounts theretofore collected by Administrative Agent or any Lender shall be credited on the Principal Debt and all other Indebtedness and the provisions of the Loan Documents shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable Law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Lenders for the use, forbearance, or detention of the Loan shall, to the extent permitted by applicable Law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan until payment in full so that the rate or amount of interest on account of the Loan does not exceed the maximum lawful rate from time to time in effect and applicable to the Loan for so long as the Loan is outstanding.
9.20    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING OR ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES, THE DEED OF TRUST, OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO HEREBY: (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT, OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (b) ACKNOWLEDGES THAT THIS WAIVER AND THE PROVISIONS OF THIS SECTION WERE A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THE LOAN DOCUMENTS; (c) CERTIFIES THAT THIS WAIVER IS KNOWINGLY, WILLINGLY, AND VOLUNTARILY MADE; (d) AGREES AND UNDERSTANDS THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH PROCEEDING OR ACTION, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS OR ANY OTHER AGREEMENT, AND FURTHER AGREES THAT SUCH PARTY SHALL NOT SEEK TO CONSOLIDATE ANY SUCH PROCEEDING OR ACTION WITH ANY OTHER PROCEEDING OR ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED; (e) AGREES THAT BORROWER, ADMINISTRATIVE AGENT AND LENDER ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING OR ACTION AS CONCLUSIVE EVIDENCE OF THIS WAIVER OF JURY TRIAL; AND (f) REPRESENTS AND WARRANTS THAT SUCH PARTY HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL

SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.
9.21    Service of Process. Each Borrower hereby irrevocably designates and appoints Todd Smith as such Borrower’s authorized agent to accept and acknowledge on such Borrower’s behalf service of any and all process that may be served in any suit, action, or proceeding instituted in connection with the Loan in any state or federal court sitting in the State of California. If such agent shall cease so to act, each Borrower shall irrevocably designate and appoint without delay another such agent reasonably satisfactory to Administrative Agent and shall promptly deliver to Administrative Agent evidence in writing of such agent’s acceptance of such appointment and its agreement that such appointment shall be irrevocable.
Each Borrower hereby consents to process being served in any suit, action, or proceeding instituted in connection with the Loan by (a) the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to such Borrower and (b) serving a copy thereof upon the agent hereinabove designated and appointed by each Borrower as such Borrower’s agent for service of process. Each Borrower irrevocably agrees that such service shall be deemed to be service of process upon such Borrower in any such suit, action, or proceeding. Nothing herein or in any other Loan Document shall (i) affect the right of Administrative Agent to serve process in any manner otherwise permitted by Law or (b) limit the right of Administrative Agent on behalf of the Lenders otherwise to bring proceedings against any Borrower in the courts of any jurisdiction or jurisdictions.
9.22    No Delays; Defaults. No delay or omission of Administrative Agent or Lenders to exercise any right, power or remedy accruing upon the happening of a Default shall impair any such right, power or remedy or shall be construed to be a waiver of any such Default or any acquiescence therein. No delay or omission on the part of Administrative Agent or Lenders to exercise any option for acceleration of the maturity of the Indebtedness, or for foreclosure of any Security Instrument following any Default as aforesaid, or any other option granted to Administrative Agent and Lenders hereunder in any one or more instances, or the acceptances by Administrative Agent or Lenders of any partial payment on account of the Obligations, shall constitute a waiver of any such Default, and each such option shall remain continuously in full force and effect. No remedy herein conferred upon or reserved to Administrative Agent and/or Lenders is intended to be exclusive of any other remedies provided for in any Note or any of the other Loan Documents, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder, or under any Note or any of the other Loan Documents, or now or hereafter existing at Law or in equity or by statute. Every right, power and remedy given to Administrative Agent and Lenders by this Agreement, any Note or any of the other Loan Documents shall be concurrent, and may be pursued separately, successively or together against any Borrower, Guarantor, any other Person liable for any part of the Obligations, any Property, or any other Collateral, and every right, power and remedy given by this Agreement, any Note or any of the other Loan Documents may be exercised from time to time as often as may be deemed expedient by the Required Lenders. No application of payments will cure any Default, or prevent acceleration, or continued acceleration, of amounts payable under the Loan Documents, or prevent the exercise, or continued exercise, of rights or remedies of Administrative Agent and Lenders hereunder or thereunder or at Law or in equity.

9.23    USA Patriot Act; KYC Notice. Each Lender that is subject to the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”) and the regulations implemented by the U.S. Treasury’s Financial Crimes Enforcement Network (“FinCen”) under the Bank Secrecy Act (“Additional KYC Regulations”) and Administrative Agent (for itself and not on behalf of any Lender) hereby notify Borrower that pursuant to the requirements of the Patriot Act and the Additional KYC Regulations, they are required to obtain, verify and record information that identifies any Borrower. Such information includes, but is not limited to, the name and address of such Borrower and a list of individuals, if any, who own directly or indirectly at least twenty-five percent (25%) of such Borrower (or such lesser equity interest as may be required by applicable Law or as may be reasonably required by the internal policy of any Lender or Administrative Agent), the identification of one individual who manages and Controls such Borrower, organizational information on the ultimate parent of such Borrower, and such other documentation and information that will allow each Lender and Administrative Agent, as applicable, to identify such Borrower in accordance with the Patriot Act and Additional KYC Regulations. Each Borrower shall, promptly following a request by Administrative Agent or any Lender, provide all documentation and other information that Administrative Agent or such Lender reasonably requests in order to comply with its internal policy and its ongoing obligation under “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and the Additional KYC Regulations.
9.24    Entire Agreement. The Loan Documents constitute the entire understanding and agreement between and among Borrowers, Administrative Agent and Lenders with respect to the transactions arising in connection with the Loan, and supersede all prior written or oral understandings and agreements between and among Borrowers, Administrative Agent and Lenders with respect to the matters addressed in the Loan Documents. In particular, and without limitation, the terms of any commitment letter, letter of intent or quote letter by Administrative Agent or any Lender to make the Loan are merged into the Loan Documents. Neither Administrative Agent nor any Lender has made any commitments to extend the term of the Loan past its stated maturity date or to provide any Borrower with financing except as set forth in the Loan Documents. Except as incorporated in writing into the Loan Documents, there are not, and were not, and no Persons are or were authorized by Administrative Agent or any Lender to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the matters addressed in the Loan Documents.
EACH BORROWER FURTHER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING BROUGHT BY OR ON BEHALF OF ADMINISTRATIVE AGENT OR LENDERS WITH RESPECT TO THIS AGREEMENT, THE NOTES OR OTHERWISE IN RESPECT OF THE LOAN, ANY AND EVERY RIGHT SUCH BORROWER MAY HAVE TO (X) INJUNCTIVE RELIEF, (Y) INTERPOSE ANY COUNTERCLAIM THEREIN, OTHER THAN A COMPULSORY COUNTERCLAIM, AND (Z) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING. NOTHING CONTAINED IN THE IMMEDIATELY PRECEDING SENTENCE SHALL PREVENT OR PROHIBIT BORROWER FROM INSTITUTING OR MAINTAINING A SEPARATE ACTION AGAINST LENDER WITH RESPECT TO ANY ASSERTED CLAIM.

9.25    Limitation on Liability. To the fullest extent permitted by applicable Law, no Borrower shall assert, and each Borrower hereby waives, and acknowledges that no other Person shall have, any claim against any Indemnitee, on any theory of liability, for special, indirect, incidental, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, the Loan or the use of the proceeds thereof. No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction.
9.26    Third Parties; Benefit. All conditions to the obligation of Lenders or Administrative Agent to make advances hereunder are imposed solely and exclusively for the benefit of Lenders, Administrative Agent and their assigns and no other Persons shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lenders or Administrative Agent will refuse to make advances in the absence of strict compliance with any or all thereof and no other Person shall, under any circumstances, be deemed to be the beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Lenders or Administrative Agent at any time in the sole and absolute exercise of their discretion. Subject to Section 8.14, the provisions of this Agreement and, except to the extent expressly set forth therein, each other Loan Document, are for the sole benefit of Administrative Agent, Lenders and each Borrower, and no other Person shall have any right or cause of action on account thereof or interest therein.
9.27    Other Transactions. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each Borrower acknowledges and agrees, and acknowledges Guarantor’s and each Borrower’s other Affiliates’ understanding, that: (a) (i) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Arranger, and the Lenders are arm’s-length commercial transactions between Borrowers, Guarantor and their respective Affiliates, on the one hand, and Administrative Agent, the Arranger, and the Lenders, on the other hand, (ii) each Borrower and Guarantor has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (iii) each Borrower and Guarantor is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (b) (i) Administrative Agent, the Arranger and each Lender is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for any Borrower, Guarantor or any of their respective Affiliates, or any other Person and (ii) neither Administrative Agent, the Arranger, nor any Lender has any obligation to any Borrower, Guarantor or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (c) Administrative Agent, the Arranger, the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of Borrowers, Guarantor and their respective Affiliates, and neither Administrative Agent, the Arranger, nor any Lender has any obligation to disclose any of such interests to any Borrower, Guarantor or any of their respective Affiliates. To the fullest extent permitted by law, each Borrower and Guarantor hereby waives and releases any claims that it may have against Administrative Agent, the Arranger or any Lender with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.
9.28    Limited Recourse Provision. Neither Administrative Agent nor any Lender shall have any recourse against, nor shall there be any personal liability to, the members of any Borrower, or to any shareholders, members, partners, beneficial interest holders or any other entity or person in the ownership (directly or indirectly) of any Borrower with respect to the obligations of any Borrower and Guarantor under the Loan. For purposes of clarification, in no event shall the above language limit, reduce or otherwise affect any Borrower's liability or obligations under the Loan Documents, Guarantor’s liability or obligations under the Guaranty, or Administrative Agent’s and each Lender’s right to exercise any rights or remedies against any collateral securing the Loan.
9.29    Releases and Reconveyances of Properties.
(a)    At the request of a Borrower, which request shall be delivered to Administrative Agent in writing not less than thirty (30) days prior to the date of any proposed release or reconveyance (or, if such release or reconveyance is requested in connection with a substitution of an Add-On Property for the released Property, such period of time as is reasonably required for Administrative Agent and the Required Lenders to confirm that all of the conditions precedent to the inclusion of such Add-On Property in the Collateral have been satisfied in accordance with Section 9.30, below) Administrative Agent shall promptly issue a release or reconveyance (as applicable) from the lien of a Security Instrument the entirety of the Property encumbered thereby so long as all of the following conditions are satisfied at the time of, and with respect to, the release or reconveyance:
(i)    No Default or Potential Default shall have occurred and be continuing;
(ii)    Administrative Agent shall have been paid, in immediately available funds, the cost of preparing and delivering the release or reconveyance and of any title insurance endorsements reasonably required by Administrative Agent (to the extent available); and
(iii)    Administrative Agent shall have been paid, in immediately available funds (which funds may be Borrowers’ own funds and not necessarily proceeds from the sale or other transfer of the applicable Property), for the ratable benefit of Lenders, the Release Price for the applicable Property being released, provided, however, that no such Release Price shall be required in connection with the substitution of such released Property with an Add-On Property pursuant to Section 9.30, below, where (A) the value of such Add-On Property (as determined by the appraisal delivered pursuant to Section 9.30) is sufficient to maintain the applicable Loan-to-Value requirement set forth in the definition of Release Price, and (B) the Net Operating Income applicable to such Add-On Property for the Calculation Period ending on the then most recent Test Date is sufficient to achieve the applicable Ongoing Debt Service Coverage Requirement set forth in the definition of Release Price; and
(iv)    If such release or reconveyance is requested in connection with a substitution of an Add-On Property for the released Property, all conditions precedent to the inclusion of such Add-On Property in the Collateral in accordance with Section 9.30 below shall have been satisfied; and
(v)    After giving effect to the release of such Property, no fewer than two (2) Properties shall remain encumbered by the lien of the Security Instruments.
(b)    Any Release Price received by Administrative Agent under this Section 9.29 shall be applied to reduce the outstanding principal balance of the Loan in accordance with Section 1.5. If Administrative Agent accepts any payment or issues any release or reconveyance, that shall not affect Borrowers’ obligation to repay all amounts which are owing under the Loan Documents or secured by a Security Instrument on the remaining Property which is not released or reconveyed. If Administrative Agent does not require satisfaction of all of the conditions described above before releasing any Property from the lien of a Security Instrument, that alone shall not be a waiver of such conditions with respect to the release of any additional Property, and Administrative Agent reserves the right to require their satisfaction in full before releasing any additional Property from the lien of a Security Instrument.
(c)    Notwithstanding anything to the contrary in this Agreement or the other Loan Documents, if after giving effect to the release of any Property the Borrower that was the owner of such released Property does not then own any other Property, then such Borrower shall be unconditionally and automatically released from any and all further liability under this Agreement or the other Loan Documents, and Administrative Agent agrees to provide such Borrower, upon request, written evidence of such release concurrently with the release or reconveyance of the applicable Security Instrument; provided, however, the release of such Borrower’s obligations under the Environmental Agreement executed by such Borrower shall be subject to the provisions of Section 7 of such Environmental Agreement.
(d)    Notwithstanding anything to the contrary in this Agreement or the other Loan Documents, upon repayment, in full, of the outstanding principal balance of the Loan, all accrued and unpaid interest thereon, and all other amounts then due and payable under the terms of this Agreement or any of the other Loan Documents (the “Payoff”), then Borrowers shall be unconditionally and automatically released from any and all further liability under this Agreement or the other Loan Documents (other than the obligation, if any, under Section 9.1 to indemnify Administrative Agent and Lenders with respect to any action, cause of action or other claim for any Indemnified Liability asserted against any Borrower in writing on or prior to the date of the Payoff), and Administrative Agent agrees to provide Borrowers, upon request, written evidence of such release concurrently with the Payoff; provided, however, the release of each Borrower’s obligations under the Environmental Agreement executed by such Borrower shall be subject to the provisions of Section 7 of such Environmental Agreement.

9.30    Additions/Substitutions of Properties to the Collateral. Borrowers may request, at any time and from time to time, to add any property owned in fee or leased pursuant to a ground lease by an Eligible Entity (each such property, an “Add-On Property”) to the Collateral and to join such Eligible Entity as a Borrower hereunder, subject to satisfaction of each of the following conditions precedent (in addition to those in any other applicable provision hereof):
(a)    There shall exist no Default or Potential Default; and
(b)    Administrative Agent shall have received and approved all of the following:
(i)    A Joinder Agreement in the form attached hereto as Exhibit “M”, executed by the Eligible Entity and all Borrowers then a party to this Agreement;
(ii)    A Security Instrument encumbering such Add-On Property in the appropriate form based on the jurisdiction in which the Add-On Property is located, executed by the Eligible Entity in favor of Administrative Agent for its benefit and the benefit of the Lenders, in form and substance substantially similar to the form of the Security Instruments executed and delivered on the Closing Date;
(iii)    An Environmental Agreement covering such Add-On Property executed by the Eligible Entity in favor of Administrative Agent for its benefit and the benefit of the Lenders, in form and substance substantially similar to the form of the Environmental Agreements executed and delivered on the Closing Date;
(iv)    A UCC-1 Financing Statement covering any and all personal property included in the Add-On Property; and
(v)    Such other documents, instruments and agreements relating to the Add-On Property that Administrative Agent may reasonably require; and
(c)    After giving effect to the inclusion of the Add-On Property in the Collateral, the Ongoing Debt Service Coverage Ratio as of the most recent Test Date shall be no less than 1.30:1.00 (calculated to include the Net Operating Income attributable to such Add-On Property and any increase in the Aggregate Commitments permitted by Lenders in accordance with Section 1.3.5); and
(d)    After giving effect to the inclusion of the Add-On Property in the Collateral (and any increase in the Aggregate Commitments permitted by Lenders in accordance with Section 1.3.5), the Loan-to-Value Ratio of all the Properties shall be not more than sixty-five percent (65%) (based upon the appraisal for the Add-On Property obtained pursuant to clause (f), below, and the most recent appraisals of the existing Properties, which appraisals must be dated no earlier than six (6) months prior to the date of the proposed addition); and
(e)    The Security Instrument encumbering the Add-On Property shall be a valid lien upon such Add-On Property and be prior and superior to all other Liens thereon except the Permitted Liens, and Administrative Agent shall have received Title Insurance insuring the Lien of the Security Instrument that encumbers the Add-On Property that complies with the requirements of Section 8 of Exhibit “C”; and

(f)    Administrative Agent shall have received and approved the following, each in Administrative Agent’s reasonable discretion: (i) a written appraisal for the Add-On Property; (ii) evidence of the insurance coverage required under this Agreement with respect to the Add-On Property; (iii) a flood certification with respect to the Add-On Property and completion Administrative Agent’s and each Lender’s internal flood compliance procedures; (iv) a physical condition report with respect to the Add-On Property, (v) a zoning condition report with respect to the Add-On Property, (vi) a phase-1 environmental site assessment (and, if recommended therein, a phase-2 environmental site assessment) with respect to the Add-On Property; and (vii) if reasonably requested by Administrative Agent, any seismic reports relating to the Add-On Property; and
(g)    Administrative Agent shall have received evidence that the Eligible Entity is in good standing in its state of formation and states where it conducts business; and
(h)    Administrative Agent shall have received and approved organizational documents, resolutions, certificates and consents with respect the Eligible Entity and such other related entities as Administrative Agent may reasonably require, including, without limitation, a certification as to the Eligible Entity’s tax identification number; and
(i)    Borrowers have delivered to Administrative Agent, at Borrowers’ expense, an opinion (or opinions) of legal counsel in form and content reasonably satisfactory to Administrative Agent to the effect that: (i) upon due authorization, execution and recordation or filing as may be specified in the opinion, each of the Loan Documents to which it is a party shall be legal, valid and binding instruments, enforceable against the Eligible Entity in accordance with their respective terms, except as may be limited by (1) bankruptcy, insolvency, or other similar laws affecting the rights of creditors generally, and (2) general principles of equity (regardless of whether considered in a proceeding in equity or at law); (ii) the Eligible Entity is duly formed and has all requisite authority to enter into the Loan Documents to which it is a party; and (iii) as to such other matters, incident to the transactions contemplated hereby, as Administrative Agent may reasonably request; and
(j)    Administrative Agent shall have received a current survey of the Add-On Property, certified to Administrative Agent and the Title Company, showing the boundaries of the Add-On Property by courses and distances, together with corresponding metes and bounds description, the actual or proposed location of all improvements, encroachments and restrictions, the location and width of all easements, utility lines, rights-of-way and building set-back lines, and notes referencing book and page numbers for the instruments granting same; and
(k)    Administrative Agent shall have received and approved updated “tie-in” endorsements to all existing Title Insurance which shall include a reference to the Title Insurance to be issued in connection with the Add-On Property, if available; and
(l)    Administrative Agent shall have received and approved any ground lease affecting the Add-On Property and a ground lessor estoppel from the ground lessor under such ground lease; and

(m)    To the extent required by Administrative Agent, the Eligible Entity shall have delivered to Administrative Agent fully executed and acknowledged subordination, non-disturbance and attornment agreements, in form and content reasonably satisfactory to Administrative Agent, with respect to such Leases of spaces in the Add-On Property as Administrative Agent may require; and
(n)    The Eligible Entity shall have delivered to Administrative Agent tenant estoppel certificates from tenants under Leases covering in the aggregate at least 75% of the square footage for the Add-On Property; and
(o)    Administrative Agent shall have received and approved litigation, judgment, tax lien and bankruptcy searches for the Eligible Entity and such other Affiliates of the Eligible Entity as Administrative Agent shall reasonably determine;
(p)    Administrative Agent shall have received and approved such other due diligence information relating to the Eligible Entity or the Add-On Property as Administrative Agent may reasonably require; and
(q)    Administrative Agent shall have received the consent of the Required Lenders and the Arrangers to the inclusion of the Add-On Property in the Collateral, which consent shall be in each Required Lender’s and each Arranger’s sole and absolute discretion.
9.31    Additional Representations.
(a)    On each date on which a Swap Transaction is entered into, each Borrower will be deemed to represent to Administrative Agent and Lenders that such Borrower is a Qualified ECP Borrower (or if any Affiliate of any Borrower entered into such Swap Transaction, that each such Affiliate is a Qualified ECP Borrower (assuming for this purpose only that such Affiliate was a “Borrower” hereunder).
(b)    On each date on which a Swap Transaction is entered into, each guarantor, if any, of any such Borrower’s (or any such Affiliate’s) Swap Obligations that are included as part of the indebtedness and/or obligations the payment and/or performance of which are guaranteed by such guarantor is an “eligible contract participant,” as such term is defined in the Commodity Exchange Act.
9.32    Co-Borrowers.
(a)    Each Borrower agrees that it is jointly and severally liable to Administrative Agent and Lenders for the payment or performance of all Obligations, and that such liability is independent of the obligations of the other Borrowers and shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code or any comparable provisions of any similar federal or state law. Administrative Agent and Lenders may bring an action against any Borrower, whether an action is brought against the other Borrowers.

(b)    Each Borrower agrees that any release which may be given by Administrative Agent or any Lender to any other Borrower will not release such Borrower from its obligations under this Agreement or any of the other Loan Documents.
(c)    Each Borrower waives any right to assert against Administrative Agent or any Lender any defense, setoff, counterclaim or claim that such Borrower may have against any other Borrower or any other party liable to Administrative Agent or any Lender for the obligations of the Borrowers under this Agreement or any of the other Loan Documents.
(d)    Each Borrower agrees that it is solely responsible for keeping itself informed as to the financial condition of the other Borrowers and of all circumstances which bear upon the risk of nonpayment. Each Borrower waives any right it may have to require Administrative Agent or any Lender to disclose to such Borrower any information that Administrative Agent or any Lender may now or hereafter acquire concerning the financial condition of the other Borrowers.
(e)    Each Borrower waives all rights to notices of default or nonperformance by any other Borrower under this Agreement and the other Loan Documents. Each Borrower further waives all rights to notices of the existence or the creation of new indebtedness by any other Borrower.
(f)    Regardless of whether Administrative Agent or any Lender may have recovered any amounts owing under any of the Loan Documents against a Borrower, each hereby waives, to the extent permitted by applicable law: (i) all rights of subrogation, all rights of indemnity, and any other rights to collect reimbursement or contribution from any other Borrower or any other party for any recovery by Administrative Agent against such Borrower, whether contractual or arising by operation of law (including the United States Bankruptcy Code or any successor or similar statute) or otherwise (collectively, “Reimbursement Rights”), (ii) all rights to enforce any remedy that Administrative Agent or any Lender may have against any other Borrower, and (iii) all rights to participate in any security now or later to be held by Administrative Agent for the Obligations. To the extent a Borrower’s waiver of Reimbursement Rights is found by a court of competent jurisdiction to be void or voidable for any reason, any Reimbursement Rights such Borrower may have against any other Borrower or any collateral or security shall be junior and subordinate to any rights Administrative Agent may have against such Borrower and to all right, title and interest Administrative Agent may have in any such collateral or security. If any amount should be paid to a Borrower on account of any Reimbursement Rights at any time when any the Obligations have not been paid in full, such amount shall be held in trust for Administrative Agent and shall immediately be paid over to Administrative Agent to be credited and applied against the Obligations, whether matured or unmatured, in accordance with the terms of this Agreement. The covenants and waivers of each Borrower set forth in this Section 9.32(f) shall be effective until all of the Obligations have been paid and performed in full and are made solely for the benefit of Administrative Agent and Lenders.
(g)    Each Borrower waives any rights and defenses described in Section 2856(a) of the California Civil Code that are or may become available to such Borrower, including, without limitation, any rights and defenses by reason of Sections 2787 to 2855, inclusive, of the California Civil Code.

(h)    Each Borrower waives all rights and defenses that such Borrower may have because any of the Obligations may be secured by real property other than the Property of such Borrower. This means, among other things:
(i)    Administrative Agent or any Lender may collect from such Borrower (including enforcing against such Borrower the Security Instrument delivered by such Borrower) without first foreclosing on any real or personal property collateral pledged by any other Borrower;
(ii)    If Administrative Agent forecloses on any real property collateral pledged by any Borrower:
(A)    The amount of the Obligations may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.
(B)    Administrative Agent or any Lender may collect from such Borrower (including enforcing against such Borrower the Security Instrument delivered by such Borrower) even if Administrative Agent or any Lender, by foreclosing on the real property collateral pledged by any other Borrower, has destroyed any right a Borrower may have to collect from another Borrower.
This Section 9.32(h) is an unconditional and irrevocable waiver of any rights and defenses each Borrower may have because any of the Obligations may be secured by real property other than the Property hereby encumbered. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.
(i)    Without limiting the generality of the foregoing Section 9.32(h), each Borrower understands and acknowledges that if Administrative Agent or any Lender forecloses judicially or nonjudicially against any real property securing any of the Obligations other than the Property of such Borrower, that foreclosure could impair or destroy any ability that such Borrower may have to seek reimbursement, contribution or indemnification from any other Borrower or others based on any Reimbursement Right such Borrower may have for any recovery by Administrative Agent under the Security Instrument encumbering the Property of such Borrower. Each Borrower further understands and acknowledges that in the absence of this Section 9.32, such potential impairment or destruction of such Borrower’s rights, if any, may entitle such Borrower to assert a defense to such Borrower’s obligations under the Loan Documents to which such Borrower is a party based on Section 580d of the California Code of Civil Procedure as interpreted in Union Bank v. Gradsky, 265 Cal.App.2d 40 (1968). By executing this Agreement, each Borrower freely, irrevocably and unconditionally: (i) waives and relinquishes that defense and agrees that such Borrower will be fully liable under this Agreement and the other Loan Documents to which such Borrower is a party even though Administrative Agent or any Lender may foreclose judicially or nonjudicially against any real property security for the Obligations other than the Property of such Borrower; (ii) agrees that such Borrower will not assert that defense in any action or proceeding which Administrative Agent or any Lender may commence to enforce the Security Instrument encumbering the Property of such Borrower; (iii) acknowledges and agrees that the rights and defenses waived by such Borrower under this Agreement include any right or defense that such Borrower may have or be entitled to assert based upon or arising out of any one or more of Sections 580a, 580b, 580d or 726 of the California Code of Civil Procedure or Section 2848 of the California Civil Code; and (iv) acknowledges and agrees that Administrative Agent and each Lender is relying on this waiver in extending credit to Borrowers, and that this waiver is a material part of the consideration which Administrative Agent and each Lender is receiving for extending such credit to Borrowers.
(j)    Each Borrower waives any right or defense it may have at law or equity, including California Code of Civil Procedure Section 580a, to a fair market value hearing or action to determine a deficiency judgment after a foreclosure of any property other than the Property of such Borrower.
(k)    Until all obligations of Borrowers under this Agreement and the other Loan Documents have been paid or otherwise performed in full, each Borrower waives any right of subrogation, reimbursement, indemnification and contribution (contractual, statutory or otherwise), including any claim or right of subrogation under the Bankruptcy Code or any successor statute, that such Borrower may now or hereafter have against any other Borrower with respect to the Obligations. Each Borrower waives any right to enforce any remedy which Administrative Agent or any Lender now has or may hereafter have against any other Borrower, and waives any benefit of, and any right to participate in, any security now or hereafter held by Administrative Agent or Lenders.
(l)    Each Borrower hereby waives any election of remedies by Administrative Agent or any Lender that impairs any subrogation or other right of such Borrower to proceed against any other Borrower or other person, including any loss of rights resulting from any applicable anti deficiency laws relating to nonjudicial foreclosures of real property or other laws limiting, qualifying or discharging obligations or remedies.
9.33    Intentionally Omitted.
9.34    Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and
(b)    the effects of any Bail-in Action on any such liability, including, if applicable;
(i)    a reduction in full or in part or cancellation of any such liability;

(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, THIS LOAN AGREEMENT IS DULY EXECUTED AND DELIVERED AS OF THE DATE FIRST ABOVE WRITTEN.
KBSIII 60 SOUTH SIXTH STREET, LLC,
a Delaware limited liability company

By:    KBSIII REIT ACQUISITION VII, LLC,
a Delaware limited liability company,
its sole member

By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:     /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

Organizational Identification Number: DE 5271236

Borrower’s Address for Notices:

KBSIII 60 SOUTH SIXTH STREET, LLC
c/o KBS Capital Advisors LLC
800 Newport Center Drive, Suite 700
Newport Beach, California 92660
Attn: Gio Cordoves
Telephone: (949) 797-0324
Electronic Mail: gcordoves@kbs.com

and

c/o KBS Capital Advisors LLC
800 Newport Center Drive, Suite 700
Newport Beach, California 92660
Attn: Todd Smith
Telephone: (949) 797-0338
Electronic Mail: tsmith@kbs.com
With a copy to: Greenberg Traurig LLP 3161 Michelson Drive, Suite 1000 Irvine, California 92612 Attn: Bruce Fischer Telephone: (949) 732-6670 Electronic Mail: fischerb@gtlaw.com
[Signatures continue on following page.]

KBSIII PRESTON COMMONS, LLC,
a Delaware limited liability company

By:    KBSIII REIT ACQUISITION IX, LLC,
a Delaware limited liability company,
its sole member

By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:     /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

Organizational Identification Number: DE 5335558

Borrower’s Address for Notices:

KBSIII PRESTON COMMONS, LLC
c/o KBS Capital Advisors LLC
800 Newport Center Drive, Suite 700
Newport Beach, California 92660
Attn: Gio Cordoves
Telephone: (949) 797-0324
Electronic Mail: gcordoves@kbs.com

and

c/o KBS Capital Advisors LLC
800 Newport Center Drive, Suite 700
Newport Beach, California 92660
Attn: Todd Smith
Telephone: (949) 797-0338
Electronic Mail: tsmith@kbs.com
With a copy to: Greenberg Traurig LLP 3161 Michelson Drive, Suite 1000 Irvine, California 92612 Attn: Bruce Fischer Telephone: (949) 732-6670 Electronic Mail: fischerb@gtlaw.com

[Signatures continue on following page.]

KBSIII STERLING PLAZA, LLC,
a Delaware limited liability company

By:    KBSIII REIT ACQUISITION VIII, LLC,
a Delaware limited liability company,
its sole member

By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:     /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

Organizational Identification Number: DE 5335562

Borrower’s Address for Notices:

KBSIII STERLING PLAZA, LLC
c/o KBS Capital Advisors LLC
800 Newport Center Drive, Suite 700
Newport Beach, California 92660
Attn: Gio Cordoves
Telephone: (949) 797-0324
Electronic Mail: gcordoves@kbs.com

and

c/o KBS Capital Advisors LLC
800 Newport Center Drive, Suite 700
Newport Beach, California 92660
Attn: Todd Smith
Telephone: (949) 797-0338
Electronic Mail: tsmith@kbs.com
With a copy to: Greenberg Traurig LLP 3161 Michelson Drive, Suite 1000 Irvine, California 92612 Attn: Bruce Fischer Telephone: (949) 732-6670 Electronic Mail: fischerb@gtlaw.com

[Signatures continue on following page.]

KBSIII ONE WASHINGTONIAN, LLC,
a Delaware limited liability company

By:    KBSIII REIT ACQUISITION X, LLC,
a Delaware limited liability company,
its sole member

By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:     /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

Organizational Identification Number: DE 5335559

Borrower’s Address for Notices:

KBSIII ONE WASHINGTONIAN, LLC
c/o KBS Capital Advisors LLC
3003 Washington Blvd., Suite 950
Arlington, Virginia 22201
Attn: Stephen Close
Telephone: (202) 552-7551
Electronic Mail: sclose@kbs.com

and

c/o KBS Capital Advisors LLC
800 Newport Center Drive, Suite 700
Newport Beach, California 92660
Attn: Todd Smith
Telephone: (949) 797-0338
Electronic Mail: tsmith@kbs.com
With a copy to: Greenberg Traurig LLP 3161 Michelson Drive, Suite 1000 Irvine, California 92612 Attn: Bruce Fischer Telephone: (949) 732-6670 Electronic Mail: fischerb@gtlaw.com

[Signatures continue on following page.]

KBSIII TOWERS AT EMERYVILLE, LLC,
a Delaware limited liability company

By:    KBSIII REIT ACQUISITION XXI, LLC,
a Delaware limited liability company,
its sole member

By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:     /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

Organizational Identification Number: DE 5641776

Borrower’s Address for Notices:

KBSIII TOWERS AT EMERYVILLE, LLC
c/o KBS Capital Advisors LLC
800 Newport Center Drive, Suite 700
Newport Beach, California 92660
Attn: Brent Carroll
Telephone: (949) 417-6566
Electronic Mail: bcarroll@kbs.com

and

c/o KBS Capital Advisors LLC
800 Newport Center Drive, Suite 700
Newport Beach, California 92660
Attn: Todd Smith
Telephone: (949) 797-0338
Electronic Mail: tsmith@kbs.com
With a copy to: Greenberg Traurig LLP 3161 Michelson Drive, Suite 1000 Irvine, California 92612 Attn: Bruce Fischer Telephone: (949) 732-6670 Electronic Mail: fischerb@gtlaw.com
[Signatures continue on following page]

KBSIII TEN ALMADEN, LLC,
a Delaware limited liability company

By:    KBSIII REIT ACQUISITION XIX, LLC,
a Delaware limited liability company,
its sole member

By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:     /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

Organizational Identification Number: DE 5637828

Borrower’s Address for Notices:

KBSIII TEN ALMADEN, LLC
c/o KBS Capital Advisors LLC
800 Newport Center Drive, Suite 700
Newport Beach, California 92660
Attn: Brent Carroll
Telephone: (949) 417-6566
Electronic Mail: bcarroll@kbs.com

and

c/o KBS Capital Advisors LLC
800 Newport Center Drive, Suite 700
Newport Beach, California 92660
Attn: Todd Smith
Telephone: (949) 797-0338
Electronic Mail: tsmith@kbs.com
With a copy to: Greenberg Traurig LLP 3161 Michelson Drive, Suite 1000 Irvine, California 92612 Attn: Bruce Fischer Telephone: (949) 732-6670 Electronic Mail: fischerb@gtlaw.com

[Signatures continue on following page.]

KBSIII LEGACY TOWN CENTER, LLC,
a Delaware limited liability company

By:    KBSIII REIT ACQUISITION III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:     /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

Organizational Identification Number: DE 5092307

Borrower’s Address for Notices:

KBSIII LEGACY TOWN CENTER, LLC
c/o KBS Capital Advisors LLC
800 Newport Center Drive, Suite 700
Newport Beach, California 92660
Attn: Gio Cordoves
Telephone: (949) 797-0324
Electronic Mail: gcordoves@kbs.com

and

c/o KBS Capital Advisors LLC
800 Newport Center Drive, Suite 700
Newport Beach, California 92660
Attn: Todd Smith
Telephone: (949) 797-0338
Electronic Mail: tsmith@kbs.com
With a copy to: Greenberg Traurig LLP 3161 Michelson Drive, Suite 1000 Irvine, California 92612 Attn: Bruce Fischer Telephone: (949) 732-6670 Electronic Mail: fischerb@gtlaw.com

[Signatures continue on following page.]

KBSIII 500 WEST MADISON, LLC,
a Delaware limited liability company

By:    KBSIII REIT ACQUISITION XI, LLC,
a Delaware limited liability company,
its sole member

By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:     /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

Organizational Identification Number: DE 5421583

Borrower’s Address for Notices:

KBSIII 500 WEST MADISON, LLC
c/o KBS Capital Advisors LLC
800 Newport Center Drive, Suite 700
Newport Beach, California 92660
Attn: Brett Merz
Telephone: (949) 417-6545
Electronic Mail: bmerz@kbs.com

and

c/o KBS Capital Advisors LLC
800 Newport Center Drive, Suite 700
Newport Beach, California 92660
Attn: Todd Smith
Telephone: (949) 797-0338
Electronic Mail: tsmith@kbs.com
With a copy to: Greenberg Traurig LLP 3161 Michelson Drive, Suite 1000 Irvine, California 92612 Attn: Bruce Fischer Telephone: (949) 732-6670 Electronic Mail: fischerb@gtlaw.com

[Signatures continue on following page.]

BANK OF AMERICA, N.A.,
a national banking association, individually as
Administrative Agent, and a Lender
By: /s/ Kevin McLain
Name: Kevin McLain
Title:    Senior Vice President

[Signatures continue on following page.]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
a national banking association, as a Lender
By:    /s/ Cole P. Zehnder
Name:    Cole P. Zehnder
Title: Vice President

[Signatures continue on following page.]

U.S. BANK, NATIONAL ASSOCIATION,
a national banking association, as a Lender
By: /s/ Christopher R. Coburn
Name:    Christopher R. Coburn
Title:    Vice President

EXHIBIT “A-1”
LEGAL DESCRIPTION OF RBC PLAZA LAND

REAL PROPERTY IN THE CITY OF MINNEAPOLIS, COUNTY OF HENNEPIN, STATE OF MINNESOTA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL 1:

TRACTS A, B, C, D, G, H, I AND J, REGISTERED LAND SURVEY NO. 1797, HENNEPIN COUNTY, MINNESOTA.

TORRENS PROPERTY
CERTIFICATE OF TITLE NO. 1362521

PARCEL 2:

EASEMENT TO CONSTRUCT, RECONSTRUCT, REPAIR, MAINTAIN, USE AND OBTAIN ACCESS OVER, ACROSS AND THROUGH THE SKYWAYS (AS DEFINED IN THE AGREEMENT, AS HEREINAFTER DEFINED) AS SET FORTH IN THAT CERTAIN SIXTH SKYWAY AGREEMENT, DATED AS OF FEBRUARY 27, 1992, RECORDED MARCH 31, 1992 AS ABSTRACT DOCUMENT NO. 5893893 AND RECORDED MAY 7, 1992 AS TORRENS DOCUMENT NO. 2248394 (THE “AGREEMENT”); AS AMENDED BY AMENDMENT TO SIXTH STREET SKYWAY AGREEMENT, DATED AS OF JANUARY 31, 2013, RECORDED JANUARY 31, 2013 AS DOCUMENT NOS. A9902192 AND T5038757.

PARCEL 3:

NON-EXCLUSIVE EASEMENT (A) FOR THE SUPPORT, MAINTENANCE, REPAIR, RECONSTRUCTION AND REMOVAL OF THE SKYWAY BRIDGE (AS DEFINED IN THE AGREEMENT, AS HEREINAFTER DEFINED), INCLUDING ALL NECESSARY CONNECTIONS OF THE SKYWAY BRIDGE TO THE SIXTH AND NICOLLET BUILDING (AS DEFINED IN THE AGREEMENT), (B) WITHIN THE SKYWAY BRIDGE FOR THE PURPOSES OF PEDESTRIAN ACCESS AND PASSAGE THROUGH THE SKYWAY BRIDGE AND REASONABLE INCIDENTAL USES, AND (C) OVER THE SIXTH AND NICOLLET INTERIOR CORRIDOR (AS DEFINED IN THE AGREEMENT) CONNECTING THE SKYWAY BRIDGE TO CITY CENTER (AS DEFINED IN THE AGREEMENT) AND OTHER STREETS AND OTHER SKYWAYS IN OR ADJACENT TO THE SIXTH AND NICOLLET BUILDING FOR PEDESTRIAN ACCESS AND PASSAGE, ALL AS SET FORTH IN THAT CERTAIN AMENDED AND RESTATED SKYWAY AGREEMENT, DATED AS OF OCTOBER 27, 2000, RECORDED OCTOBER 5, 2001 AS DOCUMENT NOS. 7554047 AND 3442897 (THE “AGREEMENT”).

A-1-1

PARCEL 4:

THE BENEFITS OF THE EASEMENTS AS CONTAINED IN EASEMENT AND CONSTRUCTION AGREEMENT DATED JUNE 6, 1989, RECORDED JUNE 28, 1989 AS ABSTRACT DOCUMENT NO. 5548948 AND RECORDED JULY 5, 1989 AS DOCUMENT NO. 2023731; AS AMENDED BY FIRST AMENDMENT TO EASEMENT AND CONSTRUCTION AGREEMENT, DATED MAY 9, 2014, RECORDED JULY 31, 2014 AS DOCUMENT NO. T5188720.

PARCEL 5:

THE BENEFITS OF THE EASEMENTS AS CONTAINED IN EASEMENT AND CONSTRUCTION AGREEMENT DATED JUNE 6, 1989, RECORDED JUNE 28, 1989 AS ABSTRACT DOCUMENT NO. 5548949 AND RECORDED JULY 5, 1989 AS DOCUMENT NO. 2023732; AS AMENDED BY FIRST AMENDMENT TO EASEMENT AND CONSTRUCTION AGREEMENT DATED APRIL 24, 2007, RECORDED MAY 8, 2007 AS TORRENS DOCUMENT NO. 4384031.

PARCEL 6:

BENEFITS OF THE EASEMENTS SET FORTH IN THAT CERTAIN DECLARATION OF EASEMENTS AND COVENANTS, DATED AS OF JANUARY 31, 2013, RECORDED JANUARY 31, 2013 AS TORRENS DOCUMENT NO. T5038758; AS AMENDED BY FIRST AMENDMENT TO DECLARATION OF EASEMENT AND COVENANTS, DATED FEBRUARY 21, 2014, RECORDED MARCH 7, 2014 AS DOCUMENT NO. T5156506; AS FURTHER AMENDED BY SECOND AMENDMENT TO DECLARATION OF EASEMENT AND COVENANTS, DATED MAY 9, 2014, RECORDED JULY 31, 2014 AS DOCUMENT NO. T5188532.

A-1-2

EXHIBIT “A-2”
LEGAL DESCRIPTION OF PRESTON COMMONS LAND

REAL PROPERTY IN THE CITY OF DALLAS, COUNTY OF DALLAS, STATE OF TEXAS, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

TRACT 1: (Fee Tract)

BEING A 5.261 ACRE (229,165 SQUARE FEET) TRACT OF LAND SITUATED IN THE A.J. MANNING SURVEY, ABSTRACT NO. 948, CITY OF DALLAS, DALLAS COUNTY, TEXAS AND BEING A PORTION OF CITY BLOCK NO. 5627 AND BEING ALL OF PRESTON COMMONS, AN ADDITION TO THE CITY OF DALLAS AS DESCRIBED BY PLAT RECORDED IN VOLUME 85139, PAGE 4526, DEED RECORDS OF DALLAS COUNTY, TEXAS (D.R.D.C.T.), SAID TRACT OF LAND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A P.K. NAIL FOUND FOR THE NORTHWEST CORNER OF SAID PRESTON COMMONS AND BEING THE SOUTHWEST CORNER OF PRESTON PARKWAY ADDITION, AN ADDITION TO THE CITY OF DALLAS AS DESCRIBED BY PLAT RECORDED IN VOLUME 7, PAGE 48, MAP RECORDS OF DALLAS COUNTY, TEXAS, SAID CORNER BEING IN THE EAST RIGHT-OF-WAY LINE OF WESTCHESTER DRIVE (A 50 FOOT RIGHT-OF-WAY);

THENCE ALONG THE SOUTH LINE SAID PRESTON PARKWAY ADDITION AND THE NORTH LINE OF SAID PRESTON COMMONS, NORTH 89 DEGREES 54 MINUTES 00 SECONDS EAST, A DISTANCE OF 368.85 FEET TO A P.K. NAIL FOUND FOR CORNER;

THENCE THE FOLLOWING COURSES AND DISTANCES ALONG THE LINE COMMON TO A TRACT OF LAND DESCRIBED TO VANTEX ENTERPRISES, INC. AS RECORDED IN VOLUME 94235, PAGE 3941 AND SAID PRESTON COMMONS;

SOUTH 00 DEGREES 15 MINUTES 43 SECONDS EAST, A DISTANCE OF 50.31 FEET TO A 1/2-INCH IRON ROD FOUND FOR CORNER;

SOUTH 45 DEGREES 12 MINUTES 38 SECONDS EAST, A DISTANCE OF 70.77 FEET TO A 1/2-INCH IRON ROD FOUND FOR CORNER;

NORTH 89 DEGREES 50 MINUTES 30 SECONDS EAST, A DISTANCE OF 251.00 FEET TO A CHISELED “X” FOUND FOR THE NORTHEAST CORNER OF SAID PRESTON COMMONS AND BEING IN THE WEST RIGHT-OF-WAY LINE OF PRESTON ROAD (A 100-FOOT RIGHT-OF-WAY);

THENCE ALONG THE WEST RIGHT-OF-WAY LINE OF SAID PRESTON ROAD, SOUTH 00 DEGREES 15 MINUTES 45 SECONDS EAST, A DISTANCE OF 287.30 FEET TO A CHISELED

A-2-1

“X” FOUND FOR THE SOUTHEAST CORNER OF SAID PRESTON COMMONS AND THE NORTHEAST CORNER OF A TRACT OF LAND DESCRIBED BY DEED TO JOSEPH P. LYNCH, D. D. BISHOP OF DALLAS, RECORDED IN VOLUME 3240, PAGE 475, D.R.D.C.T.;

THENCE ALONG THE NORTH LINE OF SAID LYNCH TRACT AND THE SOUTH LINE OF SAID PRESTON COMMONS, SOUTH 89 DEGREES 47 MINUTES 04 SECONDS WEST, A DISTANCE OF 667.00 FEET TO A CHISELED “X” FOUND FOR THE SOUTHWEST CORNER OF SAID PRESTON COMMONS AND BEING IN THE EAST LINE OF A TRACT OF LAND DESCRIBED BY DEED TO THOMAS TSCHOEPE, BISHOP OF THE ROMAN CATHOLIC DIOCESE OF DALLAS, RECORDED IN VOLUME 79007, PAGE 753, D.R.D.C.T.;

THENCE ALONG THE EAST LINE OF SAID TSCHOEPE TRACT AND THE WEST LINE OF SAID PRESTON COMMONS, NORTH, A DISTANCE OF 228.95 FEET TO A 1/2-INCH IRON ROD FOUND FOR CORNER IN THE SOUTHEASTERLY LINE OF A STREET EASEMENT DESCRIBED BY DEED RECORDED IN VOLUME 79106, PAGE 2680, D.R.D.C.T., SAID CORNER BEING IN A CURVE TO THE LEFT, THE RADIUS POINT WHICH BEARS NORTH 44 DEGREES 14 MINUTES 02 SECONDS WEST, 207.49 FEET FROM SAID CORNER;

THENCE ALONG THE SOUTHEASTERLY LINE OF SAID STREET EASEMENT AND WITH SAID CURVE, THROUGH A CENTRAL ANGLE OF 05 DEGREES 28 MINUTES 35 SECONDS, AN ARC DISTANCE OF 19.83 FEET, A CHORD BEARING OF NORTH 43 DEGREES 01 MINUTE 42 SECONDS EAST AND A CHORD DISTANCE OF 19.82 FEET TO A CHISELED “X” FOUND FOR CORNER;

THENCE NORTH 11 DEGREES 20 MINUTES 40 SECONDS WEST, A DISTANCE OF 32.12 FEET TO A CHISELED “X” FOUND FOR CORNER IN A CURVE TO THE RIGHT, THE RADIUS POINT OF WHICH BEARS NORTH 78 DEGREES 39 MINUTES 20 SECONDS EAST, 606.79 FEET FROM SAID CORNER;

THENCE WITH SAID CURVE THROUGH A CENTRAL ANGLE OF 10 DEGREES 48 MINUTES 37 SECONDS AN ARC DISTANCE OF 114.49 FEET, A CHORD BEARING OF NORTH 05 DEGREES 56 MINUTES 27 SECONDS WEST AND A CHORD DISTANCE 114.32 FEET TO THE POINT OF BEGINNING;

CONTAINING A COMPUTED AREA OF 229,166 SQUARE FEET OR 5.261 ACRES OF LAND, MORE OR LESS.

TRACT 2: (Non-Exclusive Easement Estate)

BEING AN EASEMENT ESTATE AS CREATED BY THAT CERTAIN EASEMENT FROM THOMAS TSCHOEPE, BISHOP OF THE ROMAN CATHOLIC DIOCESE OF DALLAS, TO PRESTON STATE BANK, RECORDED IN VOLUME 79137, PAGE 3167, DEED RECORDS, DALLAS COUNTY, TEXAS, IN AND TO THE FOLLOWING TRACT OF LAND:

A-2-2

BEING A 1,954 SQUARE FOOT TRACT OF LAND SITUATED IN THE A. J. MANNING SURVEY, ABSTRACT NO. 948, CITY OF DALLAS, DALLAS COUNTY, TEXAS AND BEING A PORTION OF CITY BLOCK NO. 5627 THAT SAME TRACT OF LAND DESCRIBED TO PRESTON COMMONS LIMITED, RECORDED IN VOLUME 88194, PAGE 4843, DEED RECORDS OF DALLAS COUNTY, TEXAS (D.R.D.C.T.), SAID 1,954 SQUARE FOOT TRACT OF LAND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT A CHISELED “X” FOR THE SOUTHEAST CORNER OF PRESTON COMMONS, AN ADDITION TO THE CITY OF DALLAS, AS DESCRIBED BY PLAT RECORDED IN VOLUME 85139, PAGE 4526, DEED RECORDS, DALLAS COUNTY, TEXAS, SAID COMMENCING POINT BEING IN THE EAST LINE OF A TRACT OF LAND DESCRIBED BY DEED TO THOMAS TSCHOEPE, BISHOP OF THE ROMAN CATHOLIC DIOCESE OF DALLAS, RECORDED IN VOLUME 79007, PAGE 753, DEED RECORDS, DALLAS COUNTY, TEXAS;

THENCE ALONG THE EAST LINE OF SAID TSCHOEPE TRACT AND THE WEST LINE OF SAID PRESTON COMMONS, NORTH, A DISTANCE OF 176.62 FEET TO THE POINT OF BEGINNING;

THENCE SOUTH 89 DEGREES 48 MINUTES 15 SECONDS WEST, A DISTANCE OF 94.52 FEET TO A POINT ALONG THE SOUTH LINE OF WELDON HOWELL PARKWAY AS RECORDED IN VOLUME 79106, PAGE 2680, DEED RECORDS, DALLAS COUNTY, TEXAS, SAID POINT BEING IN A CURVE TO THE LEFT HAVING A CENTRAL ANGLE OF 30 DEGREES 13 MINUTES 33 SECONDS AND A RADIUS OF 207.49 FEET, A TANGENT BEARING NORTH 75 DEGREES 59 MINUTES 31 SECONDS EAST;

THENCE ALONG THE SOUTH LINE OF SAID WELDON HOWELL PARKWAY, AND WITH SAID CURVE TO THE LEFT AN ARC DISTANCE OF 109.46 FEET TO A 1/2-INCH IRON ROD SET IN THE WEST LINE OF SAID PRESTON COMMONS;

THENCE ALONG SAID WEST LINE SOUTH, A DISTANCE OF 52.33 FEET TO THE POINT OF BEGINNING;

CONTAINING A COMPUTED AREA OF 1,954 SQUARE FEET OF LAND OR 0.045 ACRES OF LAND.

A-2-3

EXHIBIT “A-3”
LEGAL DESCRIPTION OF STERLING PLAZA LAND

REAL PROPERTY IN THE CITY OF DALLAS, COUNTY OF DALLAS, STATE OF TEXAS, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

TRACT 1: Fee

BEING LOTS 11, 12, 13, 14 AND 15, BLOCK 3/5625 OF PRESTON SQUARE ADDITION, AN ADDITION TO THE CITY OF DALLAS, DALLAS COUNTY, TEXAS, ACCORDING TO THE MAP THEREOF RECORDED IN VOLUME 9, PAGE 159, MAP RECORDS, DALLAS COUNTY, TEXAS, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEING A TRACT OF LAND SITUATED IN THE ANDREW J. MANNING SURVEY, ABSTRACT NO, 948, CITY OF DALLAS, DALLAS COUNTY, TEXAS; SAID TRACT BEING ALL OF LOTS 11 THROUGH 15, DALLAS CITY BLOCK NO. 3/5625 OF THE PRESTON SQUARE ADDITION, AN ADDITION TO THE CITY OF DALLAS AS RECORDED IN VOLUME 9, PAGE 159, MAP RECORDS, DALLAS COUNTY, TEXAS, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A 1/2-INCH IRON ROD FOUND IN THE NORTH RIGHT-OF-WAY LINE OF SHERRY LANE (A 50-FOOT RIGHT-OF-WAY); SAID IRON ROD BEING NORTH 89 DEGREES 48 MINUTES 00 SECONDS EAST, AND A DISTANCE OF 203.61 FEET FROM THE EAST RIGHT-OF-WAY LINE OF LOMO ALTO DRIVE (A 50-FOOT RIGHT-OF-WAY); SAID POINT ALSO BEING THE SOUTHWEST CORNER OF SAID LOT 11; SAID POINT ALSO BEING THE SOUTHEAST CORNER OF LOT 10, BLOCK 3/5625 OF SAID PRESTON SQUARE ADDITION;

THENCE, NORTH 00 DEGREES 06 MINUTES 00 SECONDS EAST, LEAVING THE NORTH RIGHT-OF-WAY LINE OF SAID SHERRY LANE AND ALONG THE COMMON PROPERTY LINE BETWEEN LOTS 10 & 11, A DISTANCE OF 195.10 FEET TO A 5/8 INCH IRON ROD WITH “GSES, INC., RPLS 4804” CAP SET FOR CORNER IN THE SOUTH RIGHT-OF-WAY LINE OF A 15-FOOT ALLEY; SAID POINT BEING THE NORTHEAST CORNER OF SAID LOT 10 AND THE NORTHWEST CORNER OF LOT 11;

THENCE, NORTH 89 DEGREES 48 MINUTES 00 SECONDS EAST, ALONG THE SOUTH RIGHT-OF-WAY LINE OF SAID 15-FOOT ALLEY, A DISTANCE OF 465.00 FEET TO AN “+” CUT IN CONCRETE SET IN THE WEST LINE OF LOT 1-A OF LUTHER SQUARE ADDITION, AN ADDITION TO THE CITY OF DALLAS AS RECORDED IN VOLUME 79119, PAGE 580, MAP RECORDS, DALLAS COUNTY, TEXAS; SAID POINT BEING THE NORTHEAST CORNER OF SAID LOT 15;

THENCE, SOUTH 00 DEGREES 06 MINUTES 00 SECONDS WEST, ALONG THE COMMON PROPERTY LINE BETWEEN SAID LOTS 15 AND 1-A, A DISTANCE OF 195.10 FEET, TO

A-3-1

AN “+” CUT IN CONCRETE FOUND FOR CORNER IN THE NORTH RIGHT-OF-WAY LINE OF SAID SHERRY LANE;

THENCE, SOUTH 89 DEGREES 48 MINUTES 00 SECONDS WEST, ALONG THE NORTH RIGHT-OF-WAY LINE OF SAID SHERRY LANE, A DISTANCE OF 465.00 FEET TO THE POINT OF BEGINNING, CONTAINING 90,720 SQUARE FEET, OR 2.0827 ACRES, MORE OR LESS, OF LAND.

TRACT 2: Non-Exclusive Easement Estate

ACCESS EASEMENT AND SIGN EASEMENT AS CREATED BY THAT CERTAIN EASEMENT AND MAINTENANCE AGREEMENT DATED DECEMBER 21, 1994, EXECUTED BY 5900 LUTHER LANE, LTD., A TEXAS LIMITED PARTNERSHIP, TO ZML-STERLING PLAZA LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP, RECORDED IN VOLUME 95005, PAGE 6418, OVER AND ACROSS THE TRACTS OF LAND DESCRIBED ON EXHIBIT “C” AND EXHIBIT “D” OF SAID AGREEMENT.

A-3-2

EXHIBIT “A-4”
LEGAL DESCRIPTION OF ONE WASHINGTONIAN OFFICE TOWER LAND

REAL PROPERTY IN THE CITY OF GAITHERSBURG, COUNTY OF MONTGOMERY, STATE OF MARYLAND, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL I:

ALL THAT PIECE OR PARCEL OF LAND, TOGETHER WITH THE IMPROVEMENTS THEREON AND APPURTENANCES THEREUNTO BELONGING, LYING, SITUATE AND BEING IN MONTGOMERY COUNTY, MARYLAND, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL LETTERED “C”, IN BLOCK LETTERED “C” IN THE SUBDIVISION KNOWN AS WASHINGTONIAN CENTER; AS PER PLAT THEREOF RECORDED IN PLAT BOOK 156 AT PLAT NO. 17750 AMONG THE LAND RECORDS OF MONTGOMERY COUNTY, MARYLAND.

NOTE FOR INFORMATIONAL PURPOSES ONLY:
TAX I.D. NO. 9-201-2867430

PARCEL II:

TOGETHER WITH ALL RIGHTS AS ESTABLISHED BY “DECLARATION OF COVENANTS, CONDITIONS, RESTRICTIONS AND EASEMENTS” RECORDED IN LIBER 7144 AT FOLIO 287 AMONG THE AFORESAID LAND RECORDS, AND THE RESERVATION OF RIGHTS TO GRANT EASEMENTS AS CONTAINED THEREIN; AMENDED BY FIRST SUPPLEMENT TO DECLARATION OF COVENANTS, CONDITIONS, RESTRICTIONS AND EASEMENTS FOR WASHINGTONIAN CENTER DATED DECEMBER 29, 1988 AND RECORDED DECEMBER 15, 1989 IN LIBER 9123 AT FOLIO 600; AND FURTHER AMENDED BY SECOND SUPPLEMENTAL TO DECLARATION OF COVENANTS, CONDITIONS, RESTRICTIONS AND EASEMENTS DATED APRIL 10, 1990 AND RECORDED APRIL 10, 1990 IN LIBER 9268 AT FOLIO 504 AND FURTHER AMENDED BY THIRD SUPPLEMENT TO DECLARATION OF COVENANTS, CONDITIONS, RESTRICTIONS AND EASEMENTS DATED MARCH 15, 1990 AND RECORDED MARCH 19, 1990 IN LIBER 9237 AT FOLIO 4; FURTHER AMENDED BY FOURTH SUPPLEMENT TO DECLARATION DATED MAY 2, 1997 RECORDED IN BOOK 14856 PAGE 256; FURTHER AMENDED BY FIFTH SUPPLEMENT TO DECLARATION OF COVENANTS, CONDITIONS, RESTRICTIONS AND EASEMENTS DATED MAY 23, 2008 AND RECORDED IN LIBER 35818 AT FOLIO 391; FURTHER AMENDED BY SIXTH SUPPLEMENT TO DECLARATION OF COVENANTS, CONDITIONS, RESTRICTIONS AND EASEMENTS DATED OCTOBER 1, 2008 AND RECORDED IN LIBER 36055 AT FOLIO 006; FURTHER AMENDED BY SEVENTH SUPPLEMENT TO DECLARATION OF COVENANTS, CONDITIONS, RESTRICTIONS AND EASEMENTS DATED JANUARY 12, 2009 AND RECORDED IN LIBER 36421 AT FOLIO 217;

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EIGHTH SUPPLEMENT TO DECLARATION OF COVENANTS, CONDITIONS, RESTRICTIONS AND EASEMENTS DATED OCTOBER 28, 2011 AND RECORDED IN LIBER 42601 AT FOLIO 95; NINTH SUPPLEMENT TO DECLARATION OF COVENANTS, CONDITIONS, RESTRICTIONS AND EASEMENTS DATED AUGUST 13, 2013 AND RECORDED IN LIBER 47544 AT FOLIO 460. AS AFFECTED BY AGREEMENT REGARDING COVENANTS, CONDITIONS AND RESTRICTIONS DATED MAY 2, 1997 AND RECORDED IN LIBER 14856 AT FOLIO 329. AS AFFECTED BY AGREEMENT REGARDING COVENANTS, CONDITIONS AND RESTRICTIONS DATED JUNE 18, 1999 AND RECORDED IN LIBER 17219 AT FOLIO 125.

PARCEL III:

TOGETHER WITH ALL RIGHTS AS ESTABLISHED BY “DECLARATION OF COVENANTS AND RECIPROCAL EASEMENT AGREEMENT PHASE I” DATED AUGUST 4, 1988 AND RECORDED AUGUST 22, 1988 IN LIBER 8429 AT FOLIO 135, AMONG THE LAND RECORDS OF MONTGOMERY COUNTY, MARYLAND.

PARCEL IV:

TOGETHER WITH TEMPORARY PARKING EASEMENT AS ESTABLISHED BY “TEMPORARY PARKING EASEMENT AGREEMENT PHASE I” DATED AUGUST 4, 1988 AND RECORDED AUGUST 22, 1988 IN LIBER 8429 AT FOLIO 187, AMONG THE LAND RECORDS OF MONTGOMERY COUNTY, MARYLAND, AND AS SUCH TEMPORARY PARKING EASEMENT AGREEMENT IS MODIFIED BY “DECLARATION OF PARKING AGREEMENT AND MODIFICATION OF TEMPORARY PARKING EASEMENT AGREEMENT” DATED MARCH 15, 1990 AND RECORDED MARCH 19, 1990 IN LIBER 9237 AT FOLIO 166, AMONG THE AFORESAID LAND RECORDS.

PARCEL V:

TOGETHER WITH ALL RIGHTS AS ESTABLISHED BY “DECLARATION OF COVENANTS AND UTILITY EASEMENT AGREEMENT PHASE I” DATED AUGUST 4, 1988 AND RECORDED AUGUST 22, 1988 IN LIBER 8429 AT FOLIO 250, AMONG THE LAND RECORDS OF MONTGOMERY COUNTY, MARYLAND.

PARCEL VI:

TOGETHER WITH BOARDWALK EASEMENT AS ESTABLISHED BY “BOARDWALK EASEMENT AGREEMENT PHASE I” DATED AUGUST 4, 1988 AND RECORDED AUGUST 22, 1988 IN LIBER 8429 AT FOLIO 281, AS AFFECTED BY THE AMENDMENT TO EASEMENT AGREEMENTS DATED MARCH 15, 1990 AND RECORDED IN LIBER 9236 AT FOLIO 881, AMONG THE LAND RECORDS OF MONTGOMERY COUNTY, MARYLAND.

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PARCEL VII:

TOGETHER WITH RIGHT OF INGRESS AND EGRESS OVER “MARRIOTT DRIVE” AS ESTABLISHED BY EASEMENT FOR INGRESS AND EGRESS DATED DECEMBER 12, 1989 AND RECORDED IN LIBER 9123 AT FOLIO 589 AND AS FURTHER SET FORTH IN INGRESS AND EGRESS EASEMENT AGREEMENT FROM WILP AND WCD FOR MARRIOTT DRIVE AND SIDE ROAD ACCESS, DATED MARCH 15, 1990 AND RECORDED MARCH 19, 1990 IN LIBER 9236 AT FOLIO 821, AND RE-NUMBERED AS LIBER 9254 AT FOLIO 408, AMONG THE LAND RECORDS OF MONTGOMERY COUNTY, MARYLAND.

PARCEL VIII:

TOGETHER WITH THE BENEFICIAL RIGHTS SET FORTH IN THE RECIPROCAL EASEMENTS AND COVENANTS AS ESTABLISHED BY “DECLARATION OF RECIPROCAL EASEMENTS AND COVENANTS” DATED MARCH 15, 1990 AND RECORDED MARCH 19, 1990 IN LIBER 9237 AT FOLIO 12, AMONG THE LAND RECORDS OF MONTGOMERY COUNTY, MARYLAND.

PARCEL IX:

TOGETHER WITH ALL RIGHTS AS ESTABLISHED BY “UTILITY EASEMENT AGREEMENT” DATED DECEMBER 12, 1989 AND RECORDED DECEMBER 15, 1989 IN LIBER 9123 AT FOLIO 643, AMONG THE LAND RECORDS OF MONTGOMERY COUNTY, MARYLAND.

PARCEL X:

TOGETHER WITH ALL RIGHTS AS ESTABLISHED BY “COVENANT AGREEMENT” DATED MARCH 15, 1990 AND RECORDED MARCH 19, 1990 IN LIBER 9237 AT FOLIO 297, AS MODIFIED BY INSTRUMENTS RECORDED IN LIBER 9535 AT FOLIO 536, LIBER 9725 AT FOLIO 374 AND LIBER 9771 AT FOLIO 16, AMONG THE LAND RECORDS OF MONTGOMERY COUNTY, MARYLAND.

PARCEL XI:

FURTHER TOGETHER WITH THE BENEFICIAL EASEMENTS CREATED BY THE EASEMENT BY AND BETWEEN WASHINGTON LAKE L.L.C. AND 9800 WASHINGTONIAN OFFICE, INC., DATED APRIL 13, 2010 AND RECORDED APRIL 4, 2011 IN LIBER 41396 AT FOLIO 11.

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EXHIBIT “A-5”
LEGAL DESCRIPTION OF TOWERS AT EMERYVILLE LAND

REAL PROPERTY IN THE CITY OF EMERYVILLE, COUNTY OF ALAMEDA, STATE OF CALIFORNIA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

TRACT A: (Submerged Parcel)

PARCEL 3, PARCEL MAP 1535, FILED JULY 16, 1975, IN MAP BOOK 87, PAGE 88, ALAMEDA COUNTY RECORDS.

EXCEPTING THEREFROM, THAT PORTION THEREOF DESCRIBED IN PARCEL 1A IN THE AMENDED FINAL ORDER OF CONDEMNATION ENTERED AUGUST 19, 1992, IN THE SUPERIOR COURT OF THE STATE OF CALIFORNIA, IN AND FOR THE COUNTY OF ALAMEDA, CASE NO. 641062-5, A CERTIFIED COPY OF WHICH RECORDED AUGUST 19, 1992, SERIES NO. 92-272591, OFFICIAL RECORDS OF SAID ALAMEDA COUNTY.

TRACT B: (Tower I)

PARCEL ONE:

PARCEL 1, PARCEL MAP 7523, FILED AUGUST 4, 2000, IN MAP BOOK 252, PAGES 63 AND 64, ALAMEDA COUNTY RECORDS.

PARCEL TWO:

NONEXCLUSIVE EASEMENTS FOR PARKING AND VEHICULAR AND PEDESTRIAN INGRESS AND EGRESS AS GRANTED IN THAT CERTAIN “DECLARATION OF RECIPROCAL EASEMENTS WATERGATE OFFICE TOWERS” RECORDED AUGUST 4, 2000 AS INSTRUMENT NO. 2000-232335, AND AS AMENDED BY THAT CERTAIN “FIRST AMENDMENT TO DECLARATION OF RECIPROCAL EASEMENTS WATERGATE OFFICE TOWERS” RECORDED JANUARY 16, 2007 AS INSTRUMENT NO. 2007026642, OF OFFICIAL RECORDS.

TRACT C: (Tower II)

PARCEL ONE:

PARCEL 2, PARCEL MAP 2426, FILED FEBRUARY 21, 1978 IN MAP BOOK 101, PAGE 41, ALAMEDA COUNTY RECORDS.

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PARCEL TWO:

AN EASEMENT, APPURTENANT TO PARCEL 2 OF SAID PARCEL MAP 2426, CONVEYED TO TOWER II, A CALIFORNIA LIMITED PARTNERSHIP, BY GRANT OF EASEMENT DATED MAY 18, 1978, RECORDED MAY 24, 1978, IN REEL 5406, IMAGE 111, OFFICIAL RECORDS OF SAID ALAMEDA COUNTY, FOR INGRESS AND EGRESS BY EMERGENCY VEHICLES OF GOVERNMENTAL ENTITIES OVER A PORTION OF PARCEL 1, PARCEL MAP 1179, FILED MAY 22, 1973, IN BOOK 79 OF MAPS, PAGE 59, ALAMEDA COUNTY RECORDS.

PARCEL THREE:

NONEXCLUSIVE EASEMENTS FOR PARKING AND VEHICULAR AND PEDESTRIAN INGRESS AND EGRESS AS GRANTED IN THAT CERTAIN “DECLARATION OF RECIPROCAL EASEMENTS WATERGATE OFFICE TOWERS” RECORDED AUGUST 4, 2000 AS INSTRUMENT NO. 2000-232335, AND AS AMENDED BY THAT CERTAIN “FIRST AMENDMENT TO DECLARATION OF RECIPROCAL EASEMENTS WATERGATE OFFICE TOWERS” RECORDED JANUARY 16, 2007 AS INSTRUMENT NO. 2007026642, OF OFFICIAL RECORDS.

TRACT D: (Tower III)

PARCEL ONE:

PARCEL 3, PARCEL MAP 2426, FILED FEBRUARY 21, 1978, IN MAP BOOK 101, PAGE 41, ALAMEDA COUNTY RECORDS.

PARCEL TWO:

AN EASEMENT, APPURTENANT TO PARCEL 3 OF SAID PARCEL MAP 2426, CONVEYED TO F. PIERCE LATHROP BY GRANT OF EASEMENT DATED MAY 18, 1978, RECORDED MAY 24, 1978, IN REEL 5406, IMAGE 119, OFFICIAL RECORDS OF SAID ALAMEDA COUNTY, FOR INGRESS AND EGRESS BY EMERGENCY VEHICLES OF GOVERNMENTAL ENTITIES OVER A PORTION OF PARCEL 1, PARCEL MAP 1179, FILED MAY 22, 1973, IN BOOK 79 OF MAPS, PAGE 59, ALAMEDA COUNTY, MORE PARTICULARLY DESCRIBED THEREIN.

PARCEL THREE:

NONEXCLUSIVE EASEMENTS FOR PARKING AND VEHICULAR AND PEDESTRIAN INGRESS AND EGRESS AS GRANTED IN THAT CERTAIN “DECLARATION OF RECIPROCAL EASEMENTS WATERGATE OFFICE TOWERS” RECORDED AUGUST 4, 2000 AS INSTRUMENT NO. 2000-232335, AND AS AMENDED BY THAT CERTAIN “FIRST AMENDMENT TO DECLARATION OF RECIPROCAL EASEMENTS WATERGATE OFFICE

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TOWERS” RECORDED JANUARY 16, 2007 AS INSTRUMENT NO. 2007026642, OF OFFICIAL RECORDS.

TRACT E:

NON-EXCLUSIVE EASEMENT(S), AS AN APPURTENANCE TO TRACTS A, B, C, AND D DESCRIBED ABOVE, FOR VEHICULAR AND PEDESTRIAN TRAFFIC OVER THE LANDS DESCRIBED IN THE “RECIPROCAL EASEMENT AGREEMENT” RECORDED JANUARY 20, 1976, REEL 4232, IMAGE 222, INSTRUMENT NO. 76-8732, OFFICIAL RECORDS.

APN: 049-1495-003-02 (TRACT A), 049-1495-008 (TRACT B), 049-1521-006 (TRACT C) AND 049-1521-007 (TRACT D)

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EXHIBIT “A-6”
LEGAL DESCRIPTION OF TEN ALMADEN LAND

REAL PROPERTY IN THE CITY OF SAN JOSE, COUNTY OF SANTA CLARA, STATE OF CALIFORNIA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL 1, AS SHOWN ON THAT CERTAIN PARCEL MAP FILED IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA ON JUNE 9, 1987, IN BOOK 574 OF MAPS, PAGE(S) 45 AND 46.

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EXHIBIT “A-7”
LEGAL DESCRIPTION OF LEGACY TOWN CENTER LAND

REAL PROPERTY IN THE CITY OF PLANO, COUNTY OF COLLIN, STATE OF TEXAS, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

TRACT I, PARCEL A: (Fee)

BEING LOT 1, BLOCK 1, ONE LINCOLN AT LEGACY TOWN CENTER, AN ADDITION TO THE CITY OF PLANO, TEXAS, ACCORDING TO THE PLAT THEREOF RECORDED IN VOLUME N, PAGE 860, PLAT RECORDS, COLLIN COUNTY, TEXAS.

TRACT I, PARCEL B: (Easement Estate)

NON-EXCLUSIVE EASEMENT FOR THE BENEFIT OF TRACT 1, PARCEL A AS CREATED BY RECIPROCAL PARKING EASEMENT AND MAINTENANCE AGREEMENT (THE “REA”) DATED 06/20/2001, BETWEEN LETCHI, LIMITED, AND LINCOLN-TOWN CENTER, LTD., FILED 06/21/2001, RECORDED IN VOLUME 4944, PAGE 2560, REAL PROPERTY RECORDS, COLLIN COUNTY, TEXAS, FOR ACCESS OVER THE COMMON AREAS (AS DEFINED IN THE REA) OF THE LETCHI PARCEL (AS DEFINED IN THE REA) AND FOR PARKING IN THE LETCHI GARAGE (AS DEFINED IN THE REA).

TRACT II, PARCEL A: (Fee)

BEING LOT 1R, BLOCK A, OF SECOND RE-PLAT OF LOT 1R, BLOCK A, OF TWO LEGACY TOWN CENTER, AN ADDITION TO THE CITY OF PLANO, TEXAS, ACCORDING TO THE PLAT THEREOF RECORDED IN CABINET 2006, SLIDE 284, PLAT RECORDS OF COLLIN COUNTY, TEXAS; PREVIOUSLY BEING LOT 1R, BLOCK A, TWO LEGACY TOWN CENTER, AN ADDITION TO THE CITY OF PLANO, TEXAS, ACCORDING TO THE PLAT THEREOF RECORDED IN VOLUME N, PAGE 861, PLAT RECORDS, COLLIN COUNTY, TEXAS.

TRACT II, PARCEL B: (Easement Estate)

NON-EXCLUSIVE EASEMENT AS CREATED BY INGRESS AND EGRESS EASEMENT AGREEMENT (THE “IEA”) DATED 9/30/2004, BETWEEN EDS INFORMATION SERVICES L.L.C., AND LINCOLN-TOWN CENTER, LTD., FILED 10/1/2004, RECORDED IN VOLUME 5765, PAGE 2572, REAL PROPERTY RECORDS, COLLIN COUNTY, TEXAS.

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EXHIBIT “A-8”
LEGAL DESCRIPTION OF 500 WEST MADISON TOWER LAND

REAL PROPERTY IN THE CITY OF CHICAGO, COUNTY OF COOK, STATE OF ILLINOIS, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

NOTE: THE PHRASE “VACATED 18 FOOT ALLEY” AS USED IN THESE LEGAL DESCRIPTIONS IS IN REFERENCE TO THE 18 FOOT WIDE NORTH-SOUTH ALLEY LYING IN BLOCK 50 WHICH WAS VACATED BY ORDINANCE RECORDED JANUARY 5, 1907 AS DOCUMENT NO. 3974491.

PARCEL 1:

THE SOUTH 275.06 FEET (MEASURED PERPENDICULARLY) OF THE FOLLOWING DESCRIBED PROPERTY, ALL TAKEN AS A TRACT:

BLOCK 50 AND THE VACATED 18 FOOT ALLEY IN SAID BLOCK 50 (EXCEPT THAT PART OF BLOCK 50 AND THE VACATED ALLEY THEREIN, LYING IN MADISON STREET AS WIDENED) IN THE ORIGINAL TOWN OF CHICAGO IN THE SOUTHWEST 1/4 OF SECTION 9, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN IN COOK COUNTY, ILLINOIS.

PARCEL 2A:

THAT PART OF THE FOLLOWING DESCRIBED PROPERTY, ALL TAKEN AS A TRACT, LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF +23.00 FEET CHICAGO CITY DATUM AND LYING NORTH OF THE SOUTH 275.06 FEET (MEASURED PERPENDICULARLY) OF SAID TRACT:

BLOCK 50 AND THE VACATED 18 FOOT ALLEY IN SAID BLOCK 50 (EXCEPT THAT PART OF BLOCK 50 AND THE VACATED ALLEY THEREIN, LYING IN MADISON STREET AS WIDENED) IN THE ORIGINAL TOWN OF CHICAGO IN THE SOUTHWEST 1/4 OF SECTION 9, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN IN COOK COUNTY, ILLINOIS.

PARCEL 2B:

EASEMENT FOR THE BENEFIT OF PARCELS 1, 2A AND 2C, AS CREATED BY THE DECLARATION OF EASEMENTS, COVENANTS, CONDITIONS AND RESTRICTIONS MADE BY CHICAGO AND NORTHWESTERN TRANSPORTATION COMPANY, A DELAWARE CORPORATION, AND CHICAGO TITLE AND TRUST COMPANY AS TRUSTEE UNDER TRUST AGREEMENT DATED MARCH 31, 1982 AND KNOWN AS TRUST NUMBER 1079000, DATED MARCH 31, 1982 AND RECORDED SEPTEMBER 7, 1984 AS DOCUMENT 27245590, OVER THE FOLLOWING DESCRIBED PROPERTY:

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THAT PART OF THE FOLLOWING DESCRIBED PROPERTY, ALL TAKEN AS A TRACT, LYING ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF +23.00 FEET CHICAGO CITY DATUM, LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF +59.63 FEET CHICAGO CITY DATUM, AND LYING NORTH OF THE SOUTH 275.06 FEET (MEASURED PERPENDICULARLY) OF SAID TRACT:

BLOCK 50 AND THE VACATED 18 FOOT ALLEY IN SAID BLOCK 50 (EXCEPT THAT PART OF BLOCK 50 AND THE VACATED ALLEY THEREIN, LYING IN MADISON STREET AS WIDENED) IN THE ORIGINAL TOWN OF CHICAGO IN THE SOUTHWEST 1/4 OF SECTION 9, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN IN COOK COUNTY, ILLINOIS;

FOR THE CONSTRUCTION, MAINTENANCE, USE, REPAIR, REPLACEMENT, RENOVATION, RECONSTRUCTION AND IMPROVEMENT WITH CAISSONS, SUPPORT POSTS, ARCHES, COLUMNS OR OTHER SUPPORT DEVICES; AND FOR THE INSTALLATION AND MAINTENANCE OF UTILITY LINES.

PARCEL 2C:

THAT PART OF THE FOLLOWING DESCRIBED PROPERTY, ALL TAKEN AS A TRACT, LYING ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF +59.63 FEET CHICAGO CITY DATUM AND LYING NORTH OF THE SOUTH 275.06 FEET (MEASURED PERPENDICULARLY) OF SAID TRACT:

BLOCK 50 AND THE VACATED 18 FOOT ALLEY IN SAID BLOCK 50 (EXCEPT THAT PART OF BLOCK 50 AND THE VACATED ALLEY THEREIN, LYING IN MADISON STREET AS WIDENED) IN THE ORIGINAL TOWN OF CHICAGO IN THE SOUTHWEST 1/4 OF SECTION 9, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN IN COOK COUNTY, ILLINOIS.

PIN Nos.:
17-09-342-002-0000
17-09-342-004-0000
17-09-342-005-0000

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EXHIBIT “B”
DEFINITIONS
1.DEFINITIONS: As used in this Agreement and the attached exhibits, the following terms shall have the following meanings:
“500 West Madison Environmental Agreement” means the Environmental Indemnity Agreement, dated as of the Closing Date, by 500 West Madison Borrower in favor of Administrative Agent for the benefit of Lenders and certain other parties, as amended, modified, replaced, restated, extended or renewed from time to time.
“500 West Madison Improvements” means all on-site and off-site improvements to the 500 West Madison Land, together with all fixtures, tenant improvements, and appurtenances now or later to be located on or in the 500 West Madison Land and/or in such improvements.
“500 West Madison Land” means the real property of 500 West Madison Borrower described in Exhibit “A-8”.
“500 West Madison Manager Subordination Agreement” means the Assignment and Subordination of Property Management Agreement dated as of the Closing Date, by and among Administrative Agent, 500 West Madison Borrower and the Approved Manager for the 500 West Madison Property, as amended, modified, replaced, restated, extended or renewed from time to time.
“500 West Madison Property” means the real and personal property conveyed and encumbered by the 500 West Madison Security Instrument.
“500 West Madison Security Instrument” means the Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of the Closing Date, by 500 West Madison Borrower in favor of Administrative Agent, as amended, modified, replaced, restated, extended or renewed from time to time.
“Actual Operating Revenue” means, with respect to any Calculation Period for any Property, all income, computed on an annualized basis in accordance with generally accepted accounting principles, from the ownership and operation of such Property from whatever source (other than any source affiliated with a Borrower or Guarantor), including Rents, utility charges, escalations, service fees or charges, license fees, parking fees, other required pass-throughs, and, with respect to any Lease executed (or that commences) during the applicable Calculation Period, income generated by such Lease calculated as if the Lease was in effect as of the first day of such Calculation Period, but excluding sales, use and occupancy or other taxes on receipts required to be accounted for by the applicable Borrower to any Governmental Authority, refunds from tenants, uncollectible accounts, sales of furniture, fixtures and equipment, interest income, Condemnation Awards, Insurance Proceeds (other than business interruption or other loss of income insurance), unforfeited security deposits, utility and other similar deposits, income from tenants not paying rent, income from tenants in bankruptcy, income from any tenant that is in material default under its Lease, and non-recurring or extraordinary income, including lease termination payments. Except as otherwise expressly provided herein, Actual Operating Revenue shall be net of rent concessions and credits. Actual Operating Revenue shall be subject to appropriate seasonal and other adjustments in Administrative Agent’s reasonable discretion, and shall include rents (including imputed rent during any free rent period) payable under executed Leases with a rental commencement date which is scheduled to occur within one hundred eighty (180) days of the applicable Test Date.
“Add-On Property” has the meaning set forth in Section 9.30.
“Additional KYC Regulations” has the meaning set forth in Section 9.23.
“Adjusted LIBOR Rate” means the rate equal to the quotient obtained by dividing (a) the applicable Index Rate by (b) 1.00 minus the LIBOR Reserve Percentage.
“Administrative Agent” means Bank of America in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.
“Administrative Agent Advances” has the meaning set forth in Section 8.12(a).
“Administrative Agent’s Office” means Administrative Agent’s address and, as appropriate, account as set forth on the Schedule of Lenders, or such other address or account as Administrative Agent hereafter may from time to time notify Borrowers and Lenders.
“Administrative Agent’s Time” means the time of day observed in the city where Administrative Agent’s Office is located, provided that so long as Bank of America shall serve as Administrative Agent, “Administrative Agent’s Time” shall mean Pacific time.
“Administrative Details Reply Form” means an Administrative Details Reply Form in a form approved by Administrative Agent.
“Advance Amount” has the meaning set forth in Section 1.3.4(a).
“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.
“Aggregate Commitments” means the Commitments of all Lenders.
“Agreement” has the meaning set forth in the introductory paragraph of this Agreement, and includes all exhibits attached hereto and referenced in Section 1.1.
“Alternative Rate” means, on any day, a fluctuating rate per annum equal to eighty (80) basis points plus the highest of: (a) the Federal Funds Rate plus ½ of 1%, and (b) the rate of interest in effect for such day as publicly announced by Bank of America as its “Prime Rate.”
“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender (it being understood that, for the avoidance of doubt, a servicer engaged by a Lender with respect to the Loan shall not be deemed to administer such Lender).

“Approved Manager” means each Borrower, and with respect to any Property, CBRE, Inc., a Delaware corporation, Sterling Bay, Transwestern, Hines, Cushman & Wakefield, Jones Lang LaSalle, Cassidy Turley, PM Realty, L.P., NorthMarq, or any other reputable and creditworthy property manager, subject to the prior approval of Administrative Agent, not to be unreasonably withheld, with a portfolio of properties comparable to the applicable Property under active management.
“Arranger” means, collectively, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, and U.S. Bank, National Association, in their capacity as joint lead arrangers, provided, however, that each of the foregoing entities shall only be deemed an “Arranger” for so long as such entity, together with such entity’s Affiliates, holds a Commitment amount in an aggregate amount equal to or greater than the lesser of (i) One Hundred Million Dollars ($100,000,000), or (ii) ten percent (10%) of the Aggregate Commitments.
“Assignment and Assumption” means an Assignment and Assumption substantially in the form of Exhibit “E”.
“Assumed Interest Rate” means the annual yield payable on the last day of the applicable Calculation Period on ten (10) year United States Treasury obligations in amounts approximating the outstanding principal balance of the Loan on the last day of the Calculation Period plus two hundred fifty (250) basis points per annum; provided, however, that the Assumed Interest Rate shall be not less than six percent (6.0%) per annum.
“Authorized Signer” means any signer of this Agreement on behalf of any Borrower, acting alone, or any other representative of any Borrower duly designated and authorized by such Borrower in accordance with Borrowers’ Instruction Certificate to bind such Borrower with respect to all matters pertaining to the Loan and the Loan Documents, including the selection of interest rates and Draw Requests.
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“Bank of America” means Bank of America, N.A. and its successors.
“Bankruptcy Code” means Title 11 of the United States Code, as in effect from time to time.
“Base Rate” means, on any day, a fluctuating rate per annum equal to the Base Rate Margin plus the LIBOR Daily Floating Rate.
“Base Rate Advance” means an advance of the Loan by a Lender to Borrowers or any portion of the Loan held by a Lender which bears interest at an applicable Base Rate at the time in question.

“Base Rate Margin” means one hundred eighty (180) basis points per annum.
“Base Rate Principal” means, at any time, the Principal Debt minus the portion, if any, of such Principal Debt which is LIBOR Rate Principal.
“Borrower” and “Borrowers” have the meaning set forth in the introductory paragraph of this Agreement.
“Borrowers’ Deposit Account” means an account established with Administrative Agent pursuant to the terms of Section 4.6.
“Borrower Materials” has the meaning set forth in Section 9.3.4(b).
“Borrowers’ Instruction Certificate” means a certificate provided by or on behalf of Borrowers in the form attached hereto as Exhibit “O”, designating certain Authorized Persons and Authorized Signers as set forth therein.
“Borrowers’ Remittance Instructions” means Borrowers’ remittance instructions provided in the form attached hereto as Exhibit “N”.
“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where Administrative Agent’s Office is located and, if such day relates to any LIBOR Rate Advance or LIBOR Rate Principal, means any such day that is also a London Banking Day.
“Business Plan” as the meaning set forth in Section 8.10(c).
“Calculation Period” means the six (6) month period ending on any Test Date.
“Casualty” means any act or occurrence of any kind or nature that results in damage, loss or destruction to any Property.
“Change in Law” means the occurrence, after the Closing Date, of any of the following: (a) the adoption or taking effect of any Law, (b) any change in any Law or in the administration, interpretation, implementation or application thereof by any Governmental Authority, or (c) the making or issuance of any request, rule, guideline, or directive (whether or not having the force of Law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines, or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority), or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, or issued.
“Checking Account” has the meaning set forth in Exhibit “H”.
“Civil Asset Forfeiture Reform Act” means the Civil Asset Forfeiture Reform Act of 2000 (18 U.S.C. Sections 983 et seq.), as amended from time to time, and any successor thereto.

“Claim” means any liability, suit, action, claim, demand, loss, expense, penalty, fine, judgment or other cost of any kind or nature whatsoever, including fees, costs and expenses of attorneys, consultants, contractors and experts.
“Closing Checklist” means that certain Closing Requirements and Checklist setting forth the conditions for closing the Loan and recording the Security Instruments.
“Closing Date” means the date of this Agreement.
“Collateral” means any property of any Borrower that is subject to a lien or security interest security any of the Obligations pursuant to any Security Instrument or any other Loan Document.
“Code” means the Internal Revenue Code of 1986, as amended from time to time.
“Commitment” means, as to each Lender, the Term Loan Commitment of such Lender and the Revolving Loan Commitment of such Lender.
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.
“Condemnation” means any taking of title to, use of, or any other interest in any Property under the exercise of the power of condemnation or eminent domain, whether temporarily or permanently, by any Governmental Authority or by any other Person acting under or for the benefit of a Governmental Authority.
“Condemnation Awards” means any all judgments, awards of damages (including severance and consequential damages), payments, proceeds, settlements, amounts paid for a taking in lieu of Condemnation, or other compensation hereafter made, including interest thereon, and the right to receive the same, as a result of, or in connection with, any Condemnation or threatened Condemnation.
“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.
“Consequential Loss” has the meaning set forth in Section 2.5.
“Contract of Sale” means any contract for the sale of all or any part of any Property or any interest therein, executed by any Borrower.
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.
“Controlled Substances Act” means the Controlled Substances Act (21 U.S.C. Sections 801 et seq.), as amended from time to time, and any successor statute.

“Debtor Relief Law(s)” means any federal, state or local law, domestic or foreign, as now or hereafter in effect relating to bankruptcy, insolvency, liquidation, receivership, reorganization, arrangement, composition, extension or adjustment of debts, or any similar law affecting the rights of creditors , including Title 11 of the United States Code, as in effect from time to time.
“Debt Service” means the annual payments of principal and interest that would have been payable under a hypothetical loan during the Calculation Period, assuming (i) an initial loan balance, calculated as of the last day of the Calculation Period, in an amount equal to (A) with respect to Borrowers’ compliance with the provisions of Section 4.22 of this Agreement, principal outstanding under the Loan, and (B) with respect to a determination of the Ongoing Debt Service Coverage Ratio in connection with Borrowers’ exercise of an extension option pursuant to Exhibit “I” of this Agreement, the inclusion of an Add-On Property in the Collateral, or a release or reconveyance of a Property pursuant to Section 9.29 of this Agreement and the calculation of the applicable Release Price with respect thereto, the Aggregate Commitments, (ii) an interest rate equal to the Assumed Interest Rate, and (iii) amortization of the aggregate principal indebtedness over a thirty (30) year amortization period.
“Default” has the meaning set forth in Section 7.1.
“Default Rate” shall have the meaning set forth in Section 1.4.5.
“Defaulting Lender” means, subject to Section 8.13.2, any Lender that (a) has failed to (i) fund all or any portion of its advances within two (2) Business Days of the date such advances were required to be funded hereunder unless such Lender notifies Administrative Agent and Borrowers in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to advances (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to Administrative Agent or any Lender any other amount required to be paid by it hereunder within two (2) Business Days of the date when due, (b) has notified Borrowers or Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund an advance hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by Administrative Agent or Borrowers to confirm in writing to Administrative Agent and Borrowers that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by Administrative Agent and Borrowers), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that

Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow, or disaffirm any contracts or agreements made with such Lender. Any determination by Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 8.13.2) as of the date established therefor by Administrative Agent in a written notice of such determination, which shall be delivered by Administrative Agent to Borrowers and each Lender promptly following such determination.
“Deposit Account Control Agreements” means, collectively, (i) those certain Deposit Account Control Agreements, dated as of the date hereof, by and among Administrative Agent, Wells Fargo Bank, National Association, as the depository bank, and the applicable Borrower, with respect to the 500 West Madison Property and the One Legacy Town Center Property, as applicable, and (ii) those certain Deposit Account Control Agreements, dated as of the date hereof, by and among Administrative Agent, Bank of America, N.A., as the depository bank, and the applicable Borrower, with respect to the One Washingtonian Property, the Preston Commons Property, the RBC Plaza Property, the Sterling Plaza Property, the Ten Almaden Property, and the Towers at Emeryville Property, as applicable, as the same may be amended, restated, supplemented, replaced or otherwise modified from time to time.
“Designated Jurisdiction” means any country or territory to the extent that such country or territory itself is the subject of any Sanction.
“Disbursement Debt Service” means the annual payments of principal and interest that would have been payable under a hypothetical loan during the Calculation Period, assuming (i) an initial loan balance, calculated as of the date of disbursement (and after giving effect to the disbursement), in an amount equal to (A) principal outstanding under the Term Loan plus (B) the principal outstanding under the Revolving Loan, (ii) an interest rate equal to the Assumed Interest Rate, and (iii) amortization of the aggregate principal indebtedness over a thirty (30) year amortization period.
“Disbursement Debt Service Coverage Ratio” means, as of any date of disbursement, for the applicable Calculation Period ending on the most recently occurring Test Date, the ratio of Net Operating Income to Disbursement Debt Service based on operating statements for the Properties for the immediately preceding six (6) month period which comply with the terms of this Agreement.
“Draw Request” means a properly completed and executed written request by Borrowers to Administrative Agent in the form of Exhibit “J” (or in another form reasonably satisfactory to Administrative Agent) setting forth the amount of Revolving Loan Proceeds desired.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Eligible Assignee” means any Person that meets the requirements to be an assignee under Sections 9.5(b)(iii) and (v) (subject to such consents, if any, as may be required under Section 9.5(b)(iii)).
“Eligible Entity” means a single purpose entity approved by Administrative Agent in its reasonable discretion, the ownership interests in which are owned entirely, directly or indirectly, by Guarantor.
“Environmental Agreements” means, collectively, the RBC Plaza Environmental Agreement, the One Washingtonian Environmental Agreement, the Preston Commons Environmental Agreement, the Sterling Plaza Environmental Agreement, the Towers at Emeryville Environmental Agreement, the Ten Almaden Environmental Agreement, the Legacy Town Center Environmental Agreement and the 500 West Madison Environmental Agreement.
“Environmental Insurance Policy" means, individually or collectively, each environmental insurance policy covering a Property substantially and materially in the form existing as of the date of this Agreement, naming Administrative Agent as an additional insured issued by an insurance company which has an A.M. Best Company financial and performance rating of A-IX or better and is qualified or authorized by the Laws of the applicable State to assume the risks covered by such policy.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Expenses” means all fees, charges, costs and expenses of any nature whatsoever incurred at any time and from time to time (whether before or after a Default) by Administrative Agent or any Lender in making, funding, administering or modifying the Loan, in negotiating or entering into any “workout” of the Loan, or in exercising or enforcing any rights, powers and remedies provided in any Security Instrument or any of the other Loan Documents, including attorneys’ fees, court costs, receiver’s fees, management fees and costs incurred in the repair, maintenance and operation of, or taking possession of, or selling, any Property.
“Excluded Taxes” means any of the following Taxes imposed on or with respect to any Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the Laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in an advance of the Loan or a Commitment pursuant to a Law in effect on the date on which (i) such Lender acquires such interest in such advance of the Loan or Commitment (other than pursuant to an assignment request by Borrowers under Section 2.6) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 2.1(a)(ii), (a)(iii) or (c), amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.1(e) and (d) any U.S. federal withholding Taxes imposed pursuant to FATCA.
“Extension Fee” means a fee equal to one fifth of one percent (0.20%) of the Aggregate Commitments (after giving effect to any reduction(s) in the Aggregate Commitments and/or principal repayments of the Loan (but not giving effect to any repayment of the Revolving Loan) prior to any extension pursuant to the terms of the Loan Documents, including, without limitation, the provisions set forth in Exhibit “I”) as of (a) with respect to the First Extension Option, the Initial Maturity Date, and (b) with respect to the Second Extension Option, the First Extended Maturity Date.
“Extension Term” has the meaning set forth in Section 1.6(b).
“FATCA” means Sections 1471 through 1474 of the Code, as of the Closing Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.
“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System on such day, as published by the Federal Reserve Bank on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upwards to the next higher 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by Administrative Agent.
“FEMA” means the Federal Emergency Management Agency or any successor agency.
“Financial Statements” means for each reporting party, a balance sheet, income statement, statements of cash flow, cash flow projections (cash flow projections to be provided only at fiscal year-end and upon Administrative Agent’s request), real estate schedules providing details on each individual real property in the reporting party’s portfolio, including, but not limited to raw land, land under development, construction in process and stabilized properties and unless Administrative Agent otherwise consents, consolidated and consolidating statements if the reporting party is a holding company or a parent of a subsidiary entity. For purposes of this definition and any covenant requiring the delivery of Financial Statements, each party for whom Financial Statements are required is a “reporting party” and a specified period to which the required Financial Statements relate is a “reporting period.”
“FinCen” has the meaning set forth in Section 9.23.
“First Extended Maturity Date” means November 3, 2021.
“First Extension Term” has the meaning set forth in Section 1.6(b).
“Flood Insurance Laws” means, collectively, (a) the National Flood Insurance Act of 1968, (b) the Flood Disaster Protection Act of 1973, and (c) the National Flood Insurance Reform Act of 1994, each as amended and together with any successor Law of such type.
“Foreign Lender” means (a) if a Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if a Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which such Borrower is resident for tax purposes. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.
“Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.
“Funding Date” means the date on which the applicable advance of Revolving Loan Proceeds shall occur.
“GAAP” means generally accepted accounting principles in the United States of America.
“Governmental Authority” or “Governmental Authorities” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).
“Guarantor” means KBS REIT PROPERTIES III, LLC, a Delaware limited liability company.
“Guarantor Covenant Compliance Certificate” has the meaning set forth in the Guaranty.
“Guaranty” means the Guaranty Agreement of even date herewith executed by Guarantor in favor of Administrative Agent for the ratable benefit of Lenders, as the same may from time to time be extended, amended, restated, supplemented or otherwise modified.
“Hedge Bank” means any Person in its capacity as a Swap Counterparty.

“Improvements” means the RBC Plaza Improvements, the Preston Commons Improvements, the Sterling Plaza Improvements, the One Washingtonian Office Tower Improvements, the Towers at Emeryville Improvements, the Ten Almaden Improvements, the Legacy Town Center Improvements, the 500 West Madison Tower Improvements.
“Indebtedness” means any and all obligations, indebtedness and liabilities of any Borrower that constitute Obligations.
“Indemnified Liabilities” has the meaning set forth in Section 9.1.
“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Borrower or Guarantor under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes.
“Index Rate” means, with respect to any applicable Interest Period with respect to a LIBOR Rate Advance, the rate per annum equal to LIBOR, or a comparable or successor rate which is selected by Administrative Agent in accordance with the terms of this Agreement, which rate is approved by Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by Administrative Agent from time to time) at approximately 11:00 a.m., London time, two (2) LIBOR Business Days prior to the commencement of such Interest Period, for U.S. Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; provided that (a) to the extent a comparable or successor rate is approved by Administrative Agent in connection herewith, the approved rate shall be applied in a manner consistent with market practice; provided, further, that to the extent such market practice is not administratively feasible for Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by Administrative Agent, and (b) if the Index Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.
“Initial Maturity Date” means November 3, 2020.
“Insurance Premiums” means those premiums due in connection with any insurance policies required to be maintained by any Borrower pursuant to any Loan Document.
“Insurance Proceeds” means the insurance claims under and the proceeds of any and all policies of insurance covering any Property or any part thereof, including all returned and unearned premiums with respect to any insurance relating to such Property, in each case whether now or hereafter existing or arising.
“Interest Period” means with respect to any LIBOR Rate Principal, the period commencing on the date such LIBOR Rate Principal is disbursed or on the date on which the Principal Debt or any portion thereof is converted into or continued as such LIBOR Rate Principal, and ending on the date one (1) month thereafter, as elected by Borrowers in the applicable Rollover/Conversion Notice; provided that:
(i)    Each Interest Period must commence on a LIBOR Business Day;

(ii)    In the case of the continuation of LIBOR Rate Principal, the Interest Period applicable after the continuation of such LIBOR Rate Principal shall commence on the last day of the preceding Interest Period;
(iii)    The last day for each Interest Period and the actual number of days during the Interest Period shall be determined by Administrative Agent using the practices of the London interbank eurodollar market; and
(iv)    No Interest Period shall extend beyond the Maturity Date, and any Interest Period which begins before the Maturity Date and would otherwise end after the Maturity Date shall instead end on the Maturity Date.
“Interest Reserve Account” has the meaning set forth in Section 4.22 of this Agreement.
“IRS” means the United States Internal Revenue Service.
“KYC Equity Ownership Percentage” means the percentage of direct or indirect ownership interests in the Borrower owned by a Person following a transfer which results in Administrative Agent’s or any Lender’s internal policies reasonably requiring a description of such transfer, the interest transferred and the identity of the transferor and transferee, including, without limitation, all documentation and other information that Administrative Agent or any Lender reasonably requests in order to comply with its ongoing obligations (as determined by Administrative Agent or such Lender) under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), provided, however, that any change in the KYC Equity Ownership Percentage shall not be effective until Administrative Agent or the applicable Lender has notified Borrower in writing of such change.
“Land” means the RBC Plaza Land, the Preston Commons Land, the Sterling Plaza Land, the One Washingtonian Office Tower Land, the Towers at Emeryville Land, the Ten Almaden Land, the Legacy Town Center Land, the 500 West Madison Land.
“Law” or “Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. With respect to any Borrower and any Property, “Law” or “Laws” includes all Laws pertaining to the construction, sale, leasing or use of the Improvements and to access and facilities for handicapped or disabled persons, including and to the extent applicable, any building codes, the Controlled Substances Act, the Flood Insurance Laws, the Federal Architectural Barriers Act (42 U.S.C. § 4151 et seq.), the Fair Housing Amendments Act of 1988 (42 U.S.C. § 3601 et seq.), the Americans With Disabilities Act of 1990 (42 U.S.C. § 12101 et seq.), the Rehabilitation Act of 1973 (29 U.S.C. § 794), each as amended to date and further amended from time to time.

“Leases” means all leases, license agreements and other occupancy or use agreements (whether oral or written), now or hereafter existing, which cover or relate to any Property or any part thereof, together with all options therefor, amendments thereto and renewals, modifications and guaranties thereof, including any cash or security deposited under the Leases to secure performance by the tenants of their obligations under the Leases, whether such cash or security is to be held until the expiration of the terms of the Leases or applied to one or more of the installments of rent coming due thereunder.
“Leasing Commissions” means reasonable and customary commissions paid in connection with a Lease to a real estate broker licensed in the state where the applicable Property is located, under commission agreements containing such terms and provisions as are then prevailing between third party, unaffiliated owners and brokers for comparable leases of space at properties similar to such Property in the market area in which such Property is located.
“Legacy Town Center Environmental Agreement” means the Environmental Indemnity Agreement, dated as of the Closing Date, by Legacy Town Center Borrower in favor of Administrative Agent for the benefit of Lenders and certain other parties, as amended, modified, replaced, restated, extended or renewed from time to time.
“Legacy Town Center Improvements” means all on-site and off-site improvements to the Legacy Town Center Land, together with all fixtures, tenant improvements, and appurtenances now or later to be located on or in the Legacy Town Center Land and/or in such improvements.
“Legacy Town Center Land” means the real property of Legacy Town Center Borrower described in Exhibit “A-7”.
“Legacy Town Center Manager Subordination Agreement” means the Assignment and Subordination of Property Management Agreement dated as of the Closing Date, by and among Administrative Agent, Legacy Town Center Borrower and the Approved Manager for the Legacy Town Center Property, as amended, modified, replaced, restated, extended or renewed from time to time.
“Legacy Town Center Property” means the real and personal property conveyed and encumbered by the Legacy Town Center Security Instrument.
“Legacy Town Center Security Instrument” means the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of the Closing Date, by Legacy Town Center Borrower in favor of Administrative Agent, as amended, modified, replaced, restated, extended or renewed from time to time.
“Lender” or “Lenders” means, singly or collectively, each lender from time to time party to this Agreement.
“Lender Net Sale Proceeds” has the meaning set forth in Section 8.10(e).
“Lending Office” means, as to any Lender, the office or offices of such Lender described as such on the Schedule of Lenders, or such other office or offices as such Lender may from time to time notify Borrowers and Administrative Agent.

“LIBOR” means the London Interbank Offered Rate.
LIBOR Business Day” means a Business Day which is also a London Banking Day.
“LIBOR Daily Floating Rate” means, for any day, a fluctuating rate of interest equal to LIBOR, or a comparable or successor rate which is selected by Administrative Agent in accordance with the terms of this Agreement, which rate is approved by Administrative Agent, as published on the applicable Bloomberg screen page (or such commercially available source providing such quotations as may be designated by Administrative Agent from time to time) at approximately 11:00 a.m., London time, two (2) LIBOR Business Days prior to such day, for U.S. Dollar deposits with a term of one (1) month commencing that day; provided that (a) to the extent a comparable or successor rate is approved by Administrative Agent in connection herewith, the approved rate shall be applied in a manner consistent with market practice; provided, further, that to the extent such market practice is not administratively feasible for Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by Administrative Agent, and (b) if the LIBOR Daily Floating Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.
“LIBOR Margin” means one hundred eighty (180) basis points per annum.
“LIBOR Rate” means for any applicable Interest Period for any LIBOR Rate Principal, a simple rate per annum equal to the sum of the LIBOR Margin plus the Adjusted LIBOR Rate.
“LIBOR Rate Advance” means an advance of the Loan by Lenders to Borrowers or any portion of the Loan held by a Lender which bears interest at an applicable LIBOR Rate at the time in question.
“LIBOR Rate Election” means an election by Borrowers of an applicable LIBOR Rate in accordance with this Agreement.
“LIBOR Rate Principal” means any portion of the Principal Debt which bears interest at an applicable LIBOR Rate at the time in question.
“LIBOR Reserve Percentage” means, with respect to any applicable Interest Period, for any day, that percentage (expressed as a decimal, carried out to five decimal places) which is in effect on such day, under regulations issued from time to time by the Board of Governors of the Federal Reserve System for determining the maximum reserve requirement (including marginal, emergency, supplemental, special and other reserves) applicable to member banks of the Federal Reserve System, in respect of “Eurocurrency liabilities” (or in respect of any other category of liabilities which includes deposits by reference to which the interest on LIBOR Rate Principal is determined), whether or not any Lender has any Eurocurrency liabilities or requirement otherwise applies to any Lender. The LIBOR Rate shall be adjusted automatically as of the effective date of each change in the LIBOR Reserve Percentage.
“Loan” means the loan by Lenders to Borrowers, in the maximum principal amount of One Billion Ten Million Dollars ($1,010,000,000) (as such amount may be reduced, adjusted or increased in accordance with the terms of this Agreement), comprised of the Term Loan and the Revolving Loan.

“Loan Documents” means this Agreement (including all exhibits), the Security Instruments, any Note, the Environmental Agreements, the Manager Subordination Agreements, any Swap Contract, the Guaranty, the Deposit Account Control Agreements, financing statements, and such other documents evidencing, securing or pertaining to the Loan as shall, from time to time, be executed and/or delivered by any Borrower, Guarantor or any other Person to Administrative Agent or any Lender pursuant to this Agreement, as they may be amended, modified, restated, replaced and supplemented from time to time, provided, however, that any agreements relating to any Swap Transaction which are entered into by Guarantor and are not secured by any Property shall not be considered Loan Documents.
“Loan-to-Value Ratio” means, as of any date of determination, (i) the amount of the Aggregate Commitments, divided by (ii) the aggregate appraised “As-Is” value of each of the Properties set forth in then-current appraisals of each of the Properties obtained by Administrative Agent as of any calculation of the Loan-to-Value Ratio.
“London Banking Day” means a day on which dealings in U.S. Dollar deposits are conducted by and between banks in the London interbank eurodollar market.
“Management Agreement” has the meaning specified in Section 5.7(d).
“Manager” has the meaning specified in Section 5.7(d).
“Manager Subordination Agreements” means, collectively, the RBC Plaza Manager Subordination Agreement, the Preston Commons Manager Subordination Agreement, the Sterling Plaza Manager Subordination Agreement, the One Washingtonian Office Tower Manager Subordination Agreement, the Towers at Emeryville Manager Subordination Agreement, the Ten Almaden Manager Subordination Agreement, the Legacy Town Center Manager Subordination Agreement and the 500 West Madison Tower Manager Subordination Agreement.
“Master Agreement” has the meaning set forth in the definition of “Swap Contract” set forth in this Exhibit “B”.
“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, each of the Properties, or the operations, business, properties, liabilities (actual or contingent), condition (financial or otherwise) or prospects of Borrowers, taken as a whole, or Guarantor; (b) a material impairment of the ability of any party to the Loan Documents to perform its obligations under any Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any party to the Loan Documents of any Loan Document to which it is a party.
“Maturity Date” means the Initial Maturity Date, as it may be earlier accelerated or extended in accordance with the terms hereof.
“Minimum Required Debt Service Coverage Ratio” means (i) as of any Test Date occurring when at least four (4) Properties remain subject to a Security Instrument, an Ongoing Debt Service Coverage Ratio or a Disbursement Debt Service Coverage Ratio (as applicable) of 1.25:1.00, (ii) as of any Test Date occurring when only three (3) Properties remain subject to a Security Instrument, an Ongoing Debt Service Coverage Ratio or Disbursement Debt Service Coverage Ratio (as applicable) of 1.30:1.00, and (iii) as of any Test Date occurring when only two (2) Properties remain subject to a Security Instrument, an Ongoing Debt Service Coverage Ratio or Disbursement Debt Service Coverage Ratio (as applicable) of 1.35:1.00.
“Net Operating Income” means, with respect to any period of time for any Property, the amount obtained by subtracting actual Operating Expenses for such Property from Actual Operating Revenue of such Property.
“Net Proceeds” when used with respect to any Condemnation Awards or Insurance Proceeds, means the gross proceeds from any Condemnation or Casualty remaining after payment of all expenses, including attorneys’ fees, incurred in the collection of such gross proceeds.
“Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 9.9 and (b) has been approved by the Required Lenders.
“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.
“Notes” means, collectively, the Promissory Note(s), initially dated as of the Closing Date, executed by Borrowers and payable to the order of each Lender in the amount of each Lender’s Commitment and collectively in the maximum principal amount of the Loan substantially in the form of Exhibit “F”, together with all replacements and substitutes thereof, in each case, as amended, modified, replaced, restated, extended or renewed from time to time.
“Notice” means a notice, request, consent, demand or other communication given in accordance with the provisions of Section 9.3 of this Agreement.
“Obligations” means all liabilities, obligations, covenants and duties of, any Borrower arising under or otherwise with respect to any Loan Document or any Swap Contract, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Borrower or any other party to a Loan Document of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceedings.
“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.
“One Washingtonian Environmental Agreement” means the Environmental Indemnity Agreement, dated as of the Closing Date, by One Washingtonian Borrower in favor of Administrative Agent for the benefit of Lenders and certain other parties, as amended, modified, replaced, restated, extended or renewed from time to time.
“One Washingtonian Improvements” means all on-site and off-site improvements to the One Washingtonian Land, together with all fixtures, tenant improvements, and appurtenances now or later to be located on or in the One Washingtonian Land and/or in such improvements.

“One Washingtonian Land” means the real property of One Washingtonian Borrower described in Exhibit “A-4”.
“One Washingtonian Manager Subordination Agreement” means the Assignment and Subordination of Property Management Agreement dated as of the Closing Date, by and among Administrative Agent, One Washingtonian Borrower and the Approved Manager for the One Washingtonian Property, as amended, modified, replaced, restated, extended or renewed from time to time.
“One Washingtonian Property” means the real and personal property conveyed and encumbered by the One Washingtonian Security Instrument.
“One Washingtonian Security Instrument” means the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of the Closing Date, by One Washingtonian Borrower in favor of Administrative Agent, as amended, modified, replaced, restated, extended or renewed from time to time.
“Ongoing Debt Service Coverage Ratio” means, as of any Test Date, for the applicable Calculation Period, the ratio of Net Operating Income to Debt Service based on operating statements for the Properties for the immediately preceding six (6) month period which comply with the terms of this Agreement.
“Operating Expenses” means, with respect to any period of time for any Property, the total of all expenses actually paid or payable, computed on an annualized basis in accordance with GAAP, of whatever kind relating to the ownership, operation, maintenance or management of such Property, including utilities, ordinary repairs and maintenance, insurance premiums, ground rents, if any, license fees, Taxes, advertising expenses, payroll and related taxes, management fees equal to the greater of 3% of Actual Operating Revenue or the management fees actually paid under any management agreement, operational equipment or other lease payments as approved by Administrative Agent, and a replacement reserve equal to $0.25 per rentable square of each Property, but specifically excluding depreciation and amortization, impairments, income taxes, debt service on the Loan, any item of expense that would otherwise be covered by the provisions hereof but which is paid by any tenant under such tenant’s Lease or other agreement provided such reimbursement by tenant is not included in the calculation of Actual Operating Revenue. Operating Expenses shall be subject to appropriate seasonal and other adjustments which are either (i) recommended by Borrowers and approved by Administrative Agent in Administrative Agent’s reasonable discretion, or (ii) otherwise made by Administrative Agent in Administrative Agent’s reasonable discretion.
“OREO Property Manager” has the meaning specified in Section 8.10(b).
“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).
“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.6).
“Participant” has the meaning specified in Section 9.5(d).
“Patriot Act” has the meaning specified in Section 9.23.
“Payment Amount” means an advance of the Loan, an unreimbursed Administrative Agent Advance, an unreimbursed Indemnified Liability, or any other amount that a Lender is required to fund under this Agreement.
“Payments” has the meaning set forth in Section 8.11.
“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.
“Platform” has the meaning set forth in Section 9.3.3 of this Agreement.
“Potential Default” means any condition or event which with the giving of notice or lapse of time or both would, unless cured or waived, become a Default.
“Preston Commons Environmental Agreement” means the Environmental Indemnity Agreement, dated as of the Closing Date, by Preston Commons Borrower in favor of Administrative Agent for the benefit of Lenders and certain other parties, as amended, modified, replaced, restated, extended or renewed from time to time.
“Preston Commons Improvements” means all on-site and off-site improvements to the Preston Commons Land, together with all fixtures, tenant improvements, and appurtenances now or later to be located on or in the Preston Commons Land and/or in such improvements.
“Preston Commons Land” means the real property of Preston Commons Borrower described in Exhibit “A-2”.
“Preston Commons Manager Subordination Agreement” means the Assignment and Subordination of Property Management Agreement dated as of the Closing Date, by and among Administrative Agent, Preston Commons Borrower and the Approved Manager for the Preston Commons Property, as amended, modified, replaced, restated, extended or renewed from time to time.
“Preston Commons Property” means the real and personal property conveyed and encumbered by the Preston Commons Security Instrument.

“Preston Commons Security Instrument” means the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of the Closing Date, by Preston Commons Borrower in favor of Administrative Agent, as amended, modified, replaced, restated, extended or renewed from time to time.
“Prime Rate” means a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such Prime Rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.
“Principal Debt” means the aggregate unpaid principal balance of the Loan at the time in question.
“Pro Rata Share” means, with respect to each Lender at any time, a fraction expressed as a percentage, the numerator of which is the amount of the Commitment of such Lender at such time and the denominator of which is the amount of the Aggregate Commitments at such time or, if the Aggregate Commitments have been terminated, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the total outstanding amount of all Indebtedness held by such Lender at such time and the denominator of which is the total outstanding amount of all Indebtedness at such time. The initial Pro Rata Share of each Lender named on the signature pages hereto is set forth opposite the name of that Lender on the Schedule of Lenders.
“Prohibited Person” means any individual or entity that is (a) currently the subject or target of any Sanctions, (b) included on OFAC’s List of Specially Designated Nationals, HMT’s Consolidated List of Financial Sanctions Targets and the Investment Ban List, or any similar list enforced by any other relevant sanctions authority, (c) any individual or entity that is owned or Controlled by, acting on behalf of, or an Affiliate of, an individual or entity listed in the previous clause (a) or (b), or (d) located, organized or resident in a Designated Jurisdiction.
“Property” means the RBC Plaza Property, the Preston Commons Property, the Sterling Plaza Property, the One Washingtonian Property, the Towers at Emeryville Property, the Ten Almaden Property, the Legacy Town Center Property and the 500 West Madison Tower Property.
“Public Lender” has the meaning set forth in Section 9.3.3 of this Agreement.
“Purchase Offer” has the meaning set forth in Section 8.10(e).
“Qualified ECP Borrower” means, at any time, each Borrower with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another Person to qualify as an “eligible contract participant” at such time under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
“RBC Plaza Environmental Agreement” means the Environmental Indemnity Agreement, dated as of the Closing Date, by RBC Plaza Borrower in favor of Administrative Agent for the benefit of Lenders and certain other parties, as amended, modified, replaced, restated, extended or renewed from time to time.
“RBC Plaza Improvements” means all on-site and off-site improvements to the RBC Plaza Land, together with all fixtures, tenant improvements, and appurtenances now or later to be located on or in the RBC Plaza Land and/or in such improvements.
“RBC Plaza Land” means the real property of RBC Plaza Borrower described in Exhibit “A-1”.
“RBC Plaza Manager Subordination Agreement” means the Assignment and Subordination of Property Management Agreement dated as of the Closing Date, by and among Administrative Agent, RBC Plaza Borrower and the Approved Manager for the RBC Plaza Property, as amended, modified, replaced, restated, extended or renewed from time to time.
“RBC Plaza Property” means the real and personal property conveyed and encumbered by the RBC Plaza Security Instrument.
“RBC Plaza Security Instrument” means the Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of the Closing Date, by RBC Plaza Borrower in favor of Administrative Agent, as amended, modified, replaced, restated, extended or renewed from time to time.
“Real Property Taxes” mean taxes, assessments and other charges or levies imposed upon or against or with respect to any Property or the ownership, use, occupancy or enjoyment of any portion thereof, or any utility service thereto, as the same become due and payable, including all taxes assessed against any Property or any part thereof.
“Recipient” means Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of any Borrower or Guarantor under the Loan Documents.
“Reimbursement Rights” shall have the meaning set forth in Section 9.32.
“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and such Person’s Affiliates.
“Release Price” means, with respect to any Property, a principal pay down of the Loan (without prepayment fees or premiums other than the payment of any Consequential Loss) or a permanent reduction in the Revolving Availability, or both, in the following amount:
(a)    If, after giving effect to the release or reconveyance, at least four (4) Properties remain subject to a Security Instrument, an amount sufficient to cause such remaining Properties after such release or reconveyance to satisfy each of the following requirements: (1) the Loan-to-Value Ratio of such remaining Properties shall be not more than sixty percent (60%) (based upon the most recent appraisal of such remaining Properties, which appraisal must be dated no earlier than six (6) months prior to the date of the proposed release), assuming the Release Price has been applied to the outstanding principal balance of the Loan, and (2) such remaining Properties would, during the six (6) month period ending on the then-most recent Test Date, satisfy an Ongoing Debt Service Coverage Ratio of at least 1.35:1.00, assuming the Release Price has been applied to the outstanding principal balance of the Loan;
(b)    If, after giving effect to the release or reconveyance, only three (3) Properties remain subject to a Security Instrument, an amount sufficient to cause such remaining Properties after such release or reconveyance to satisfy each of the following requirements: (1) the Loan-to-Value Ratio of such remaining Properties shall be not more than fifty-seven and one-half percent (57.5%) (based upon the most recent appraisal of such remaining Properties, which appraisal must be dated no earlier than six (6) months prior to the date of the proposed release), assuming the Release Price has been applied to the outstanding principal balance of the Loan, and (2) such remaining Properties would, during the six (6) month period ending on the then-most recent Test Date, satisfy an Ongoing Debt Service Coverage Ratio of at least 1.40:1.00, assuming the Release Price has been applied to the outstanding principal balance of the Loan;
(c)    If, after giving effect to the release or reconveyance, only two (2) Properties remain subject to a Security Instrument, an amount sufficient to cause such remaining Properties after such release or reconveyance to satisfy each of the following requirements: (1) the Loan-to-Value Ratio of such remaining Properties shall be not more than fifty-five percent (55%) (based upon the most recent appraisal of such remaining Properties, which appraisal must be dated no earlier than six (6) months prior to the date of the proposed release), assuming the Release Price has been applied to the outstanding principal balance of the Loan, and (2) such remaining Properties would, during the six (6) month period ending on the then-most recent Test Date, satisfy an Ongoing Debt Service Coverage Ratio of at least 1.45:1.00, assuming the Release Price has been applied to the outstanding principal balance of the Loan;
“Remargin Debt Service Coverage Ratio” means an Ongoing Debt Service Coverage Ratio of 1.10:1.00.
“Rents” means all of the rents, royalties, issues, profits, revenues, earnings, income and other benefits of any Property or any part thereof, or arising from the use or enjoyment of such Property or any part thereof, including all such amounts paid under or arising from any of the Leases and all fees, charges, accounts or other payments for the use or occupancy of rooms or other public facilities within such Property or any part thereof.
“Replacement Note” has the meaning specified in Section 9.5(b).
“Required Lenders” means as of any date of determination at least two (2) Lenders having at least 66-2/3% of the Aggregate Commitments or, if the Aggregate Commitments have been terminated, at least two Lenders holding in the aggregate at least 66-2/3% of the total outstanding amount of all Indebtedness; provided that the Commitment of, and the portion of the total outstanding amount of all Indebtedness held by, any Defaulting Lender shall be excluded for purposes of making a determination of the Required Lenders. At any time that there is only one (1) Lender, then “Required Lenders” shall mean such Lender. At any time that there are only two (2) Lenders, then, subject to the following sentence, “Required Lenders” shall mean each such Lender. At any time that all but one (1) of the Lenders are Defaulting Lenders, then “Required Lenders” shall mean the non-Defaulting Lender.
“Revolving Availability” means the maximum principal amount of Revolving Loan Proceeds available to Borrowers, which shall be an amount that, once outstanding, would equal twenty-five percent (25%) of the outstanding principal amount of the Loan, as such amount may be reduced, increased or adjusted from time to time in accordance with this Agreement. In accordance with Section 1.5, upon the prepayment of any principal outstanding under the Term Loan, the Revolving Availability shall be permanently reduced to an amount that, once outstanding, would equal twenty-five percent (25%) of the outstanding principal amount of the Loan (after giving effect to such prepayment), or to a lesser amount if designated by Borrowers to Administrative Agent in writing. Notwithstanding anything to the contrary contained herein, Borrowers shall have the right, at any time, to permanently reduce the Revolving Availability by written notice to Administrative Agent, provided, however, that in no event shall the Revolving Availability be less than the Revolving Loan Proceeds then outstanding. The Revolving Availability as of the Closing Date is equal to Two Hundred Fifty-Two Million Five Hundred Thousand Dollars ($252,500,000).
“Revolving Loan” means the revolving credit facility comprising a portion of the Loan in the maximum principal amount of the Revolving Availability and available to Borrowers in accordance with Section 1.3.3 of this Agreement.
“Revolving Loan Commitment” means, as to any Lender, its obligation to advance its Pro Rata Share of the Revolving Loan in an aggregate principal amount not exceeding the amount set forth opposite such Lender’s name on the Schedule of Lenders at any one time outstanding, as such amount may be reduced, increased or adjusted from time to time in accordance with this Agreement.
“Revolving Loan Proceeds” means proceeds of the Revolving Loan disbursed to Borrowers by the Lenders in accordance with Sections 1.3.3 and 1.3.4 of this Agreement.
“Rollover/Conversion Notice” means a notice to Administrative Agent which sets forth Borrowers’ interest rate election in accordance with Section 1.4.1(a) hereof, which notice may be (i) in writing, (ii) by telephone provided that any telephonic notice must be confirmed immediately by delivery to Administrative Agent of a written Rollover/Conversion Notice in a form as may be approved by Administrative Agent, or (iii) in any other form approved by Administrative Agent (not to be unreasonably withheld, conditioned, or delayed) (including any form on an electronic platform or electronic transmission system as shall be approved by Administrative Agent), appropriately completed and signed by an Authorized Signer of Borrowers.
“Sanction(s)” means any international economic sanction administered or enforced by the United States Government, including OFAC, the United Nations Security Council, the European Union, Her Majesty’s Treasury (“HMT”) or other relevant sanctions authority.
“Schedule of Lenders” means the schedule of Lenders party to this Agreement as set forth on Exhibit “G”, as it may be modified from time to time in accordance with this Agreement.

“Second Extended Maturity Date” means November 3, 2022.
“Second Extension Term” has the meaning set forth in Section 1.6(b).
“Secured Party Designation Notice” means a notice from any Lender or an Affiliate of a Lender substantially in the form of Exhibit “L”.
“Security Instruments” means the RBC Plaza Security Instrument, the Preston Commons Security Instrument, the Sterling Plaza Security Instrument, the One Washingtonian Security Instrument, the Towers at Emeryville Security Instrument, the Ten Almaden Security Instrument, the Legacy Town Center Security Instrument, the 500 West Madison Tower Security Instrument, and any other mortgage, deed of trust, or deed to secure debt executed and delivered by an Eligible Entity in connection with the inclusion of an Add-On Property in the Collateral pursuant to Section 9.30, as the same may be amended, restated, supplemented or otherwise modified from time to time.
“Special Flood Hazard Area” means an area identified as such by the Administrator of FEMA using FEMA’s Flood Insurance Rate Map or FEMA’s Flood Hazard Boundary Map.
“State” means, (i) with respect to the RBC Plaza Property, the State of Minnesota (ii) with respect to the Preston Commons Property, the Sterling Plaza Property and the Legacy Town Center Property, the State of Texas, (iii) with respect to the One Washingtonian Office Tower Property, the State of Maryland, (iv) with respect to the Towers at Emeryville Property and the Ten Almaden Property, the State of California, and (v) with respect to the 500 West Madison Tower Property, the State of Illinois.
“Sterling Plaza Environmental Agreement” means the Environmental Indemnity Agreement, dated as of the Closing Date, by Sterling Plaza Borrower in favor of Administrative Agent for the benefit of Lenders and certain other parties, as amended, modified, replaced, restated, extended or renewed from time to time.
“Sterling Plaza Improvements” means all on-site and off-site improvements to the Sterling Plaza Land, together with all fixtures, tenant improvements, and appurtenances now or later to be located on or in the Sterling Plaza Land and/or in such improvements.
“Sterling Plaza Land” means the real property of Sterling Plaza Borrower described in Exhibit “A-3”.
“Sterling Plaza Manager Subordination Agreement” means the Assignment and Subordination of Property Management Agreement dated as of the Closing Date, by and among Administrative Agent, Sterling Plaza Borrower and the Approved Manager for the Sterling Plaza Property, as amended, modified, replaced, restated, extended or renewed from time to time.
“Sterling Plaza Property” means the real and personal property conveyed and encumbered by the Sterling Plaza Security Instrument.
“Sterling Plaza Security Instrument” means the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of the Closing Date, by Sterling Plaza

Borrower in favor of Administrative Agent, as amended, modified, replaced, restated, extended or renewed from time to time.
“Survey” means a map or plat of survey of the Land described therein which conforms with Administrative Agent’s survey requirements set forth in the Closing Checklist.
“Swap Contract” means any agreement, whether or not in writing, relating to any Swap Transaction, including, unless the context otherwise clearly requires, any agreement or contract that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act and CFTC Regulation 1.3(xxx), any form of master agreement (the “Master Agreement”) published by the International Swaps and Derivatives Association, Inc., and any other master agreement, entered into on or prior to the Closing Date or any time after the Closing Date, between Swap Counterparty and any Borrower, together with any related schedule and confirmation, as amended, supplemented, superseded or replaced from time to time.
“Swap Counterparty” means any Person in its capacity as a party to a Swap Contract that, at the time it enters into a Swap Contract not prohibited under this Agreement, is a Lender or an Affiliate of a Lender, in its capacity as a party to such Swap Contract (even if such Person ceases to be a Lender or such Person’s Affiliate ceased to be a Lender); provided, in the case of a Swap Contract with a Person who is no longer a Lender (or Affiliate of a Lender), such Person shall be considered a Swap Counterparty only through the stated termination date (without extension or renewal) of such Swap Contract and provided further that for any of the foregoing to be included as a “Swap Contract” on any date of determination by Administrative Agent, the applicable Hedge Bank (other than Administrative Agent or an Affiliate of Administrative Agent) must have delivered a Secured Party Designation Notice to Administrative Agent prior to such date of determination.
“Swap Obligation” means any obligation to pay or perform under any Swap Contract, or any other agreement, contract or transaction entered into in connection with a Swap Transaction.
“Swap Transaction” means any transaction that is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond option, note or bill option, interest rate option, forward foreign exchange transaction, cap transaction, spot or floor transaction, collar transaction, floor transaction, currency swap transaction, cross-currency rate swap transaction, swap option, currency option, credit swap or default transaction, T-lock, or any other similar transaction (including any option to enter into the foregoing) or any combination of the foregoing, in connection with the Loan.
“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Ten Almaden Environmental Agreement” means the Environmental Indemnity Agreement, dated as of the Closing Date, by Ten Almaden Borrower in favor of Administrative Agent for the benefit of Lenders and certain other parties, as amended, modified, replaced, restated, extended or renewed from time to time.

“Ten Almaden Improvements” means all on-site and off-site improvements to the Ten Almaden Land, together with all fixtures, tenant improvements, and appurtenances now or later to be located on or in the Ten Almaden Land and/or in such improvements.
“Ten Almaden Land” means the real property of Ten Almaden Borrower described in Exhibit “A-6”.
“Ten Almaden Manager Subordination Agreement” means the Assignment and Subordination of Property Management Agreement dated as of the Closing Date, by and among Administrative Agent, Ten Almaden Borrower and the Approved Manager for the Ten Almaden Property, as amended, modified, replaced, restated, extended or renewed from time to time.
“Ten Almaden Property” means the real and personal property conveyed and encumbered by the Ten Almaden Security Instrument.
“Ten Almaden Security Instrument” means the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of the Closing Date, by Ten Almaden Borrower in favor of Administrative Agent, as amended, modified, replaced, restated, extended or renewed from time to time.
“Tenant Improvements” means the construction and related work to be undertaken by a Borrower pursuant to any Lease as tenant improvements.
“Term Loan” has the meaning set forth in Section 1.3.2.
“Term Loan Commitment” means, as to any Lender, its obligation to advance its Pro Rata Share of the Term Loan in an aggregate principal amount not exceeding the amount set forth opposite such Lender’s name on the Schedule of Lenders at any one time outstanding, as such amount may be reduced, increased or adjusted from time to time in accordance with this Agreement.
“Termination Fee Deposit” shall have the meaning set forth in Section 4.17.
“Test Date” means March 31, June 30, September 30, and December 31 of each year, commencing on December 31, 2017.
“Title Company” means Commonwealth Land Title Insurance Company.
“Title Insurance” means the loan policy or policies of title insurance issued to Administrative Agent for the benefit of Lenders by the Title Company, in an amount equal to the maximum principal amount of the Loan, insuring the validity and priority of each of the Security Instruments, together with any facultative reinsurance agreements entered into in connection therewith and approved by Administrative Agent.
“Towers at Emeryville Environmental Agreement” means the Environmental Indemnity Agreement, dated as of the Closing Date, by Towers at Emeryville Borrower in favor of Administrative Agent for the benefit of Lenders and certain other parties, as amended, modified, replaced, restated, extended or renewed from time to time.

“Towers at Emeryville Improvements” means all on-site and off-site improvements to the Towers at Emeryville Land, together with all fixtures, tenant improvements, and appurtenances now or later to be located on or in the Towers at Emeryville Land and/or in such improvements.
“Towers at Emeryville Land” means the real property of Towers at Emeryville Borrower described in Exhibit “A-5”.
“Towers at Emeryville Manager Subordination Agreement” means the Assignment and Subordination of Property Management Agreement dated as of the Closing Date, by and among Administrative Agent, Towers at Emeryville Borrower and the Approved Manager for the Towers at Emeryville Property, as amended, modified, replaced, restated, extended or renewed from time to time.
“Towers at Emeryville Property” means the real and personal property conveyed and encumbered by the Towers at Emeryville Security Instrument.
“Towers at Emeryville Security Instrument” means the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of the Closing Date, by Towers at Emeryville Borrower in favor of Administrative Agent, as amended, modified, replaced, restated, extended or renewed from time to time.
“Transfer” means any direct or indirect sale, assignment, conveyance, change of Control or transfer, including any Contract of Sale and any other contract or agreement to sell, assign, convey or transfer, whether made voluntarily or by operation of Law or otherwise, and whether made with or without consideration.
“U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code.
“U.S. Tax Compliance Certificate” has the meaning specified in Section 2.1(e)(ii)(B)(III).
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

EXHIBIT “C”
CONDITIONS PRECEDENT TO THE DISBURSEMENT OF TERM LOAN AND THE EXTENSION OF CREDIT FOR THE REVOLVING LOAN
As conditions precedent to the disbursement of the Term Loan and the extension of credit for the Revolving Loan, if and to the extent required by Administrative Agent, Administrative Agent shall have received and approved the following:
1.    Fees and Expenses. Any and all required commitment and other fees, and evidence satisfactory to Administrative Agent that Borrowers have paid all other fees, costs and expenses (including the fees and costs of Administrative Agent’s counsel) then required to be paid pursuant to this Agreement and all other Loan Documents, including all fees, costs and expenses that Borrowers are required to pay pursuant to any loan application or commitment.
2.    Financial Statements. The Financial Statements of each Borrower and Guarantor or any other Person required by any loan application or commitment or otherwise required by Administrative Agent, which Financial Statements shall not disclose a material adverse change in any Borrower’s or Guarantor’s business condition (financial or otherwise), operations, properties or prospects.
3.    Appraisal. A market value appraisal of each Property made within one hundred eighty (180) days prior to the Closing Date, which appraises the Properties on an “as-is value” basis at not less than $1,553,846,153.85 (the “Appraised Value”). The appraiser, appraisal and Appraised Value of each Properties must be satisfactory to Administrative Agent (including satisfaction of applicable regulatory requirements) and the appraiser must be engaged directly by Administrative Agent.
4.    Authorization. Evidence Administrative Agent requires of the existence, good standing, authority and capacity of each Borrower, Guarantor, and their respective constituent partners, members, managers and owners (however remote) to execute, deliver and perform their respective obligations to Administrative Agent and Lenders under the Loan Documents.
5.    Loan Documents. From Borrowers, Guarantor and each other Person required by Administrative Agent, duly executed, acknowledged and/or sworn to as required, and delivered to Administrative Agent (with a copy for each Lender) all Loan Documents then required by Administrative Agent, dated as of the Closing Date, each in form and content satisfactory to Administrative Agent.
6.    Opinions. Written opinions of counsel satisfactory to Administrative Agent for Borrowers, Guarantor, and any other Persons addressed to Administrative Agent for the benefit of Lenders, dated the Closing Date.
7.    Survey; Special Flood Hazard Area. (a) An original Survey of all Land and improvements thereon dated not more than sixty (60) days prior to the Closing Date satisfactory to Administrative Agent and the Title Company; and (b) a flood insurance policy in an amount equal to the lesser of the maximum Loan amount or the maximum amount of flood insurance available under the Flood Disaster Protection Act of 1973, as amended, and otherwise in compliance with the requirements of the Loan Documents, or evidence satisfactory to Administrative Agent that none of the Land is located in a Special Flood Hazard Area.
8.    Title Insurance. An ALTA title insurance policy with respect to each Security Instrument, issued by the Title Company (which shall be approved by Administrative Agent) in the maximum amount of the Loan plus any other amount secured by any Security Instrument, on a coinsurance and/or reinsurance basis if and as required by Administrative Agent, insuring that the each Security Instrument constitutes a valid lien covering the applicable Land and all Improvements thereon, having the priority required by Administrative Agent and subject only to those exceptions and encumbrances (regardless of rank or priority) Administrative Agent approves, in a form acceptable to Administrative Agent.
9.    Insurance Policies. The insurance policies initially required by Administrative Agent, pursuant to the Loan Documents, together with evidence satisfactory to Administrative Agent that all premiums therefor have been paid and that the policies are in full force and effect.
10.    Leases. (a) True and correct copies of all leases and subleases, and guaranties thereof; (b) estoppel certificates and subordination and attornment agreements (including non-disturbance agreements if and to the extent agreed by Administrative Agent in its discretion), dated within thirty (30) days prior to this Agreement and in form and content satisfactory to Administrative Agent, from the tenants and subtenants as Administrative Agent requires (which, for estoppel certificates, shall be from tenants and subtenants covering at least 75% of the square footage of the Properties); (c) evidence satisfactory to Administrative Agent of Borrowers’ compliance with the leases; and (d) evidence satisfactory to Administrative Agent of the tenants’ approval of all matters requiring their approval.
11.    Environmental Compliance/Report. Evidence satisfactory to Administrative Agent that no portion of any Land is “wetlands” under any applicable Law and that no Land contains or is within or near any area designated as a hazardous waste site by any Governmental Authority, that neither any Property nor any adjoining property contains or has ever contained any substance classified as hazardous or toxic (or otherwise regulated, such as, without limitation, asbestos, radon and/or petroleum products) under any Law or governmental requirement pertaining to health or the environment, and that neither any Property nor any use or activity thereon violates or is or could be subject to any response, remediation, clean up or other obligation under any Law or governmental requirement pertaining to health or the environment including a written report of an environmental assessment of each Property, made within twelve (12) months prior to the Closing Date, by an engineering firm, and of a scope and in form and content satisfactory to Administrative Agent, complying with Administrative Agent’s established guidelines, showing that there is no evidence of any such substance which has been generated, treated, stored, released or disposed of in any Property, and such additional evidence as may be required by Administrative Agent. All reports, drafts of reports, and recommendations, whether written or oral, from such engineering firm shall be made available and communicated to Administrative Agent.
12.    Other Documents. Such other instruments, documents, certificates and other information as Administrative Agent may reasonably request from each Borrower, Guarantor, and any other Person, in form and content satisfactory to Administrative Agent.

13.    Borrower Identification Due Diligence. All due diligence materials deemed necessary by Administrative Agent and each Lender with respect to verifying each Borrower’s identity and background information in a manner satisfactory to Administrative Agent and each Lender.
14.    No Guarantor Default. Evidence reasonably satisfactory to Administrative Agent no default or event of default is then continuing under any indebtedness provided by Administrative Agent to Guarantor.
15.    No Litigation. Evidence reasonably satisfactory to Administrative Agent that no notices of default, material litigation, government or environmental proceedings have been initiated or threatened against any Borrower or Guarantor, including, without limitation, evidence reasonably satisfactory to Administrative Agent that, except as disclosed to and approved by Administrative Agent, no action, suit, investigation or proceeding, pending or threatened, in any court or before any arbitrator or governmental authority that affects any Borrower or Guarantor or any transaction contemplated hereby, or that would have a material adverse effect on any Borrower or Guarantor or any transaction contemplated hereby. Administrative Agent agrees that receipt and approval of customary litigation and judgment searches on each Borrower and Guarantor shall satisfy this condition precedent.
Notwithstanding anything stated to the contrary in this Exhibit “C” or elsewhere in this Agreement or the other Loan Documents, the disbursement of the Term Loan and/or recordation of the Security Instruments shall be deemed a confirmation by Administrative Agent and the Lenders that all conditions precedent to the funding of the Term Loan and the extension of credit of the Revolving Loan as set forth in this Exhibit “C” have been satisfied or waived for all purposes.

EXHIBIT “D”
LEASING AND TENANT MATTERS
Borrowers and Lenders agree as follows:
1.    Representations and Warranties of Borrowers Regarding Leases.
Each Borrower represents and warrants that such Borrower has delivered (or will deliver within thirty (30) days of the date of recording of the Security Instruments) to Administrative Agent such Borrower’s standard form of tenant lease and copies of all Leases and any guaranty(ies) thereof, affecting any part of the Improvements of such Borrower, together with a rent roll for the Property of such Borrower, and no such Lease or guaranty contains any option or right of first refusal to purchase all or any portion of such Property or any present or future interest therein.
2.    Covenants of Borrowers Regarding Leases and Rents.
Each Borrower covenants that such Borrower (a) will observe and perform all of the obligations imposed upon the landlord in the Leases and will not do or permit to be done anything to impair the security thereof; (b) will use commercially reasonable efforts to enforce or secure, or cause to be enforced or secured, the performance of each and every obligation and undertaking of the respective tenants under the Leases and will appear in and defend, at such Borrower’s sole cost and expense, any action or proceeding arising under, or in any manner connected with, the Leases; (c) will not collect any of the Rents more than thirty (30) days in advance of the time when the same become due under the terms of the Leases; (d) will not discount any future accruing Rents; (e) without the prior written consent of Administrative Agent, will not execute any assignment of the Leases or the Rents; (f) except as expressly permitted under this Agreement, will not modify the rent, the term, the demised premises or the common area maintenance charges under any of the Leases, or add or modify any option or right of first refusal to purchase all or any portion of the Property of such Borrower or any present or future interest therein, or surrender, cancel or terminate any Lease, without the prior written consent of Administrative Agent (which consent shall not be unreasonably withheld, conditioned or delayed); and (g) will execute and deliver, at the request of Administrative Agent, all such assignments of the Leases and Rents in favor of Administrative Agent as Administrative Agent may from time to time reasonably require.
3.    Leasing Guidelines.
Except as expressly permitted under this Agreement, no Borrower shall enter into any Lease of space in the Improvements of such Borrower unless approved or deemed approved by Administrative Agent (and, to the extent required below, Required Lenders) prior to execution (which consent shall not be unreasonably withheld, conditioned or delayed). Each Borrower’s standard form of tenant lease, and any revisions thereto, must have the prior written approval of Administrative Agent, not to be unreasonably withheld, conditioned or delayed. Administrative Agent and Required Lenders shall be “deemed” to have approved any Lease that: (a) is on the standard form lease approved by Administrative Agent with no deviations except as approved by Administrative Agent (subject to modifications to address customary lease modifications in the marketplace); (b) is entered into in the ordinary course of business with a bona fide unrelated third party tenant, and the applicable Borrower, acting in good faith and exercising due diligence, has determined that the tenant is financially capable of performing its obligations under the Lease; (c) is received by Administrative Agent, together with any guaranty(ies) and financial information received by the applicable Borrower regarding the tenant and any guarantor(s), within fifteen (15) days after execution; (d) reflects an arm’s length transaction; (e) contains no option or right of first refusal to purchase all or any portion of any Property or any present or future interest therein; (f) requires the tenant to execute and deliver to Administrative Agent an estoppel certificate in form and substance reasonably acceptable to Administrative Agent within thirty (30) days after notice from Administrative Agent; and (g) does not cover in excess of ten percent (10%) of the aggregate net rentable area of the applicable Improvements or have a rental rate that is less than as set forth below:

Property	Minimum Rental Rate
RBC Plaza Property	Floors 3-11: $16/SF (NNN)* Floors 12-22: $17/SF (NNN) Floors 23-40: $17.50/SF (NNN) Retail Sky Space: $25/SF (NNN) Retail Street Space: $30/SF (NNN)
500 West Madison Property	Floors 3-15: $20/SF (NNN) Floors 16-29: $21.50/SF (NNN) Floors 30-40: $23/SF (NNN) Retail Space: $42.50/SF (NNN) Restaurant Space: $35.00/SF (NNN)
Legacy Town Center Property	Tower 1: $23/SF (NNN) Tower 2: $22/SF (NNN) Tower 3: $22/SF (NNN)
One Washingtonian Property	$30/SF (Modified Gross – Base Year)
Preston Commons Property	$22/SF (NNN)
Sterling Plaza Property	Floors 1-10: $21/SF (NNN) Floors 11-19: $22/SF (NNN)
Ten Almaden Property	$42/SF (Full Service Gross)
Towers at Emeryville Property	Tower I: $22.50/SF (Gross) Tower II: Office Floors Floors 1-5: $41/SF (Full Service Gross) Floors 6-9: $42SF (Full Service Gross” Floors 10-16: $43/SF (Full Service Gross) Tower III: $5.50/SF (“Gross”)
*NNN means “Net-Net-Net”

Any Lease that covers in excess of ten percent (10%) of the aggregate net rentable area of the applicable Improvements shall require the prior written approval of Administrative Agent, and any Lease that covers in excess of twenty percent (20%) of the aggregate net rentable area of the applicable Improvements shall require the prior written approval of the Required Lenders.
Borrowers shall provide to Administrative Agent (who will then provide copies to all Lenders if and when the consent of the Required Lenders is required pursuant to the terms hereof, if at all) a correct and complete copy of each Lease, including any exhibits, and any guaranty(ies) thereof, prior to execution unless the Lease meets the foregoing requirements for “deemed” approval by Administrative Agent (and, if applicable, by the Required Lenders). Borrowers shall pay all reasonable costs incurred by Administrative Agent in reviewing and approving Leases and any guaranties thereof, and also in negotiating subordination agreements and subordination, nondisturbance and attornment agreements with tenants, including reasonable attorneys’ fees and costs.
For Leases that require Administrative Agent’s approval (and, if applicable, the approval of the Required Lenders), Borrowers shall provide Administrative Agent (who will then provide copies to all Lenders if and when the consent of the Required Lenders is required pursuant to the terms hereof, if at all) with a copy of the letter of intent (“LOI”) for each proposed Lease and, to the extent available, with financial information on the proposed tenant to aid Administrative Agent (and, if applicable, the Required Lenders) in determining whether it will consent thereto. A proposed LOI shall be deemed approved by Administrative Agent (and, if applicable, by the Required Lenders) unless Administrative Agent (and, if applicable, the Required Lenders) disapproves such LOI in writing within five (5) Business Days after such LOI is submitted to Administrative Agent for approval. Upon approval (or deemed approval) of the LOI, no further approval will be required by Administrative Agent (and, if applicable, by the Required Lenders) and Administrative Agent (and, if applicable, the Required Lenders) will have granted its consent to the Lease that results from the LOI so long as such Lease is on the applicable Borrower’s standard form of tenant lease approved by Administrative Agent (which lease form may be modified to address customary lease modifications in the marketplace), and the business terms in the Lease are not materially different from the terms outlined in the approved (or deemed approved) LOI.
In the event a Borrower satisfies all of the conditions of this Section 3 with respect to any Lease, Administrative Agent’s (and/or the Required Lenders’, if applicable) consent to such Lease shall not be required.
4.    Delivery of Leasing Information and Documents.
From time to time upon Administrative Agent’s request, each Borrower shall promptly deliver to Administrative Agent (a) complete executed copies of each Lease, including any exhibits thereto and any guaranty(ies) thereof, (b) a complete rent roll of the Property of such Borrower, together with such operating statements and leasing schedules and reports as Administrative Agent may reasonably require, (c) any and all financial statements of the tenants, subtenants and any lease guarantors to the extent available to such Borrower, and (d) such other information regarding tenants and prospective tenants and other leasing information as Administrative Agent may reasonably request (to the extent available to such Borrower). Each

Borrower shall use commercially reasonable efforts to deliver to Administrative Agent such estoppel certificates, subordination agreements and/or subordination, non-disturbance and attornment agreements executed by such tenants as Administrative Agent may reasonably require and subject to the terms of the applicable leases and form estoppels and subordination agreements attached thereto.
Upon a Borrower’s request, Administrative Agent agrees to execute a subordination agreement with respect to any Lease, provided that the subordination agreement must be in form and substance acceptable to Administrative Agent.

EXHIBIT “E”
ASSIGNMENT AND ASSUMPTION
This Assignment and Assumption (this “Assignment”) is dated as of the Effective Date set forth below and is entered into by and between _________________ (the “Assignor”) and ____________________ (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Loan Agreement identified below (the “Loan Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment as if set forth herein in full.
For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Loan Agreement, as of the Effective Date inserted by Administrative Agent as contemplated below, (i) all of the Assignor’s rights and obligations as a Lender under the Loan Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including Guaranties), and (ii) to the extent permitted to be assigned under applicable Law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Loan Agreement, any other documents or instruments delivered pursuant thereto or in any way based on or related to any of the foregoing, including, but not limited to contract claims, tort claims, malpractice claims, statutory claims and all other claims at Law or in equity, related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment, without representation or warranty by the Assignor.
1.    Assignor:    ______________________________
[Assignor [is] [is not] a Defaulting Lender]
2.    Assignee:    ______________________________ [, an Affiliate/Approved Fund of _____________]
3.    Borrower(s):    KBSIII 60 SOUTH SIXTH STREET, LLC, a Delaware limited liability company, KBSIII PRESTON COMMONS, LLC, a Delaware limited liability company, KBSIII STERLING PLAZA, LLC, a Delaware limited liability company, KBSIII ONE WASHINGTONIAN, LLC, a Delaware limited liability company, KBSIII TOWERS AT EMERYVILLE, LLC, a Delaware limited liability company, KBSIII TEN ALMADEN, LLC, a Delaware limited liability company, KBSIII LEGACY TOWN CENTER, LLC, a Delaware limited liability company, and KBSIII 500 WEST MADISON, LLC, a Delaware limited liability company.

4.    Administrative Agent: Bank of America, N.A., as the administrative agent under the Loan Agreement
5.    Loan Agreement: The Loan Agreement, dated as of November 3, 2017, by and among Borrower(s), the Lenders parties thereto, and Administrative Agent
6.    Assigned Interest:

Aggregate Amount of Commitment/Loans for all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/Loans
$________________	$________________	______________%
Effective Date: __________________, 20__ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]
The terms set forth in this Assignment are hereby agreed to:
ASSIGNOR:
______________________________
By:
    Name:
    Title:

ASSIGNEE:
______________________________
By:
    Name:
Title:
[Consented to and] Accepted:
BANK OF AMERICA, N.A., as Administrative Agent
By: _________________________________
Name:_______________________________
Title:________________________________

[BORROWERS ARE EXECUTING THEIR RESPECTIVE SIGNATURE BLOCKS BELOW SOLELY FOR THE PURPOSE OF ACKNOWLEDGING RECEIPT OF THE ASSIGNMENT AND ASSUMPTION, TO WHICH THIS CONSENT IS ATTACHED, AND BY SIGNING BELOW, BORROWERS SHALL NOT INCUR ANY ADDITIONAL OBLIGATIONS OR ADDITIONAL LIABILITY, EXCEPT AS CONTEMPLATED BY THE LOAN DOCUMENTS]

[Consented to:]
__________________________________________
By: _________________________________
Name: _______________________________
Title: ________________________________

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION
STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION
1.Representations and Warranties.
1.1    Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and (iv) it is [not] a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Loan Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents, or any collateral thereunder, (iii) the financial condition of Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.
1.2    Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and to become a Lender under the Loan Agreement, (ii) it meets all requirements of an Eligible Assignee under the Loan Agreement (subject to receipt of such consents as may be required under the Loan Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Loan Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Loan Agreement, together with copies of the most recent financial statements delivered pursuant to Section 4.8 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision independently and without reliance on Administrative Agent or any other Lender to enter into this Assignment and to purchase the Assigned Interest on the basis of which it has made such analysis and decision, and (v) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Loan Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
1.3    Assignee’s Address for Notices, etc. Attached hereto as Schedule 1 is all contact information, address, account and other administrative information relating to the Assignee.
2.    Payments. From and after the Effective Date, Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to or on or after the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by Administrative Agent for periods prior to the Effective Date or with respect to the making of this Assignment directly between themselves.
3.    General Provisions. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment by facsimile shall be effective as delivery of a manually executed counterpart of this Assignment. This Assignment shall be governed by, and construed in accordance with, the law of the State of California.

SCHEDULE 1 TO ASSIGNMENT AND ASSUMPTION
ADMINISTRATIVE DETAILS
(Assignee to list names of credit contacts, addresses, phone and facsimile numbers, electronic mail addresses and account and payment information)
(a)    LIBOR Lending Office:
Assignee name:
Address:

    Attention:
    Telephone: (__)
    Facsimile: (__)
    Electronic Mail:
(b)    Domestic Lending Office:
Assignee name:
    Address:

    Attention:
    Telephone: (__)
    Facsimile: (__)
    Electronic Mail:
(c)    Notice Address:
Assignee name:
    Address:

    Attention:
    Telephone: (__)
    Facsimile: (__)
    Electronic Mail:
(d)    Payment Instructions:
Account No.:
    Attention:
    Reference:

EXHIBIT “F”
PROMISSORY NOTE
$______________________                        _______________, _____
FOR VALUE RECEIVED, each of KBSIII 60 SOUTH SIXTH STREET, LLC, a Delaware limited liability company (“RBC Plaza Borrower”), KBSIII PRESTON COMMONS, LLC, a Delaware limited liability company (“Preston Commons Borrower”), KBSIII STERLING PLAZA, LLC, a Delaware limited liability company (“Sterling Plaza Borrower”), KBSIII ONE WASHINGTONIAN, LLC, a Delaware limited liability company (“One Washingtonian Office Tower Borrower”), KBSIII TOWERS AT EMERYVILLE, LLC, a Delaware limited liability company (“Towers at Emeryville Borrower”), KBSIII TEN ALMADEN, LLC, a Delaware limited liability company (“Ten Almaden Borrower”), KBSIII LEGACY TOWN CENTER, LLC, a Delaware limited liability company (“Legacy Town Center Borrower”), and KBSIII 500 WEST MADISON, LLC, a Delaware limited liability company (“500 West Madison Tower Borrower”; RBC Plaza Borrower, Preston Common Borrower, Sterling Plaza Borrower, One Washingtonian Office Tower Borrower, Towers at Emeryville Borrower, Ten Almaden Borrower, Legacy Town Center Borrower and 500 West Madison Tower Borrower shall be hereinafter referred to, individually, as a “Borrower” and, collectively, jointly and severally, as “Borrowers”) hereby promises to pay to the order of _____________________ (“Lender”), as one of the lenders under that certain Loan Agreement (defined below) (collectively, the “Lenders”) by and among Borrowers, the lenders from time to time a party thereto, and Bank of America, N.A., a national banking association (together with any and all of its successors and assigns, “Administrative Agent”) as administrative agent for the benefit of the lenders (the “Loan Agreement”) dated [as of November 3, 2017] [of even date herewith], without offset, in immediately available funds in lawful money of the United States of America, at the Administrative Agent’s Office as defined in the Loan Agreement, the principal sum of _______________________________________ DOLLARS ($_______________________) (or the unpaid balance of all principal advanced against this Note, if that amount is less), together with interest on the unpaid principal balance of this Note from day to day outstanding as hereinafter provided. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.
1.    Note; Interest; Payment Schedule. This Note (as may be amended, modified, supplemented, restated and replaced from time to time, this “Note”) is one of the Notes referred to in the Loan Agreement and is entitled to the benefits thereof and subject to prepayment in whole or in part as provided therein. The entire principal balance of this Note then unpaid shall be due and payable at the times as set forth in the Loan Agreement. Accrued unpaid interest shall be due and payable at the times and at the interest rate as set forth in the Loan Agreement until all principal and accrued interest owing on this Note shall have been fully paid and satisfied. Any amount not paid when due and payable hereunder shall, to the extent permitted by applicable Law, bear interest and if applicable a late charge as set forth in the Loan Agreement.
2.    Security; Loan Documents. The security for this Note includes the Security Instruments (as defined in the Loan Agreement). This Note, the Security Instruments, the Loan Agreement and all other documents now or hereafter securing, guaranteeing or executed in connection with the loan evidenced, in whole or in part, by this Note (the “Loan”), are, as the same have been or may be amended, restated, modified or supplemented from time to time, herein sometimes called individually a “Loan Document” and together the “Loan Documents.”
3.    Defaults.
(a)    Upon the occurrence and during the continuance of a Default, Administrative Agent on behalf of the Lender and the other Lenders shall have the right to declare the unpaid principal balance and accrued but unpaid interest on this Note, and all other amounts due hereunder and under the other Loan Documents, at once due and payable (and upon such declaration, the same shall be at once due and payable), to foreclose any liens and security interests securing payment hereof and to exercise any of its other rights, powers and remedies under this Note, under any other Loan Document, or at Law or in equity.
(b)    All of the rights, remedies, powers and privileges (together, “Rights”) of Administrative Agent on behalf of the Lender and the other Lenders provided for in this Note and in any other Loan Document are cumulative of each other and of any and all other Rights at Law or in equity. The resort to any Right shall not prevent the concurrent or subsequent employment of any other appropriate Right. No single or partial exercise of any Right shall exhaust it or preclude any other or further exercise thereof, and every Right may be exercised at any time and from time to time. No failure by Administrative Agent, Lender and the other Lenders to exercise, and no delay in exercising any Right, including, but not limited to, the right to accelerate the maturity of this Note, shall be construed as a waiver of any Default or as a waiver of any Right. Without limiting the generality of the foregoing provisions, the acceptance by the holder hereof from time to time of any payment under this Note which is past due or which is less than the payment in full of all amounts due and payable at the time of such payment, shall not (i) constitute a waiver of or impair or extinguish the right of Administrative Agent, Lender and the other Lenders to accelerate the maturity of this Note or to exercise any other Right at the time or at any subsequent time, or nullify any prior exercise of any such Right, (ii) constitute a waiver of the requirement of punctual payment and performance or a novation in any respect, or (iii) in any way excuse the existence of a Default.
(c)    If any Borrower sues any holder in connection with this Note or any other Loan Document and does not prevail, then Borrowers agree to pay to each such holder to the extent required under Section 4.15 of the Loan Agreement, in addition to principal, interest and any other sums owing to Administrative Agent, Lender and the other Lenders hereunder and under the other Loan Documents, all costs and expenses incurred by such holder in any such suit or proceeding, including attorneys’ fees and expenses, investigation costs and all court costs.
4.    Heirs, Successors and Assigns. The terms of this Note and of the other Loan Documents shall bind and inure to the benefit of each Borrower and Lender and their respective successors and assigns permitted by the Loan Agreement. The foregoing sentence shall not be construed to permit any Borrower to assign the Loan except as otherwise permitted under the Loan Agreement. As further provided in the Loan Agreement, Lender may, at any time, sell, transfer, or assign all or a portion of its interest in this Note, the Security Instruments and the other Loan Documents, as set forth in the Loan Agreement.

5.    General Provisions. Time is of the essence with respect to Borrowers’ obligations under this Note. If more than one Person executes this Note as “Borrower” or “Borrowers,” all of said parties shall be jointly and severally liable for payment of the indebtedness evidenced hereby. Each Borrower and all sureties, endorsers, guarantors and any other party now or hereafter liable for the payment of this Note in whole or in part, hereby severally (a) waive demand, presentment for payment, notice of dishonor and of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices (except any notices which are specifically required by this Note or any other Loan Document), filing of suit and diligence in collecting this Note or enforcing any of the security herefor; (b) agree to any substitution, subordination, exchange or release of any such security or the release of any party primarily or secondarily liable hereon; (c) agree that neither Administrative Agent, Lender nor any other Lender shall be required first to institute suit or exhaust its remedies hereon against any Borrower or others liable or to become liable hereon or to perfect or enforce its rights against them or any security herefor; (d) consent to any extensions or postponements of time of payment of this Note for any period or periods of time and to any partial payments, before or after maturity, and to any other indulgences with respect hereto, without notice thereof to any of them; (e) waive the benefit of all homestead and similar exemptions as to this Note; (f) agree that their liability under this Note shall not be affected or impaired by any determination that any security interest or lien taken by Administrative Agent, Lender or any other Lender to secure this Note is invalid or unperfected; and (g) hereby subordinate any and all rights against any other Borrower and any of the security for the payment of this Note, whether by subrogation, agreement or otherwise, until this Note is paid in full. A determination that any provision of this Note is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Note to any Person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other Persons or circumstances. This Note may not be amended except in a writing specifically intended for such purpose and executed by the party against whom enforcement of the amendment is sought. Captions and headings in this Note are for convenience only and shall be disregarded in construing it. The words “include” and “including” shall be interpreted as if followed by the words “without limitation.” THIS NOTE, AND ITS VALIDITY, ENFORCEMENT AND INTERPRETATION, SHALL BE GOVERNED BY CALIFORNIA LAW (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES) AND APPLICABLE UNITED STATES FEDERAL LAW.
6.    Notices. Any notice, request, or demand to or upon any Borrower or the holder hereof shall be deemed to have been properly given or made when delivered in accordance with the Loan Agreement.
7.    No Usury. It is expressly stipulated and agreed to be the intent of Borrowers, Administrative Agent and all Lenders at all times to comply with applicable state Law or applicable United States federal Law (to the extent that it permits a Lender to contract for, charge, take, reserve, or receive a greater amount of interest than under state Law) and that this Section shall control every other covenant and agreement in this Note and the other Loan Documents. If applicable state or federal Law should at any time be judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved, or received with respect to the Loan, or if Administrative Agent’s exercise of the option to accelerate the Maturity Date, or if any prepayment by Borrowers results in Borrowers’ having paid any interest in excess of that permitted by applicable Law, then it is Administrative Agent’s and each Lender’s express intent that all excess amounts theretofore collected by Administrative Agent or any Lender shall be credited on the principal balance of this Note and all other indebtedness and the provisions of this Note and the other Loan Documents shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable Law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Lenders for the use, forbearance, or detention of the Loan shall, to the extent permitted by applicable Law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan until payment in full so that the rate or amount of interest on account of the Loan does not exceed the maximum lawful rate from time to time in effect and applicable to the Loan for so long as the Loan is outstanding.
THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.
[Signatures begin on following page.]

IN WITNESS WHEREOF, each Borrower has duly executed and delivered this Note as of the date first above written.
KBSIII 60 SOUTH SIXTH STREET, LLC,
a Delaware limited liability company

By:    KBSIII REIT ACQUISITION VII, LLC,
a Delaware limited liability company,
its sole member

By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:
Charles J. Schreiber, Jr.,
Chief Executive Officer

[Signatures continue on following page.]

KBSIII PRESTON COMMONS, LLC,
a Delaware limited liability company

By:    KBSIII REIT ACQUISITION IX, LLC,
a Delaware limited liability company,
its sole member

By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:
Charles J. Schreiber, Jr.,
Chief Executive Officer

[Signatures continue on following page.]

KBSIII STERLING PLAZA, LLC,
a Delaware limited liability company

By:    KBSIII REIT ACQUISITION VIII, LLC,
a Delaware limited liability company,
its sole member

By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:
Charles J. Schreiber, Jr.,
Chief Executive Officer

[Signatures continue on following page.]

KBSIII ONE WASHINGTONIAN, LLC,
a Delaware limited liability company

By:    KBSIII REIT ACQUISITION X, LLC,
a Delaware limited liability company,
its sole member

By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:
Charles J. Schreiber, Jr.,
Chief Executive Officer

[Signatures continue on following page.]

KBSIII TOWERS AT EMERYVILLE, LLC,
a Delaware limited liability company

By:    KBSIII REIT ACQUISITION XXI, LLC,
a Delaware limited liability company,
its sole member

By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:
Charles J. Schreiber, Jr.,
Chief Executive Officer

[Signatures continue on following page.]

KBSIII TEN ALMADEN, LLC,
a Delaware limited liability company

By:    KBSIII REIT ACQUISITION XIX, LLC,
a Delaware limited liability company,
its sole member

By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:
Charles J. Schreiber, Jr.,
Chief Executive Officer

[Signatures continue on following page.]

KBSIII LEGACY TOWN CENTER, LLC,
a Delaware limited liability company

By:    KBSIII REIT ACQUISITION III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:
Charles J. Schreiber, Jr.,
Chief Executive Officer

[Signatures continue on following page.]

KBSIII 500 WEST MADISON, LLC,
a Delaware limited liability company

By:    KBSIII REIT ACQUISITION XI, LLC,
a Delaware limited liability company,
its sole member

By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:
Charles J. Schreiber, Jr.,
Chief Executive Officer

EXHIBIT “G”
SCHEDULE OF LENDERS
BANK OF AMERICA, N.A., as Administrative Agent:
Notices:
Bank of America, N.A.
520 Newport Center Drive, Suite 1100
Newport Beach, California 92660
Attn: Kevin McLain
    Telephone: (949) 287-0461
    Electronic Mail: kevin.mclain@baml.com
Payment Instructions:
Bank of America, N.A.
ABA Number: 026009593
Attn: CREB Operations
Wire Transfer Account No: 1367011723000
Ref: KBSIII 500 West Madison LLC 42835
BANK OF AMERICA, N.A., as Lender:
Domestic and LIBOR Lending Office:    Commitment Amount: $500,000,000
Bank of America, N.A.        Pro Rata Share: 49.5049504950495%
520 Newport Center Drive, Suite 1100
Newport Beach, California 92660
Attn: Rita Ramos
Telephone: (949) 287-0470
Facsimile: (877) 770-3292
Electronic Mail: rita.ramos@baml.com
Notices:
Bank of America, N.A.
520 Newport Center Drive, Suite 1100
Newport Beach, California 92660
Attn: Kevin McLain
Telephone: (949) 287-0461
Electronic Mail: kevin.mclain@baml.com

Payment Instructions:
Bank of America, N.A.
ABA Number: 026009593
Attn: CREB Operations
Wire Transfer Account No: 1367011723000
Ref: KBSIII 500 West Madison LLC 42835

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender:
Domestic and LIBOR Lending Office:    Commitment Amount: $300,000,000
Wells Fargo Bank, National Association        Pro Rata Share: 29.7029702970297%
600 South 4th Street, 9th Floor
Mail Code: Mac: N9300-091
Minneapolis, MN 55414
Attn: Barbara Volk
Telephone: (612) 316-2620
Electronic Mail: Volkbarj@wellsfargo.com
Notices:
Wells Fargo Bank, National Association
2030 Main Street, Suite 800
Irvine, CA 92614
Attn: Cole Zehnder
Telephone: (949) 251-4322
Electronic Mail: Cole.Zehnder@wellsfargo.com
Payment Instructions:
Wells Fargo Bank
ABA No.: 121000248
Account No.: 00001154-4050720
Account Name: Wires in Process - MNLC
Attention: Barbara Volk

U.S. BANK, NATIONAL ASSOCIATION, as Lender:
Domestic and LIBOR Lending Office:    Commitment Amount: $210,000,000
U.S. Bank, National Association        Pro Rata Share: 20.7920792079208%
800 Nicollet Mall
Minneapolis, MN 55402
Attn: NSLS Deal Administrator
Telephone: (920) 237-7601
Facsimile: (866) 721-7062
Electronic Mail: CLSSyndicatedServicesTeam@USBank.com
Notices:
U.S. Bank, National Association
4100 Newport Place, Suite 900
Newport Beach, CA 92660
Attn: Christopher R. Coburn
Telephone: (949) 863-2475
Electronic Mail: Christopher.coburn@usbank.com
Payment Instructions:
U.S. Bank
ABA No.: 091000022
Account No.: 0068542160600
Account Name: Syndication Team
Attention: KBS REIT III

EXHIBIT “H”
SWAP CONTRACTS
1.    Swap Documentation. If any Borrower elects to enter into a Swap Contract, within the timeframes required by Administrative Agent and Swap Counterparty, each Borrower shall deliver to Swap Counterparty the following documents and other items, executed and acknowledged as appropriate, all in form and substance satisfactory to Administrative Agent and Swap Counterparty: (a) Master Agreement in the form published by the International Swaps and Derivatives Association, Inc. and related schedule in the form agreed upon between such Borrower and Swap Counterparty; (b) a confirmation under the foregoing, if applicable; (c) if such Borrower is anything other than a natural Person, evidence of due authorization to enter into transactions under the foregoing Swap Contract with Swap Counterparty, together with evidence of due authorization and execution of any Swap Contract; and (d) such other title endorsements, documents, instruments, opinions and agreements as Administrative Agent and Swap Counterparty may require to evidence satisfaction of the conditions set forth in this Section 1.
2.    Conveyance and Security Interest. To secure the Obligations, each Borrower hereby assigns and transfers to Administrative Agent, and grants to Administrative Agent a security interest in, all of such Borrower’s right, title and interest, but not its obligations, duties or liabilities for any breach, in, under and to the Swap Contract, any and all amounts received by such Borrower in connection therewith or to which Borrower is entitled thereunder, and all proceeds of the foregoing. All amounts payable to any Borrower under the Swap Contract in which Administrative Agent is the Swap Counterparty shall be credited to Borrower’s Checking Account (or other account designated by Borrower) in accordance with clause (e) of Paragraph 6, below (except upon the occurrence and during the continuance of a Default, in which event Administrative Agent shall not be obligated to credit the same).
3.    Cross-Default. It shall be a Default under this Agreement if any Event of Default occurs as defined under any Swap Contract as to which any Borrower is the Defaulting Party, and the same is not cured, or any amounts payable with respect to such Event of Default are not paid, within thirty (30) days after notice of such Event of Default has been delivered to Borrower. As used in this Section, the term “Defaulting Party” has the meanings ascribed to it in the Swap Contract.
4.    Remedies; Cure Rights. In addition to any and all other remedies to which Administrative Agent, Lenders and Swap Counterparty are entitled at law or in equity, Swap Counterparty shall have the right, to the extent so provided in any Swap Contract or any Master Agreement relating thereto, (a) to declare an event of default, termination event or other similar event thereunder and to designate an Early Termination Date as defined under the Master Agreement, and (b) to determine net termination amounts in accordance with the Swap Contract and to setoff amounts between Swap Contracts. Administrative Agent shall have the right at any time (but shall have no obligation) to take in its name or in the name of any Borrower such action as Administrative Agent may at any time determine to be necessary or advisable to cure any default under any Swap Contract or to protect the rights of any Borrower or Swap Counterparty thereunder; provided, however, that Administrative Agent shall give prior written notice to the applicable Borrower before taking any such action. For this purpose, each Borrower hereby constitutes Administrative Agent its true and lawful attorney-in-fact with full power of substitution, which power of attorney is coupled with an interest and irrevocable, to exercise, at the election of Administrative Agent, any and all rights and remedies of Borrower under the Swap Contract, including making any payments thereunder and consummating any transactions contemplated thereby, and to take any action that Administrative Agent may deem proper in order to collect, assert or enforce any claim, right or title, in and to the Swap Contract hereby assigned and conveyed, and generally to take any and all such action in relation thereto as Administrative Agent shall deem advisable. Administrative Agent shall not incur any liability if any action so taken by Administrative Agent or on its behalf shall prove to be inadequate or invalid. Each Borrower expressly understands and agrees that Administrative Agent is not hereby assuming any duties or obligations of any Borrower to make payments to Swap Counterparty under any Swap Contract or under any other Loan Document. Such payment duties and obligations remain the responsibility of the applicable Borrower notwithstanding any language in this Agreement.
5.    Miscellaneous Covenants.
(a)    Any Borrower shall, upon entering into any Swap Contract, pay all sums required to be paid by such Borrower thereunder.
(b)    No Swap Contract shall alter, impair, restrict, limit or modify in any respect the obligation of any Borrower to pay interest or other sums due under the Loan Documents, as and when the same become due and payable.
6.    Automatic Deduction and Credit.
(a)    At all times when any Swap Contract is in effect, the Borrower which is a party to such Swap Contract shall maintain in good standing with Administrative Agent, or another financial institution reasonably satisfactory to Administrative Agent an account (the “Checking Account”) designated by such Borrower.
(b)    At all times when any Swap Contract is in effect, all monthly payments owed by Borrowers under the Agreement will be automatically deducted on their due dates from the Checking Account. Administrative Agent is hereby authorized to apply the amounts so debited to Borrowers’ obligations under the Loan. Each Borrower hereby agrees to direct any financial institution where the Checking Account is maintained to allow Administrative Agent to debit the Checking Account as provided herein. Notwithstanding the foregoing, Administrative Agent will not automatically deduct the principal payment at maturity from the Checking Account (or any other account designated by a Borrower).
(c)    At all times when any Swap Contract is in effect in which Administrative Agent is the Swap Counterparty, all payments owed by any Borrower under any Swap Contract will be automatically deducted on their due dates from the Checking Account (or any other account designated by a Borrower). The preceding sentence includes each Borrower’s authorization for Administrative Agent to debit from the Checking Account (or any other account designated by a Borrower) any monetary obligation owed by such Borrower to Swap Counterparty following any Early Termination Date, as defined under the Master Agreement. Swap Counterparty is hereby authorized to apply the amounts so debited to the obligations of any Borrower under the applicable Swap Contract.
(d)    Each Borrower shall maintain sufficient funds on the dates when Administrative Agent enters debits authorized by this Agreement. If there are insufficient funds in the Checking Account on any date when Administrative Agent enters any debit authorized by this Agreement, without limiting Administrative Agent’s and Lenders’ other rights and remedies in such an event, the debit will be reversed in whole or in part, in Administrative Agent’s sole and absolute discretion, and such amount not debited shall be deemed to be unpaid and shall be immediately due and payable in accordance with the terms of this Agreement and/or the Swap Contract, as applicable.
(e)    So long as there is no Default existing under this Agreement or any Swap Contract, and provided Administrative Agent is the Swap Counterparty under the Swap Contract, Administrative Agent will automatically credit the Checking Account (or any other account designated by Borrower) for payments owed by Swap Counterparty under the Swap Contract on the dates the foregoing payments become due; provided, however, that if a due date does not fall on a Business Day, Administrative Agent will credit the Checking Account (or other account designated by Borrower) on the first Business Day following such due date.

EXHIBIT “I”
EXTENSION CONDITIONS
A.    Borrowers’ option to extend the Maturity Date from the Initial Maturity Date to the First Extended Maturity Date, and from the First Extended Maturity Date to the Second Extended Maturity Date, shall each be subject to the following conditions being satisfied by Borrowers at Borrowers’ sole expense:
1.    Borrower shall have delivered to Administrative Agent a written notice of Borrower’s election to extend the Maturity Date no later than sixty (60) days, but no earlier than one hundred twenty (120) days, prior to the Initial Maturity Date.
2.    No Default or Potential Default shall have occurred and then be continuing as of (i) the date of Borrower’s notice of election to extend the Maturity Date or (ii) the Initial Maturity Date or the First Extended Maturity Date, as applicable;
3.    Current financial statements regarding each Borrower and Guarantor as and when required under Section 4.8 shall have been submitted to Administrative Agent, and there shall not have occurred, in the reasonable opinion of Administrative Agent, any material adverse change in the business or financial condition of any Borrower, Guarantor, or in any Property or in any other state of facts submitted to Administrative Agent in connection with the Loan Documents, from that which existed on the date of this Agreement.
4.    Whether or not the extension becomes effective, Borrowers shall pay all out-of-pocket costs and expenses incurred by Administrative Agent in connection with the proposed extension (pre- and post-closing), including appraisal fees and reasonable attorneys’ fees actually incurred by Administrative Agent; all such costs and expenses incurred up to the time of Administrative Agent’s written agreement to the extension shall be due and payable on or prior to Administrative Agent’s execution of that agreement (or if the proposed extension does not become effective, then upon demand by Administrative Agent), and any future failure to pay such amounts shall constitute a Default.
5.    If required by Administrative Agent, Administrative Agent shall have received and approved the most recent MAI appraisal of each Property (which MAI appraisals must be dated no more than six (6) months prior to the Initial Maturity Date or the First Extended Maturity Date, as applicable) meeting all applicable regulatory requirements, taking into account then-current market conditions.
6.    Not later than the Initial Maturity Date, (i) the extension shall have been consented to and documented to Administrative Agent’s satisfaction by each Borrower, Guarantor and Administrative Agent; and (ii) Administrative Agent shall have been provided with an updated title report and judgment and lien searches, and appropriate title insurance endorsements shall have been issued as reasonably required by Administrative Agent (provided that such endorsements are generally issued by title companies in the applicable jurisdiction).

I-1

7.    At the time of such extension and based on the most recent appraisals (as more particularly described in clause 5, above) obtained by Administrative Agent, the Properties then subject to the lien of a Security Instrument shall have a Loan-to-Value Ratio of less than or equal to sixty percent (60%). In the event this Loan-to-Value Ratio is not met, Borrowers may satisfy this Loan-to-Value Ratio on or prior to the extension date by making a voluntary pay down of the Loan or a permanent reduction in the Revolving Availability, or both, without prepayment fees or premiums other than the payment of any Consequential Loss.
8.    As of the most recent Test Date, Borrowers shall have satisfied an Ongoing Debt Service Coverage Ratio of at least 1.35:1.00. In the event this Ongoing Debt Service Coverage Ratio is not met, Borrowers may satisfy this Ongoing Debt Service Coverage Ratio on or prior to the extension date by making a voluntary pay down of the Loan or a permanent reduction in the Revolving Availability, or both, without prepayment fees or premiums other than the payment of any Consequential Loss, in an amount sufficient to cause such Ongoing Debt Service Coverage Ratio to equal or exceed 1.35:1.00, assuming for purposes of calculating the Ongoing Debt Service Coverage Ratio that the pay down has been applied to the outstanding principal balance of the Loan, and/or such reduction in Revolving Availability has been applied to reduce the Aggregate Commitments, as applicable, as of the most recent Test Date.
9.    Borrowers shall have paid the Extension Fee to Administrative Agent for the benefit of Lenders on or prior to the Initial Maturity Date or the First Extended Maturity Date, as applicable.

I-2

EXHIBIT “J”
FORM OF DRAW REQUEST
[BORROWERS’ LETTERHEAD]
DRAW REQUEST NO. _________
TO: BANK OF AMERICA, N.A. (“Administrative Agent”)
LOAN NO.
PROJECT    [RBC Plaza][Preston Commons][Sterling Plaza][One Washingtonian Office Tower][Towers at Emeryville][Ten Almaden][Legacy Town Center][500 West Madison Tower]

LOCATION	[Minneapolis, MN][Dallas, TX][Gaithersburg, MD][Emeryville, CA][San Jose, CA][Plano, TX][Chicago, IL]

BORROWER(S)

KBSIII 60 South Sixth Street, LLC, a Delaware limited liability company
KBSIII Towers at Emeryville, LLC, a Delaware limited liability company
KBSIII Ten Almaden, LLC, a Delaware limited liability company
KBSIII Legacy Town Center, LLC, a Delaware limited liability company
KBSIII 500 West Madison, LLC, a Delaware limited liability company
KBSIII Preston Commons, LLC, a Delaware limited liability company
KBSIII Sterling Plaza, LLC, a Delaware limited liability company
KBSIII One Washingtonian, LLC, a Delaware limited liability company

FOR PERIOD ENDING
In accordance with the Loan Agreement in the maximum principal amount of $1,010,000,000, dated as of November 3, 2017, by and among Borrowers, Administrative Agent, and the Lenders party thereto, Borrowers request that $______________________ be disbursed from the Revolving Availability as Revolving Loan Proceeds. The proceeds should be deposited into Account No. [_____________] maintained with Administrative Agent.
TOTAL DRAW REQUEST    $_____________________
[Optional language to appoint a new Authorized Signer for draw requests:]
__________________________ is hereby designated and authorized to sign future draw requests on behalf of Borrowers in connection with the Loan. Administrative Agent shall be entitled to rely on draw requests given by such Person(s) until this authorization is revoked by Borrowers in writing.
[Optional language to appoint an authorized person to give rate election notices under the Note:]

J-1

________________________________ is hereby designated as being authorized to give Rollover/Conversion Election Notices (as defined in the Loan Agreement) on behalf of Borrowers under the Loan Agreement. Administrative Agent shall be entitled to rely on Rollover/Conversion Notices given by such Person(s) until this authorization is revoked by Borrowers in writing.

AUTHORIZED SIGNER:
Dated:

J-2

EXHIBIT “K-1”
FORM OF
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Loan Agreement, dated as of November 3, 2017, by and among KBSIII 60 SOUTH SIXTH STREET, LLC, a Delaware limited liability company, KBSIII PRESTON COMMONS, LLC, a Delaware limited liability company, KBSIII STERLING PLAZA, LLC, a Delaware limited liability company, KBSIII ONE WASHINGTONIAN, LLC, a Delaware limited liability company, KBSIII TOWERS AT EMERYVILLE, LLC, a Delaware limited liability company, KBSIII TEN ALMADEN, LLC, a Delaware limited liability company, KBSIII LEGACY TOWN CENTER, LLC, a Delaware limited liability company, and KBSIII 500 WEST MADISON, LLC, a Delaware limited liability company, collectively, as borrowers, Bank of America, N.A., as Administrative Agent, and each lender from time to time party thereto (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Loan Agreement”).
Pursuant to the provisions of Section 2.1(e) of the Loan Agreement, the undersigned hereby certifies that (a) it is the sole record and beneficial owner of its interest in the Loan (as well as any Note(s) evidencing such Loan interest) in respect of which it is providing this certificate, (b) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (c) it is not a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code and (d it is not a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished Administrative Agent and Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BENE (or W-8BEN, as applicable). By executing this certificate, the undersigned agrees that (a) if the information provided on this certificate changes, the undersigned shall promptly so inform Borrowers and Administrative Agent, and (b) the undersigned shall have at all times furnished Borrowers and Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.
[NAME OF FOREIGN LENDER]
By:    __________________________________
Name:    ____________________________
Title:    ____________________________
Date:    _________________, 20[__]

K-1-1

EXHIBIT “K-2”
FORM OF
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Loan Agreement, dated as of November 3, 2017, by and among KBSIII 60 SOUTH SIXTH STREET, LLC, a Delaware limited liability company, KBSIII PRESTON COMMONS, LLC, a Delaware limited liability company, KBSIII STERLING PLAZA, LLC, a Delaware limited liability company, KBSIII ONE WASHINGTONIAN, LLC, a Delaware limited liability company, KBSIII TOWERS AT EMERYVILLE, LLC, a Delaware limited liability company, KBSIII TEN ALMADEN, LLC, a Delaware limited liability company, KBSIII LEGACY TOWN CENTER, LLC, a Delaware limited liability company, and KBSIII 500 WEST MADISON, LLC, a Delaware limited liability company, collectively, as borrowers, Bank of America, N.A., as Administrative Agent, and each lender from time to time party thereto (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Loan Agreement”).
Pursuant to the provisions of Section 2.1(e) of the Loan Agreement, the undersigned hereby certifies that (a) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (b) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (c) it is not a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (d) it is not a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BENE (or W-8BEN, as applicable). By executing this certificate, the undersigned agrees that (a) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (b) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.
[NAME OF FOREIGN PARTICIPANT]
By:    __________________________________
Name:    ____________________________
Title:    ____________________________
Date:    _________________, 20[__]

K-2-1

EXHIBIT “K-3”
FORM OF
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Loan Agreement, dated as of November 3, 2017, by and among KBSIII 60 SOUTH SIXTH STREET, LLC, a Delaware limited liability company, KBSIII PRESTON COMMONS, LLC, a Delaware limited liability company, KBSIII STERLING PLAZA, LLC, a Delaware limited liability company, KBSIII ONE WASHINGTONIAN, LLC, a Delaware limited liability company, KBSIII TOWERS AT EMERYVILLE, LLC, a Delaware limited liability company, KBSIII TEN ALMADEN, LLC, a Delaware limited liability company, KBSIII LEGACY TOWN CENTER, LLC, a Delaware limited liability company, and KBSIII 500 WEST MADISON, LLC, a Delaware limited liability company, collectively, as borrowers, Bank of America, N.A., as Administrative Agent, and each lender from time to time party thereto (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Loan Agreement”).
Pursuant to the provisions of Section 2.1(e) of the Loan Agreement, the undersigned hereby certifies that (a) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (b) its direct or indirect partners/members are the sole beneficial owners of such participation, (c) with respect to such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (d) none of its direct or indirect partners/members is a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (a) an IRS Form W-8BENE (or W-8BEN, as applicable) or (b) an IRS Form W-8IMY accompanied by an IRS Form W-8BENE (or W-8BEN, as applicable) from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (i) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing and (ii) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.
[NAME OF FOREIGN PARTICIPANT]
By:    __________________________________

K-3-1

Name:    ____________________________
Title:    ____________________________
Date:    _________________, 20[__]

K-3-2

EXHIBIT “K-4”
FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Loan Agreement, dated as of November 3, 2017, by and among KBSIII 60 SOUTH SIXTH STREET, LLC, a Delaware limited liability company, KBSIII PRESTON COMMONS, LLC, a Delaware limited liability company, KBSIII STERLING PLAZA, LLC, a Delaware limited liability company, KBSIII ONE WASHINGTONIAN, LLC, a Delaware limited liability company, KBSIII TOWERS AT EMERYVILLE, LLC, a Delaware limited liability company, KBSIII TEN ALMADEN, LLC, a Delaware limited liability company, KBSIII LEGACY TOWN CENTER, LLC, a Delaware limited liability company, and KBSIII 500 WEST MADISON, LLC, a Delaware limited liability company, collectively, as borrowers, Bank of America, N.A., as Administrative Agent, and each lender from time to time party thereto (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Loan Agreement”).
Pursuant to the provisions of Section 2.1(e) of the Loan Agreement, the undersigned hereby certifies that (a) it is the sole record and beneficial owner of its interest in the Loan (as well as any Note(s) evidencing such Loan interest) in respect of which it is providing this certificate, (b) its direct or indirect partners/members are the sole beneficial owners of such Loan interest (as well as any Note(s) evidencing such Loan interest), (c) with respect to the extension of credit pursuant to the Loan Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (d) none of its direct or indirect partners/members is a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code and (e) none of its direct or indirect partners/members is a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished Administrative Agent and Borrowers with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (a) an IRS Form W-8BENE (or W-8BEN, as applicable) or (b) an IRS Form W-8IMY accompanied by an IRS Form W-8BENE (or W-8BEN, as applicable) from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (i) if the information provided on this certificate changes, the undersigned shall promptly so inform Borrowers and Administrative Agent, and (ii) the undersigned shall have at all times furnished Borrowers and Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.
[NAME OF FOREIGN LENDER]

K-4-1

By:    __________________________________
Name:    ____________________________
Title:    ____________________________
Date:    _________________, 20[__]

K-4-2

EXHIBIT “L”

FORM OF SECURED PARTY DESIGNATION NOTICE
Secured Party Designation Notice
TO:    Bank of America, N.A., as Administrative Agent

RE:
Loan Agreement, dated as of November 3, 2017 by and among KBSIII 60 SOUTH SIXTH STREET, LLC, a Delaware limited liability company, KBSIII PRESTON COMMONS, LLC, a Delaware limited liability company, KBSIII STERLING PLAZA, LLC, a Delaware limited liability company, KBSIII ONE WASHINGTONIAN, LLC, a Delaware limited liability company, KBSIII TOWERS AT EMERYVILLE, LLC, a Delaware limited liability company, KBSIII TEN ALMADEN, LLC, a Delaware limited liability company, KBSIII LEGACY TOWN CENTER, LLC, a Delaware limited liability company, and KBSIII 500 WEST MADISON, LLC, a Delaware limited liability company, collectively, as borrowers, the Lenders and Bank of America, N.A., as Administrative Agent (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Loan Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Loan Agreement)

DATE:    [Date]

[Name of Hedge Bank] (the “Secured Party”) hereby notifies you, pursuant to the terms of the Loan Agreement, that the Secured Party meets the requirements of a Hedge Bank under the terms of the Loan Agreement and is a Hedge Bank under the Loan Agreement and the other Loan Documents.
Delivery of an executed counterpart of a signature page of this notice by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this notice.
A duly authorized officer of the undersigned has executed this notice as of the day and year set forth above.
,
 as a Hedge Bank

By:
Name:
Title:

L-1

EXHIBIT “M”

FORM OF JOINDER AGREEMENT
This JOINDER AGREEMENT, dated as of [_________] (this “Joinder”), is made by [______________] (“Additional Borrower”), each of the other Borrowers party to the Loan Agreement referred to below, and Bank of America, N.A., as administrative agent (“Administrative Agent”), on behalf of itself and the other Lenders (defined below).
RECITALS
Reference is made to that certain Loan Agreement, dated as of November 3, 2017 (as the same may be amended, restated, extended, supplemented, or otherwise modified in writing from time to time, the “Loan Agreement”), among KBSIII 60 SOUTH SIXTH STREET, LLC, a Delaware limited liability company (“RBC Plaza Borrower”), KBSIII PRESTON COMMONS, LLC, a Delaware limited liability company (“Preston Commons Borrower”), KBSIII STERLING PLAZA, LLC, a Delaware limited liability company (“Sterling Plaza Borrower”), KBSIII ONE WASHINGTONIAN, LLC, a Delaware limited liability company (“One Washingtonian Office Tower Borrower”) KBSIII TOWERS AT EMERYVILLE, LLC, a Delaware limited liability company (“Towers at Emeryville Borrower”), KBSIII TEN ALMADEN, LLC, a Delaware limited liability company (“Ten Almaden Borrower”), KBSIII LEGACY TOWN CENTER, LLC, a Delaware limited liability company (“Legacy Town Center Borrower”), and KBSIII 500 WEST MADISON, LLC, a Delaware limited liability company (“500 West Madison Tower Borrower”; RBC Plaza Borrower, Preston Common Borrower, Sterling Plaza Borrower, One Washingtonian Office Tower Borrower, Towers at Emeryville Borrower, Ten Almaden Borrower, Legacy Town Center Borrower and 500 West Madison Tower Borrower shall be hereinafter referred to, individually, each as an “Existing Borrower” and, collectively, jointly and severally, as “Existing Borrowers”), each lender party thereto (individually, a “Lender” and collectively, the “Lenders”), and Administrative Agent. Any capitalized term used and not defined in this Joinder shall have the meaning given to such term in the Loan Agreement. This Joinder is one of the Loan Documents described in the Loan Agreement.
Additional Borrower is an Eligible Entity which is wholly-owned, directly or indirectly, by Guarantor.
Pursuant to Section 9.30 of the Loan Agreement, Existing Borrowers and Additional Borrowers have requested that certain real property owned or leased by Additional Borrower (together with all Improvements and personalty now or hereafter located thereon, the “Additional Property”) more particularly described on Exhibit A attached hereto, be included in the Collateral as an Add-On Property.
As a condition to the inclusion of the Additional Property within the Collateral as an Add-On Property, the parties hereto are executing and delivering this Joinder to Administrative Agent.

NOW, THEREFORE, in consideration of the foregoing Recitals and the terms, covenants, and conditions of this Joinder, the receipt of which and sufficiency of which are hereby acknowledged, Additional Borrower, Existing Borrowers and Administrative Agent hereby agree as follows:
1.1    Joinder as Co-Borrower. Additional Borrower assumes and agrees to be bound by all of the terms, covenants, representations, warranties, indemnities and conditions of the Loan Agreement, the Notes, and each of the other Loan Documents (collectively, the “Assumed Obligations”), jointly and severally with the other Persons comprising the Borrowers, and assumes and agrees to be bound thereby as a Borrower as if Additional Borrower had originally executed the Loan Agreement, the Notes, and each of the other Loan Documents; provided, however, that this provision shall not be construed as joining any Additional Borrower as a party to any Security Instrument other than the Security Instruments executed and delivered by Additional Borrower on the date hereof with respect to the Additional Property owned by such Additional Borrower. All references to the term “Borrowers”, “any Borrower”, “a Borrower”, and similar references in the Loan Documents shall be deemed to be a reference to, and shall include, Additional Borrower. All references to the term “Properties”, “any Property”, “a Property”, and references of similar intent in the Loan Documents shall be deemed to be a reference to, and shall include, the Additional Property.
1.2    Consent and Acceptance. Existing Borrowers and Administrative Agent hereby consent to the assumption by Additional Borrower of the Assumed Obligations and agree and acknowledge that from and after the date of this Joinder, Additional Borrower shall be a “Borrower” for all purposes of the Loan Agreement, the Notes, and each of the other Loan Documents. Additional Borrower agrees to execute and deliver such additional documents as Administrative Agent may reasonably require, including, without limitation, a Security Instrument in favor of Administrative Agent, for its benefit and the benefit of the other Lenders, encumbering all right, title and interest of Additional Borrower in its Additional Property, and the other deliverables required under Section 9.30 of the Loan Agreement.
1.3    Ownership of the Additional Borrower. Additional Borrower and Existing Borrowers represent and warrant to Administrative Agent and each Lender that Additional Borrower is wholly-owned, directly or indirectly, by Guarantor.
1.4    Organizational Documents. Additional Borrower and Existing Borrowers represent and warrant to Administrative Agent and each Lender that Additional Borrower is a limited liability company duly organized, existing and in good standing under the laws of the state in which it is organized and is duly qualified to do business and in good standing in the state in which the Land of such Additional Borrower is located (if different from the state of its formation) and in any other state where the nature of such Additional Borrower’s business or property requires it to be qualified to do business,.
1.5    Power and Authority of the Additional Borrower. Additional Borrower and Existing Borrowers hereby represent and warrant that Additional Borrower has the requisite limited liability company power and authority to enter into this Joinder and to perform its obligations hereunder and under the Loan Agreement, the Notes and any Loan Document to which it is now a party. The execution, delivery and performance of this Joinder by Additional Borrower and the performance of its obligations under this Joinder, the Loan Agreement, the Notes and any Loan Document to which it is now a party have been duly authorized and no other limited liability company proceedings on the part of such Additional Borrower are necessary to authorize the execution, delivery or performance of this Joinder, the transactions contemplated hereby or the performance of its obligations under this Joinder, the Loan Agreement, the Notes and any Loan Document to which it is now a party.
1.6    Representations and Warranties By Existing Borrowers. Additional Borrower and each of the Existing Borrowers represent and warrant to Administrative Agent and each Lender that each of the representations and warranties made by Existing Borrowers are true and correct in all material respects as such representations and warranties apply to the Additional Borrower or the Additional Property with the same force and effect as if made on the date hereof.
1.7    Counterparts. This Joinder may be executed in multiple counterparts, each of which shall constitute an original but all of which when taken together shall constitute one and the same instrument.
1.8    Governing Law. The validity, enforcement, and interpretation of this Joinder, shall for all purposes be governed by and construed in accordance with the laws of the State of California and applicable United States federal law, and is intended to be performed in accordance with, and only to the extent permitted by, such laws.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Joinder has been duly executed and delivered as of the date first above written.
ADDITIONAL BORROWER:
[___________________________]

By:
Name:
Its:
EXISTING BORROWERS:
KBSIII TEN ALMADEN, LLC,
a Delaware limited liability company

By:    KBSIII REIT ACQUISITION XIX, LLC,
a Delaware limited liability company,
its sole member

By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:
Charles J. Schreiber, Jr.,
Chief Executive Officer

KBSIII 500 WEST MADISON, LLC,
a Delaware limited liability company

By:    KBSIII REIT ACQUISITION XI, LLC,
a Delaware limited liability company,
its sole member

By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:
Charles J. Schreiber, Jr.,
Chief Executive Officer

KBSIII LEGACY TOWN CENTER, LLC,
a Delaware limited liability company

By:    KBSIII REIT ACQUISITION III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:
Charles J. Schreiber, Jr.,
Chief Executive Officer

KBSIII PRESTON COMMONS, LLC,
a Delaware limited liability company

By:    KBSIII REIT ACQUISITION IX, LLC,
a Delaware limited liability company,
its sole member

By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:
Charles J. Schreiber, Jr.,
Chief Executive Officer

KBSIII ONE WASHINGTONIAN, LLC,
a Delaware limited liability company

By:    KBSIII REIT ACQUISITION X, LLC,
a Delaware limited liability company,
its sole member

By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:
Charles J. Schreiber, Jr.,
Chief Executive Officer

KBSIII STERLING PLAZA, LLC,
a Delaware limited liability company

By:    KBSIII REIT ACQUISITION VIII, LLC,
a Delaware limited liability company,
its sole member

By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:
Charles J. Schreiber, Jr.,
Chief Executive Officer

KBSIII TOWERS AT EMERYVILLE, LLC,
a Delaware limited liability company

By:    KBSIII REIT ACQUISITION XXI, LLC,
a Delaware limited liability company,
its sole member

By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:
Charles J. Schreiber, Jr.,
Chief Executive Officer

[Signatures Continue on Following Page]

ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A.
as Administrative Agent
By:
Name:
Title:

EXHIBIT A
TO JOINDER AGREEMENT

EXHIBIT “N”

BORROWERS REMITTANCE INSTRUCTIONS
[SEE ATTACHED]

N-1

Bank of America

Effective Date: ____________________

NOTE TO PREPARER:
Complete OPEN fields as applicable. THIS FORM MAY NOT BE OTHERWISE ALTERED.
If pre-closing, and Loan Agreement date is unknown, enter "PENDING" in date field.
Upon completion, CLICK button below first, then print and sign, or email to signer.

Borrower Remittance Instructions

I, ____, the authorized signatory of ____ (collectively, the "Borrower"), which said Borrower has executed a certain ____ dated ___________________________, with Bank of America, N.A., as Administrative Agent and/or Lender ("Bank"), in the stated original principal amount of $_________________________ (the "Loan Agreement"), do hereby certify that I am authorized to provide the following remittance instructions on behalf of Borrower.

Bank is hereby instructed to use the following instructions as directed by Borrower for either disbursement of Loan proceeds or debit of Loan payments for the benefit of Borrower:

Account Name: ___________________________

Account Number: ________________________________

Bank Name: ____________________________________

City & State: ____________________________________

ABA Number: ___________________________________

If Wire, Reference: _______________________________

Check one of the following:

____ I am an authorized signer for the above-referenced account ("Account"). I certify that Account is owned by Borrower. If Account is not a Bank of America account, a voided check has been provided to Bank.

____ I certify that the above-referenced account is owned by a title company, escrow company or other closing agent directed and authorized by Borrower to receive Loan proceeds.

____ I am an authorized signer for the above-referenced account ("Account"). I certify that the Account is owned by Borrower. Borrower agrees that scheduled **payments on the Loan will be deducted automatically** on their due dates from the Account. Bank is hereby authorized to apply the amounts so debited to Borrower's obligations under the Loan. Notwithstanding the foregoing, Bank will not automatically deduct the principal payment at maturity from the Account. Bank will debit the Account on the dates the payments become due. If a due date does not fall on a Business Day, Bank will debit the Account on the first Business Day following the due date. If there are insufficient funds in the Account on the date Bank enters any debit authorized hereby, without limiting Bank's other remedies in such an event, the debit will be reversed in whole or in part, in Bank's sole and absolute discretion, and such amount not debited shall be deemed to be unpaid and shall be immediately due and payable in accordance with the terms of the Loan. If the Account is not a Bank of America account, a voided check has been provided to Bank.

Bank may rely on these instructions until written notice is received by Bank, revoking these instructions and/or replacing this with new Borrower Remittance Instructions, and such notice shall be effective not sooner than five (5) Business Days following receipt thereof.

BORROWER:

By: ________________________________
Name: ______________________________
Title: Authorized Signatory
Date: ______________________________

[NOTE: There should be a recent incumbency certificate on file for the authorized signatory for the Borrower signing this Borrower Remittance Instructions.]

N-2

EXHIBIT “O”

BORROWERS’ INSTRUCTION CERTIFICATE
[SEE ATTACHED]

O-1

Effective Date: November 3, 2017
Page 1 of 2

BORROWER'S INSTRUCTION CERTIFICATE
[(RBC Plaza)]

Certificate of Authority and Specimen Signatures

The undersigned, Stacie K. Yamane, the authorized signatory of KBSIII 60 South Sixth Street, LLC, a Delaware limited liability company ("***Borrower***") (in her capacity as the Chief Accounting Officer of KBS Real Estate Investment Trust III, Inc., a Maryland corporation, which is the general partner of KBS Limited Partnership III, a Delaware limited partnership, which is the sole member of KBS REIT Properties III, LLC, a Delaware limited liability company, which is the sole member of KBSIII REIT Acquisition VII, LLC, a Delaware limited liability company, which is the sole member of Borrower), which said Borrower (together with certain other borrowers) has executed a certain Loan Agreement dated November 3, 2017, with Bank of America, N.A., a national banking association, as Administrative Agent ("***Bank***"), in the stated original principal amount of One Billion Ten Million and No/100 Dollars ($1,010,000,000.00) ("***Loan Agreement***"), and **does hereby certify** that the Authorized Signers and Authorized Persons whose names, titles and signatures appear in Sections I and II below are authorized to act on behalf of Borrower for the specified purposes indicated below.

Section I – General Authorization.

All persons listed below are also listed in the most recent borrowing resolution (contained in that certain Secretary's Certificate dated as of November 3, 2017). The Authorized Signer, indicated below, is authorized to act on behalf of Borrower (in his capacity as the CEO of KBS Real Estate Investment Trust III, Inc., a Maryland corporation, which is the general partner of KBS Limited Partnership III, a Delaware limited partnership, which is the sole member of KBS REIT Properties III, LLC, a Delaware limited liability company, which is the sole member of KBSIII REIT Acquisition VII, LLC, a Delaware limited liability company, which is the sole member of Borrower) for all purposes including, but not limited to obtaining any and all information pertaining to the Loan, requesting any action under the Loan Documents, providing any certificates on behalf of Borrower (in his capacity as the CEO of KBS Real Estate Investment Trust III, Inc., a Maryland corporation, which is the general partner of KBS Limited Partnership III, a Delaware limited partnership, which is the sole member of KBS REIT Properties III, LLC, a Delaware limited liability company, which is the sole member of KBSIII REIT Acquisition VII, LLC, a Delaware limited liability company, which is the sole member of Borrower), and appointing and changing Authorized Persons below. All persons who signed the Loan Agreement on behalf of Borrower, must sign in this Section I acknowledging their agreement with the below listed Authorized Persons.

Name	Title	Signature
Charles J. Schreiber, Jr.	CEO	

[*Section II on following page*]

O-2

EXHIBIT “P”

FORM OF COMPLIANCE CERTIFICATE

P-1